As filed with the Securities and Exchange Commission on  April 21, 2010]
Registration No. 33-69138/811-4420

                  SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549

              FORM N-6
                    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                  PRE-EFFECTIVE AMENDMENT NO. ___   (  )
                  POST-EFFECTIVE AMENDMENT NO.  30     (X)
             and/or
                  REGISTRATION STATEMENT UNDER THE INVESTMENT
               COMPANY ACT OF 1940
              Amendment No.   99
               (Check appropriate box or boxes)

               WRL SERIES LIFE ACCOUNT
              (Exact Name of Registrant)

                 WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
              (Name of Depositor)
              570 Carillon Parkway
              St. Petersburg, FL  33716
                 (Address of Depositor's Principal Executive Offices) (Zip Code)
                Depositor's Telephone Number, including Area Code:
              (727) 299-1800

                               Arthur D. Woods, Esq.
              Vice President and Senior Counsel
               Western Reserve Life Assurance Co. of Ohio
              570 Carillon Parkway
              St. Petersburg, FL  33716
               (Name and Address of Agent for Service)

           Copy to:

             Mary Jane Wilson-Bilik, Esq.
             Sutherland Asbill & Brennan LLP
             1275 Pennsylvania Avenue, N.W.
                Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

     immediately upon filing pursuant to paragraph (b)
    on (date)  , pursuant to paragraph (b)
      60 days after filing pursuant to paragraph (a)(1)
 X     on   May 1, 20 10  , pursuant to paragraph (a)(1)

If appropriate, check the following box:

      This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

P R O S P E C T U S
May 1, 2010

WRL FREEDOM WEALTH PROTECTORâ
                 issued through
WRL Series Life Account
by
Western Reserve Life Assurance Co. of Ohio
Administrative Office:
570 Carillon Parkway
St. Petersburg, Florida 33716
1-800-851-9777
(727) 299-1800

Direct electronic, telephonic and facsimile transactions to the
Administrative Office:
(727) 299-1800 or 1-800-851- 9777 (toll free)
Facsimile : 1-727-299-1648 ( subaccount transfers only)
1-727-299-1620 (all other fax requests)
www.westernreserve.com

Send Claim Forms to the Administrative Office at:
P.O. Box 9008
Clearwater, FL 33758-9008

Send all payments made by check, and all other correspondence and notices to the Mailing Address:
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa 52499

A Joint Survivorship Flexible Premium Variable Life Insurance Policy

This prospectus describes the WRL Freedom Wealth Protectorâ , a joint survivorship flexible premium variable life insurance policy (the “Policy”).  You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust  – Initial Class (“Series Trust”), the Fidelity Variable Insurance Products Funds Trust (the “Fidelity VIP Funds”) the ProFunds, the Access One Trust ("Access Trust"), the AllianceBernstein Variable Products Series Fund, Inc. (“AllianceBernstein”), and the Franklin Templeton Variable Insurance Products Trust (“FT VIP Trust”) (collectively, the “funds”). Please refer to the next page of this prospectus for the list of portfolios available to you under this Policy. Note: If your Policy was issued in the State of New Jersey before January 1, 2009, then you may not allocate your Policy’s cash value to the fixed account.

Investing in the Policy involves risk, including possible loss of premium.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under the Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus.  Certain portfolios may not be available in all states.  Please read these documents before investing and save them for future reference.

An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

PORTFOLIOS AVAILABLE UNDER YOUR POLICY
Transamerica Series Trust:	Transamerica Series Trust (cont.):	ProFunds (cont.):
➢ Transamerica AEGON High Yield Bond VP* ➢ Transamerica Asset Allocation – Conservative VP*	➢ Transamerica JPMorgan Enhanced Index VP	➢ ProFund VP NASDAQ-100
➢ Transamerica Asset Allocation – Conservative VP*	➢ Transamerica JPMorgan Mid Cap Value VP*	➢ ProFund VP Oil & Gas
➢ Transamerica Asset Allocation – Growth VP*	➢ Transamerica Jennison Growth VP*	➢ ProFund VP Pharmaceuticals
➢ Transamerica Asset Allocation – Moderate Growth VP*	➢ Transamerica MFS International Equity VP	➢ ProFund VP Precious Metals
➢ Transamerica Asset Allocation – Moderate VP*	➢ Transamerica Money Market VP*	➢ ProFund VP Short Emerging Markets
➢ Transamerica Balanced VP	➢ Transamerica Morgan Stanly Mid- Cap Growth VP*	➢ ProFund VP Short International
➢ Transamerica BlackRock Large Cap Value VP	➢ Transamerica Multi Managed Large Cap Core VP*	➢ ProFund VP Short NASDAQ-100
➢ Transamerica Clarion Global Real Estate Securities VP	➢ Transamerica PIMCO Total Return VP	➢ ProFund VP Short Small-Cap
➢ Transamerica Convertible Securities VP	➢ Transamerica Small/Mid Cap Value VP	➢ ProFund VP Small-Cap
➢ Transamerica Diversified Equity VP*	➢ Transamerica T. Rowe Price Small Cap VP	➢ ProFund VP Small-Cap Value
➢ Transamerica Efficient Markets VP	➢ Transamerica Third Avenue Value VP	➢ ProFund VP Telecommunications
➢ Transamerica Federated Market Opportunity VP	➢ Transamerica U.S. Government Securities VP	➢ ProFund VP UltraSmall-Cap
➢ Transamerica Focus VP*	➢ Transamerica WMC Diversified Growth VP*	➢ ProFund VP U.S. Government Plus
➢ Transamerica Foxhall Emerging Markets/Pacific Rim VP*	ProFunds:	➢ ProFund VP Utilities
➢ Transamerica Foxhall Global Conservative VP*	➢ ProFund VP Asia 30	Access One Trust:
➢ Transamerica Foxhall Global Growth VP*	➢ ProFund VP Basic Materials	➢ Access VP High Yield Fund
➢ Transamerica Foxhall Global Hard Asset VP*	➢ ProFund VP Bull	AllianceBernstein Variable Products Series Fund, Inc.:
➢ Transamerica Growth Opportunities VP	➢ ProFund VP Consumer Services	➢ Alliance Bernstein Balanced Wealth Strategy Portfolio
➢ Transamerica Hanlon Balanced VP*	➢ ProFund VP Emerging Markets	Franklin Templeton Variable
➢ Transamerica Hanlon Growth and Income VP*	➢ ProFund VP Europe 30	Insurance Products Trust:
➢ Transamerica Hanlon Growth VP*	➢ ProFund VP Falling U.S. Dollar	➢ Franklin Templeton VIP Founding Funds Allocation Fund
➢ Transamerica Hanlon Managed Income VP*	➢ ProFund VP Financials	Fidelity Variable Insurance
➢ Transamerica Index 50 VP	➢ ProFund VP International	Products:
➢ Transamerica Index 75 VP	➢ ProFund VP Japan	➢ Fidelity VIP Contrafund® Portfolio*
➢ Transamerica International Moderate Growth VP*	➢ ProFund VP Mid-Cap	➢ Fidelity VIP Equity-Income Portfolio*
➢ Transamerica JPMorgan Core Bond VP	➢ ProFund VP Money Market*	➢ Fidelity VIP Growth Opportunities Portfolio*
➢ Fidelity VIP Index 500 Portfolio
* Please see the footnote for this portfolio in the section entitled “Western Reserve, the Separate Account, the Fixed Account and the Portfolios” in this prospectus.

Table of Contents

Policy Benefits/Risks Summary	2
Policy Benefits	2
Flexibility	2
Death Benefit	2
Cash Value	2
Investment Options	2
Tax Benefits	2
Risks of Your Policy	2
Fee Tables	2
Fee Tables for Policies Applied for On or After May 1, 2009	2
Fee Tables for Policies Issued Before January 1, 2009	2
Western Reserve	2
The Separate Account	2
The Fixed Account	2
The Portfolios	2
Charges and Deductions	2
Premium Expense Charge	2
Monthly Deductions	2
Mortality and Expense Risk Charge	2
Surrender Charge	2
Transfer Charge	2
Loan Interest Spread	2
Cash Withdrawal Charge	2
Taxes	2
Rider Charges	2
Portfolio Expenses	2
Revenue We Receive	2
The Policy	2
Ownership Rights	2
Assignment of Your Policy	2
Modifying the Policy	2
Purchasing a Policy	2
When Insurance Coverage Takes Effect	2
Group or Sponsored Policies (only available under Policies issued before May 1, 2003)	2
Policy Split Option	2
Policy Features	2
Premiums	2
Transfers	2
General	2
Disruptive Trading and Market Timing	2
Fixed Account Transfers	2
Conversion Rights	2
Dollar Cost Averaging	2
Asset Rebalancing Program	2
Third Party Asset Allocation Services	2
Policy Values	2
Cash Value	2
Net Surrender Value	2
Subaccount Value	2
Subaccount Unit Value	2
Fixed Account Value	2
Death Benefit	2
Death Benefit Proceeds	2
Death Benefit	2
Decreasing the Specified Amount	2
Payment Options	2
Surrenders and Cash Withdrawals	2
Surrenders	2
Cash Withdrawals	2
Canceling a Policy	2
Signature Guarantees	2
Loans	2
General	2
Interest Rate Charged	2
Loan Reserve Account Interest Rate Credited	2
Effect of Policy Loans	2
Policy Lapse and Reinstatement	2
Lapse	2
Federal Income Tax Considerations	2
Tax Status of the Policy	2
Tax Treatment of Policy Benefits	2
Other Policy Information	2
Settlement Options	2
Retained Asset Accounts	2
Benefits at Maturity	2
Payments We Make	2
Split Dollar Arrangements	2
Policy Termination	2
Supplemental Benefits (Riders)	2
Additional Information	2
Sending Forms and Written Requests in Good Order	2
Sale of the Policies	2
Legal Proceedings	2
Financial Statements	2
Table of Contents of the Statement of Additional Information	2
Glossary	2
Appendix A - Illustrations (for Policies Applied for On Or After May 1,2009)	2
Appendix A – Illustrations (for Policies Issued Before January 1, 2009)	2
Prospectus Back Cover	2

i

Policy Benefits/Risks Summary                                                                                                           WRL Freedom Wealth Protector®

This summary describes the Policy’s important benefits and risks.  More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”).  For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

·
The WRL Freedom Wealth Protector is a joint survivorship flexible premium variable life insurance policy.  The Policy insures two lives with a death benefit payable on the death of the surviving insured.  Joint insureds may be both males, both female or male and female.  The insured will be the surviving insured of the joint insureds stated in the Policy.

·
The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you.  You should only purchase the Policy if you have the financial ability to keep it in force for a substantial period of time.  You should consider this Policy in conjunction with other insurance that you own.

·	There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge during the first 15 Policy years .

·
You can invest your net premium in, and transfer your cash value to, subaccounts.  While allocated to subaccounts, your cash value will fluctuate with the daily performance of the portfolios in which the subaccount invest.

·
The Policy’s cash value will increase or decrease depending on the investment performance of the sub-accounts, the premiums you pay, the fees and charges that we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and cash withdrawals).  Because returns are not guaranteed, the Policy is not suitable as a short-term investment savings vehicle.

·
You may place your money in the fixed account where it earns a n interest rate declared in advance for a specific period (at least 4% annual interest if your Policy was issued before January 1, 2009 or 2% if your Policy was applied for after May 1, 2009), or in any of the subaccounts of the Separate Account which are described in this prospectus.  The fixed account is not available to you if your Policy was issued before January 1, 2009 in the State of New Jersey.

·	Your Policy offers supplemental riders, and depending on which riders are selected, certain charges may be deducted from the Policy’s cash value as part of the monthly deductions.

·
You r Policy has a No Lapse Guarantee which means your Policy will remain in force and no grace period will begin until the no lapse date shown on your Policy schedule page, even if your net surrender value is too low to pay the monthly deductions, as long as, on any Monthiversary, you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.  The No Lapse Guarantee is discussed in more detail in the section entitled “Policy Lapse and Reinstatement” In this prospectus.

·	You select the specified amount of insurance coverage for your Policy. Our current minimum specified amount for a Policy is generally $100,000.

·	We offer two (2) bands of coverage under the Policy depending on the initial specified amount of insurance you have selected and any adjustments to the specified amount after issue:

o	Band 1: $100,000 - $999,999

o	Band 2: $1,000,000 or more

·
You will have a “ free-look period” once we deliver your Policy.  You may return the Policy during this period and receive a refund.  Please see “Canceling a Policy” for a description of the free-look period.

·
After the third Policy year and once each Policy year thereafter, you may change the death benefit option and /or decrease the specified amount.  A decrease in specified amount is limited to 20% of the specified amount before the decrease.  The new specified amount cannot be less than the minimum specified amount as shown in your Policy.  We do not allow increases in specified amount.  Please note: Changes in

·
specified amount will trigger changes in your cost of insurance charge, monthly per unit charge, premium expense charge, your guideline premium, your minimum monthly guarantee premium, and may affect your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences.  Any charges associated with a decrease in your specified amount will be based on the same C.S.O. Table that was in effect when your Policy was issued.  For further details, please see “Death Benefits – Increasing/Decreasing the Specified Amount” In this prospectus.

Flexibility

The Policy is designed to be flexible to meet your specific circumstances and life insurance needs.  Within certain limits, you can:

·	Choose the timing, amount and frequency of premium payments.

·	Change the Death Benefit Option

·	Decrease the Policy’s insurance coverage .

·	Transfer cash value among investment options available under the Policy .

·	Take a loan against the Policy (as long as the Policy is in force).

·	Take a cash withdrawal or surrender the Policy.

Death Benefit

If the surviving insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies), subject to applicable law and the terms of the Policy.  The amount of the death benefit generally depends on the specified amount of insurance you select, the death benefit option you ch o ose, your Policy’s cash value, and any additional insurance provided by the riders that you purchase.  You may choose one of the following Death Benefit Options:

	Option A is the greatest of:

	>	the current specified amount; or
	>	A specific percentage, multiplied by the Policy’s cash value on the date of the surviving insured’s death; or
	>	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

	Option B is the greatest of:
	>	the current specified amount, plus the Policy's cash value on the date of the surviving insured's death; or
	>	A specified percentage, multiplied by the Policy’s cash value on the date of the surviving insured’s death; or
	>	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Cash Value

Cash value is the value of your Policy on any business day.  It is not guaranteed – it depends on the performance of the investment options that you have chosen, the timing and the amount of premium payments you’ve made, Policy charges, and how much you’ve borrowed or withdrawn from the Policy.

You can access your cash value in several ways:

·
Withdrawals – you can withdraw part of your Policy’s cash value once each year after the first Policy year.  Withdrawals are described in more detail in “Surrenders and Cash Withdrawals – Cash Withdrawals.”

·
Loans – you can take out a loan from the Policy using your Policy’s cash value as security.  The terms for any loans taken from your cash value will differ depending on the C.S.O. Table that was in effect at the time your Policy was issued.  Loans are described in more detail in the section of this prospectus entitled “Loans.”

·
Surrender – You can surrender or cash in your Policy for its net surrender value while the insured is alive.  Surrenders are described in more detail in the section entitled “Surrenders and Cash Withdrawals – Surrenders.”   You may pay a substantial surrender charge.

Investment Options

You can choose to allocate your net premiums and cash value among the subaccounts, each of which invests in a corresponding portfolio of the various underlying funds.  Your Policy also offers a fixed account option, which provides a guaranteed minimum rate of interest.  You can accumulate cash value in the fixed account and the subaccounts without paying any current income tax.

You can transfer your cash value among the fixed account and the subaccounts during the life of your Policy. We may limit the number of transfers out of the fixed account and, in some cases, may limit your transfer activity to deter disruptive trading and market timing.  We charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.  For more details, please refer to the section entitled "Transfers" in this prospectus.

Tax Benefits

We intend the Policy to qualify as a life insurance contract under the Internal Revenue Code so that the death benefit generally should be excludable from the taxable income of the beneficiary.  You also will generally not be taxed on any part of your Policy’s cash value unless you take a cash withdrawal or a loan that is not repaid from your Policy. If your Policy is not a Modified Endowment Contract (“MEC”), you should not be deemed in receipt of any taxable gains included in cash value until withdrawals and surrenders exceed your tax basis in the Policy or other distributions are made as described in the “Federal Income Tax Considerations” section of this prospectus. (Note: A MEC is a life insurance contract under the tax code under which funds that are withdrawn in the form of policy loans, cash withdrawals, assignments, and pledges are treated first as taxable income to the policyowner to the extent of gain then in the policy and then a non-taxable recovery of tax basis.)  Transfers between the subaccounts are not taxable transactions.  Please refer to “Federal Income Tax Considerations” for more details.

Risks of Your Policy

Long- T erm Financial Planning

This Policy is designed to help meet long-term financial objectives by paying a death benefit to family members and other named beneficiaries.   It is not suitable as a short-term savings vehicle.  It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs.   T aking a withdrawal or surrendering your Policy may incur charges.  See the F ee Tables and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their guaranteed maximum levels.  In the future, these charges may be increased up to the guaranteed (maximum) levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Policy in force.

Investment Risks

If you invest you r Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease.  Also, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value.  During times of poor investment performance, this deduction will have an even greater impact on your cash value.  You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.  If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest.  You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2% (4% for policies issued before January 1, 2009) .

Risks of Managing General Account Assets

In addition to your fixed account allocations, general account assets are used to support the payment of the death benefit under the Polic y .  To the extent that Western Reserve is required to pay you amounts in addition to your cash value under the death benefit, such amounts will come from general account assets.  You should be aware that the general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity ,   credit risk and is also subject to the claims of the Company’s general creditors .  The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent with the general account investments.

Premium Payments

Federal tax laws put limits on the premium payments you can make in relation to your Policy’s Death Benefit.  We may refuse all or part of a premium payment that you make, or remove all o r part of a premium from your Policy and return it to you with interest under certain circumstances to maintain qualification of the Policy as a life insurance contract for federal income tax purposes .   Please refer to the section entitled “Premiums” For more details.

Lapse

Your Policy stays In Force as long as you have sufficient cash value to cover your monthly deduction s and Policy charges.  Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have insurance coverage.   A policy lapse may have adverse tax consequences. There are costs associated with reinstating a lapsed Policy.  For a detailed discussion of your Policy’s Lapse and Reinstatement policies, please refer to the section of this prospectus entitled “Policy Lapse and Reinstatement.”

Withdrawals and Loans

Making a withdrawal or taking a loan may:

·	Change your Policy’s tax status

·	Reduce your Policy’s specified amount

·	Reduce your Policy’s death benefit

·	Reduce the death benefit proceeds paid to your beneficiary

·	Make your Policy more susceptible to lapsing.

Cash withdrawals will reduce your cash value.  Withdrawals taken during periods of poor investment performance could considerably reduce or eliminate some benefits or guarantees of the Policy.  If you surrender your Policy during the first 15 Policy years, you will pay a surrender charge.   The surrender charge could be significant.

Be sure to plan carefully before using these Policy benefits.  For a detailed description of withdrawals and loans, and any associated risks, please see the sections of this prospectus entitled “Surrenders and Cash Withdrawals – Cash Withdrawals” and/or “Loans.”

Tax Consequences of Withdrawals, Surrenders and Loans

    You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not paid any outstanding P olicy loans. .

If your Policy is a MEC, all cash withdrawals, surrenders, assignments, pledges and loans that you make or  that you receive during the life of the Policy may be subject to income tax and a 10% federal tax penalty.  Other tax issues to consider when you own a life insurance policy are described in more detail in the section of this prospectus entitled “Federal Income Tax Considerations.”

   Note:  You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus.  Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any portfolio will meet its investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.  Please note: We have presented two versions of each table. Section A includes the fee tables for Policies that are applied for on or after May 1, 2009 (or subsequent state approval) based on the Commissioners’ 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“2001 C.S.O. Tables); and Section B includes the fee tables for Policies that were issued before January 1, 2009 based on the Commissioners’ 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“1980 C.S.O. Tables”). If the amount of a charge depends on the personal characteristics of the joint insureds, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of representative insured s with the characteristics set forth below.  These charges may not be representative of the charges you will pay.

SECTION A

Fee Tables for Policies Applied for On or After May 1, 2009
(Based on the 2001 C.S.O. Tables)

FOR POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy or transferring Policy cash value among the subaccounts and the fixed account. (Note: Separate Fee information is set forth for residents of Puerto Rico.)

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge	Upon payment of each premium
For All Except Residents of Puerto
Rico: 6.0% of premiums paid during
the first 10 Policy years; 2.5% of
premiums thereafter

                For Residents of Puerto Rico:
                12.0% of premiums paid during the
                first 10 Policy years; 8.5% of
                premiums thereafter

For All Except Residents of Puerto Rico: 6.0% of premiums paid during the first 10 Policy years; 2.5% of premiums thereafter
For Residents of Puerto Rico:
10.0% of premiums paid during the first 10 Policy years; 6.5% of premiums thereafter

Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge3	Upon full surrender of the Policy during the first 15 Policy years
· Maximum Charge4		$22.06 per $1,000 of specified amount during the first Policy year	$22.06 per $1,000 of specified amount during the first Policy year
· Minimum Charge5		$3.15 per $1,000 of specified amount during the first Policy year	$3.15 per $1,000 of specified amount during the first Policy year
· Initial Charge for a male insured, issue age 5 5 , female insured, issue age 5 0 , both in the select non-tobacco use rate class		$ 11.80 per $1,000 of specified amount during the first Policy year	$ 11.8 0 per $1,000 of specified amount during the first Policy year

1 The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2 When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges:  $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.  You can obtain further information about these charges by contacting our administrative office.
3 The surrender charge will vary based on the two issue ages and the underwriting class of the younger insured on the Policy date. The surrender charge is calculated as the surrender charge per $1,000 of specified amount , multiplied by the number of thousands of dollars of specified amount, multiplied by the surrender charge factor.  The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 15th Policy year after the Policy date.  The surrender charge shown in the table is rounded up.  The charges shown in the table may not be representative of the charges you will pay.  More detailed information about the surrender charges applicable to you is available from your registered representative.
4 The maximum surrender charge is based on a younger insured with the following characteristics: issue age 80, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
5 This minimum surrender charge is based on a younger insured with the following characteristics: issue age of 0 in the juvenile underwriting class.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Transfer Charge6	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Living Benefit Rider7	When rider is exercised	Discount Factor	Discount Factor
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary	$10 per month during the first Policy year; $12 per month thereafter	$10 per month

6   The first 12 transfers per Policy year are free.
7 We reduce the single sum benefit by a discount factor to compensate us for income lost as a result of early payment of the death benefit. The discount factor is based on the current yield on 90-day U.S. Treasury bills or the Policy loan rate, whichever is greater. Please see footnote 15 for a description of the loan rate.   For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider” in this prospectus

The table below describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

FOR POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1

Cost of Insurance 8 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary
·Maximum Charge10		$30.67 per $1,000 of net amount at risk per month11	$15.95 per $1,000 of net amount at risk per month11
·Minimum Charge12		$0.01 per $1,000 of net amount at risk per month11	$0.01 per $1,000 of net amount at risk per month11
·Initial Charge for a male insured, issue age 55 , female insured, issue age 50 , both in the select non-tobacco use rate class , Band 2		$0.01 per $1,000 of net amount at risk per month11	$0.01 per $1,000 of net amount at risk per month11
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of average daily net assets of each subaccount in which you are invested	Annual rate of 0.90% of average daily net assets of each subaccount in which you are invested; rate is reduced to 0.30% in years 16+13
Loan Interest Spread 14	On Policy anniversary	1.0% 15	0.75% 15

8 Cost of insurance charges are based on a number of factors including, but not limited to: each joint insured’s attained age, gender, underwriting class, and the specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates on a Policy with a specified amount of $1,000,000 and above are generally lower than that of a Policy with a specified amount less than $1,000,000.  The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.
9 We may place insureds in substandard underwriting classes with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
10 This maximum charge is based on an insured with the following characteristics: two males, ages 78 and 83, at issue , standard tobacco underwriting class, with an initial face amount below $1,000,000 (Band 1) and in the 22nd Policy year. This maximum charge may also apply to insureds with other characteristics.
11The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
12 This minimum charge is based on an insured with the following characteristics: two females, both age 5 at issue, juvenile class with an initial specified amount of $1,000,000 or higher (Band 2), and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
13 We intend to reduce this charge after the first 15 Policy years to 0.30% (annually) of the average daily net assets of each subaccount in which you are invested, but we do not guarantee that we will do so.
14 While a Policy loan is outstanding, loan interest is payable in arrears.  If, before the next Policy anniversary, there is a loan repayment, Policy lapse, surrender, Policy termination, or the surviving insured’s death, then we will deduct the amount of any loan interest due.
15 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10 th Policy year, we will charge preferred loan interest rates that are lower on a portion of the loan reserve.  The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

FOR POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1

Monthly Per Unit Charge16	Monthly, for up to 10 years on and after the Policy date
· Maximum Charge 17		$0.29 per $1,000 of initial specified amount	$0.29 per $1,000 of initial specified amount
· Minimum Charge 18		$0.04 per $1,000 of initial specified amount	$0.04 per $1,000 of initial specified amount
· Initial Charge for a male insured, issue age 55 , female insured, issue age 50 , both in the select non-tobacco use rate class, band 2, No Lapse Option 1		$0.08 per $1,000 of initial specified amount	$0.08 per $1,000 of initial specified amount
Optional Rider Charges:1 9
Joint Insured Term Rider (without extra ratings)7	Monthly, on the Policy date and on each Monthiversary until the younger insured reaches age 95
· Maximum Charge 20		$23.90 per $1,000 of rider face amount per month	$8.37 per $1,000 of rider face amount per month
· Minimum Charge 21		$0.01 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month
· Initial charge for a male insured, issue age 55 , a female insured, issue age 50 , both in the select non-tobacco use rate class , band 2		$0.01 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month
Joint Insured Term Rider Per Unit Charge	Monthly, for up to 20 years on and after the Rider date	$0.02 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

16 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deduction for 10 years on a current basis and 20 years guaranteed on the base. There is a separate per unit charge on the Joint Insured Rider. The per unit charge may vary based on age, band and your No Lapse Option choice for the base Policy.
17 This guaranteed maximum charge is based on joint insureds with the following characteristics: Target Premium Age 75, with an initial base face amount below $1,000,000 (Band 1), No Lapse Option 2, and in the first Policy year.  This maximum charge may also apply to insureds with other characteristics.
18 This minimum charge is based on joint insureds with the following characteristics: Target Premium Age 9, with an initial base face amount of $1,000,000 or higher (Band 2), No Lapse Option 1, and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

1 9  Cost of insurance rates for the riders may vary based on the attained age, gender, or underwriting class of both insureds, Policy year, rider specified amount, the Base Policy specified amount, and/or the net amount at risk.  The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about these rider charges by contacting your agent.
20  This guaranteed maximum charge is based on joint insureds with the following characteristics: two males, ages 77 and 83 at issue, younger male age 78 at issue, both in the standard tobacco underwriting class, with an initial rider face amount below $1,000,000 (Band 1) and in the 18th Policy year.  This maximum charge may also apply to insureds with other characteristics.
21  This minimum charge is based on joint insureds with the following characteristics: two females, both age 5 at issue, juvenile class with an initial rider face amount of $1,000,000 or higher (Band 2) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Individual Insured Rider (without extra ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 95
· Maximum Charge2 2		$22.81 per $1,000 of rider face amount per month	$22.36 per $1,000 of rider face amount per month
· Minimum Charge2 2		$0.02 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month
· Initial charge for a female insured, issue age 50 , select non-tobacco use rate class		$0.2 3 per $1,000 of rider face amount per month	$0. 08 per $1,000 of rider face amount per month

22  This maximum charge is based on an individual insured with the following characteristics: male, attained age 94 in the standard tobacco use class.  This maximum charge may also apply to insureds with other characteristics.
2 3  This minimum charge is based on an individual insured with the following characteristics: female, age 10 at issue, in the juvenile class.  This minimum charge may also apply to insureds with other characteristics.

SECTION B

Fee Tables for Policies Issued Before January 1, 2009
(Based on the 1980 C.S.O. Tables)

FOR POLICIES ISSUED BEFORE JANUARY 1, 2009
The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy or transferring Policy cash value among the subaccounts and the fixed account.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge	Upon payment of each premium	6.0% of premiums paid during the first 10 Policy years; 2.5% of premiums thereafter	6.0% of premiums paid during the first 10 Policy years; 2.5% of premiums thereafter
Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge3 1. Deferred Issue Charge Component for:	Upon full surrender of the Policy during first 15 Policy years	$5.00 per $1,000 of initial specified amount	$5.00 per $1,000 of initial specified amount

1 The company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2 When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges:  $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.  You can obtain further information about these charges by contacting our administrative office.
3The surrender charge is equal to the sum of the Deferred Issue Charge and the Deferred Sales Charge multiplied by the Surrender Charge Percentage, and is based upon each joint insured’s issue age, gender and rate class on the Policy date. The Deferred Issue Charge component of the surrender charge is assessed on the initial specified amount.  The Deferred Sales Charge Component of the surrender charge is based upon the younger joint insured’s issue age. The Surrender Charge Percentage on a Policy when the younger joint insured’s issue age is less than 75 is 100% for the first 10 Policy years then decreases at the rate of 20% each Policy year until it reaches zero at the end of the 15th Policy year. When the younger joint insured’s issue age is greater than 74, the Surrender Charge Percentage is 100% for the first six Policy years and then declines to zero at the end of the 15th Policy year.  The surrender charges shown in the table may not be typical of the charges you will pay.  You can obtain more detailed information about the surrender charges that apply to you by contacting your agent and requesting a personalized illustration.

FOR POLICIES ISSUED BEFORE JANUARY 1, 2009

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
2. Deferred Sales Charge Component:	Upon full surrender of the Policy during first 15 Policy years	A percentage of total premiums paid	A percentage of total premiums paid
·Maximum Charge4		26.5% up to the guideline premium, plus 4.2% of premium paid in excess of the guideline premium5	26.5% up to the guideline premium, plus 4.2% of premium paid in excess of the guideline premium5
·Minimum Charge6		26.5% up to the guideline premium, plus 1.2% of premium paid in excess of the guideline premium5	26.5% up to the guideline premium, plus 1.2% of premium paid in excess of the guideline premium5
·Charge during first 10 Policy years for a male, issue age 55 , female, issue age 50 , both in select non-tobacco use rate class		26.5% up to the guideline premium, plus 4.2% of premium paid in excess of the guideline premium5	26.5% up to the guideline premium, plus 4.2% of premium paid in excess of the guideline premium5
Transfer Charge7	Upon transfer	$10 for each transfer in excess of 12 per Policy year	$10 for each transfer in excess of 12 per Policy year
Terminal Illness Accelerated Death Benefit Rider8	When rider is exercised	Discount Factor	Discount Factor

4 This maximum charge is based on the younger joint insured’s issue age being between ages 0-55.
5 The guideline premium is a designated premium that varies by issue age, gender, underwriting class, death benefit option, and specified amount. It is shown on your Policy schedule page.
6 This minimum charge is based on the younger joint insured’s issue age being between 79-80.
7 The first 12 transfers per Policy year are free.
8We reduce the single sum benefit by a discount factor to compensate us for lost income as a result of early payment of the death benefit. The discount factor is equal to the Applicable Federal Interest Rate (4.09% for 2009)  or the Policy loan interest rate expressed in arrears, whichever is greater, (“discount factor”).  For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled “Terminal Illness Accelerated Death Benefit Rider” in this prospectus

FOR POLICIES ISSUED BEFORE JANUARY 1, 2009

The table below describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary	$5 per month during the first Policy year; $10.50 per month	$5 per month
Cost of Insurance 9 (without Extra Ratings)10	Monthly, on the Policy date and on each Monthiversary
·Maximum Charge11		$83.33 per $1,000 of net amount at risk per month12	$19.17 per $1,000 of net amount at risk per month12
·Minimum Charge13		$0.01 per $1,000 of net amount at risk per month12	$0.01 per $1,000 of net amount at risk per month12
·Initial Charge for a male insured, issue age 55 , female insured, issue age 50 , both in the select non-tobacco use rate class , band 2		$0.01 per $1,000 of net amount at risk per month12	$0.01 per $1,000 of net amount at risk per month12
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of average daily net assets of each subaccount in which you are invested	Annual rate of 0.90% of average daily net assets of each subaccount in which you are invested14

9 Cost of insurance charges are based on a number of factors including, but not limited to: each joint insured’s attained age, gender, underwriting class, and the specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates on a Policy with a specified amount of $1,000,000 and above are generally lower than that of a Policy with a specified amount less than $1,000,000.  The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.
10 We may place insureds in sub-standard underwriting classes with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
11 This maximum charge is based on an insured with the following characteristics: two males, both age 80 at issue standard tobacco underwriting class, with an initial face amount below $1,000,000 (Band 1) and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
12 The net amount at risk equals the death benefit on a Monthiversary, divided by 1.0032737, minus the cash value on such Monthiversary. Please refer to the section entitled “Charges and Deductions – Cost of Insurance” in this prospectus for a description of this division factor.
13 This minimum charge is based on an insured with the following characteristics: two females, both age 10 at issue, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
14 For Policies issued after July 1, 2001, we intend to reduce this charge after the first 15 Policy years to 0.30% (annually) of the average daily net assets of each subaccount in which you are invested, but we do not guarantee that we will do so.

R POLICIES ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Loan Interest Spread 15	On Policy anniversary	1.49% (effective annual rate, after rounding) 16	0.74% (effective annual rate, after rounding)16
Monthly Death Benefit Guarantee Charge17	Monthly, from cash value until the no lapse date selected on application	$0.04 per $1,000 of initial specified amount	$0.04 per $1,000 of initial specified amount
Optional Rider Charges:18
Joint Insured Term Rider (without extra ratings)10	Monthly, on the Policy date and on each Monthiversary until the younger insured reaches age 95
· Maximum Charge		$30.57 per $1,000 of rider face amount per month 19	$7.79 per $1,000 of rider face amount per month20
· Minimum Charge		$0.01 per $1,000 of rider face amount per month121	$0.01 per $1,000 of rider face amount per month21
· Initial charge for a male insured, issue age 55 , a female insured, issue age 50 , both in the select non-tobacco use rate class , band 2		$0.04 per $1,000 of rider face amount per month	$0.04 per $1,000 of rider face amount per month

15 While a Policy loan is outstanding, loan interest is payable in advance on each Policy anniversary.  If, before the next Policy anniversary, there is a loan repayment, Policy lapse, surrender, Policy termination, or the surviving insured’s death, then we will refund the amount of any loan interest we charged in advance for the period between the date of any such occurrence and the next Policy anniversary.
16 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan reserve account.  We currently charge you an annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual interest rate) on each Policy anniversary.  We will also currently credit the amount in the loan reserve account with an effective annual interest rate of 4.75% (4.0% minimum guaranteed).  After the 10th Policy year, we currently provide preferred loan crediting rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount (including accrued loan interest).  The preferred loan crediting rate currently is 5.49% effective annually (after rounding) and is not guaranteed.
17 The charge shown is for a Base Policy only (no riders).  The addition of riders would increase this charge.
18 Cost of insurance rates for the riders may vary based on the attained age, gender, or underwriting class of both insureds, Policy year, rider specified amount, the Base Policy specified amount, and/or the net amount at risk.  The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about these rider charges by contacting your agent.
19 This guaranteed maximum charge is based on joint insureds with the following characteristics: two males, older male age 82 at issue, younger male age 78 at issue, both in the standard tobacco underwriting class, with an initial rider face amount below $1,000,000 (Band 1) and in the 17th Policy year.  This maximum charge may also apply to insureds with other characteristics.
20 This current maximum charge is based on joint insureds with the following characteristics: two males, both age 80 at issue, both in the standard tobacco underwriting class, with an initial rider face amount below $1,000,000 (Band 1) and in the 11th Policy year.  This maximum charge may also apply to insureds with other characteristics.
21 This minimum charge is based on joint insureds with the following characteristics: two females, both age 10 at issue, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Joint Insured Term Rider Monthly Death Benefit Guarantee Charge	Monthly, for up to 20 years on and after the Rider date	$0.02 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Individual Insured Rider (without extra ratings) 7	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 95
· Maximum Charge		$24.85 per $1,000 of rider face amount per month22	$20.06 per $1,000 of rider face amount per month23
· Minimum Charge		$0.06 per $1,000 of rider face amount per month24	$0.05 per $1,000 of rider face amount per month25
· Initial charge for a female insured, issue age 50 , select non-tobacco use rate class		$0. 35 per $1,000 of rider face amount per month	$0.1 6 per $1,000 of rider face amount per month
Individual Insured Rider Monthly Death Benefit Guarantee Charge	Monthly, for up to 20 years on and after the Rider date	$0.01 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

22This guaranteed maximum charge is based on an individual insured with the following characteristics: male, attained age 94 in the standard tobacco use class.  This maximum charge may also apply to insureds with other characteristics.
23 This current maximum charge is based on an individual insured with the following characteristics: male, attained age 94 in the standard tobacco use class. This maximum charge may also apply to insureds with other characteristics.
24 This guaranteed minimum charge is based on an individual insured with the following characteristics: female, age 10 at issue, in the juvenile class.  This minimum charge may also apply to insureds with other characteristics.
25 This current minimum charge is based on an individual insured with the following characteristics: female, age 30 at issue, in a non-tobacco use underwriting class.  This minimum charge may also apply to insureds with other characteristics.

For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

Range of Expenses for the Portfolios1, 2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2009.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0. 41%	3.98%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)3
	0.41%	1.68%
1 The portfolio expenses used to prepare this table were provided to Western Reserve by the funds.  Western Reserve has not independently verified such information.  The expenses shown are those incurred for the year ended December 31, 2009.  Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios that are “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Transamerica Series Trust portfolios and certain portfolios of the Transamerica Funds (formerly, Transamerica IDEX Mutual Funds) (each such portfolio an "Acquired Fund").  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Western Reserve took into account the information received from the Transamerica Series Trust on the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests. The combined expense information includes the Acquired Fund fees and expenses (i.e.; fees and expenses of underlying funds for the Transamerica Series Trust asset allocation portfolios.) See the prospectus for the Transamerica Series Trust for a presentation of the applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio operating Expenses takes into account contractual arrangements for 42 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2011.

Western Reserve, The Separate Account, the Fixed Account and the Portfolios

Western Reserve

Western Reserve Life Assurance Co. of Ohio, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is the insurance company issuing the Policy.  We are obligated to pay all benefits under the Policy.

Financial Condition of the Company

The benefits under your Policy are paid by Western Reserve from its General Account assets and/or your cash value held in the Company’s Separate Account.  It is important that you understand that payments of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for your cash value that is allocated to the subaccounts of the separate account.  Your cash value in those subaccounts constitutes a portion of the assets of the separate account.  These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.    See "The Separate Account."

Assets in the General Account.  You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account.  See "The Fixed Account."  Any guarantees under the P olicy that exceed your cash value, such as those associated with any living benefit riders and any death benefit riders, are paid from our general account (and not the separate account).  Therefore, any amounts that we may be obligated to pay under the Policy in excess of cash value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our policyowners.  We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and cash value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information.  We encourage both existing and prospective policyowners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance - as well as the financial statements of the separate account—are located in the Statement of Additional Information (SAI).  The SAI is available at no charge by writing to our administrative office - Western Reserve Life Assurance Co. of Ohio, 570 Carillon Parkway, St. Petersburg, Florida 33716 - or by calling us at (800) 851-9777, or by visiting our website www.westernreserve.com.  In addition, the SAI is available on the SEC’s website at http://www.sec.gov.  Our financial strength ratings, which reflect the opinions of leading independent rating agencies of WRL's ability to meet its obligations to its policy owners, are available on our website and the websites of these Nationally Recognized Statistical Ratings Organizations--A.M. Best Company (www.ambest.com), Moody's Investor Service (www.moodys.com) Standard & Poor's (www.standardandpoors.com) and Fitch Ratings (www.fitchratings.com).

The Separate Account

The separate account is a separate account of Western Reserve, established under Ohio law.  We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue.  The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account.  As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

·	Remove, combine, or add subaccounts and make the combined or new subaccounts available to you at our discretion;
·	Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a subaccount at our discretion;
·	Close subaccounts to allocations of new premiums by existing or new policyowners at any time in our discretion;
·	Transfer assets supporting the Policies from one subaccount to another, or from the separate account to another separate account;
·	Combine the separate account with other separate accounts, and/or create new separate accounts;
·	Deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law; and
·	Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.

    The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts.  We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments.  We will notify you of any changes.  We reserve the right to make other structural and operational changes affecting the separate account.

The Fixed Account

The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Please see the section above entitled “Risks of Managing General Account Assets.”

Money you place in the fixed account will begin earning interest compounded daily at the current interest rate in effect at the time of your allocation. For Policies applied for on or after May 1, 2009, unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. (This restriction does not apply to any transfers to the fixed account necessary in the exercise of conversion rights.)We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. The minimum guaranteed interest rate is 4.0% (if your Policy was issued before January 1, 2009) or 2.0% (if your Policy was applied for on or after May 1, 2009). We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.  We have no formula for determining fixed account interest rates in excess of the guaranteed rate.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.

New Jersey:  If your Policy was applied for and issued in the State of New Jersey, before January 1, 2009, the fixed account is not available to you.  You may not direct or transfer any premiums or cash value to the fixed account.  The fixed account is solely for Policy loans.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that a portfolio will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses, by contacting us at our administrative office at 1-800-851-9777 or visiting our website at www.westernreserve.com. You should read the fund prospectuses carefully. Note: If you received a summary prospectus for the Transamerica Series Trust portfolios, please follow the directions on the first page of the summary to obtain a copy of the fund prospectus.

Note: If you received a summary prospectus for the Transamerica Series Trust portfolios, please follow the directions on the first page of the summary to obtain a copy of the full fund prospectus.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:
Transamerica AEGON High Yield Bond VP 1	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks a high level of current income by investing in high yield debt securities.
Transamerica Asset Allocation – Conservative VP 2	Transamerica Asset Management, Inc. Portfolio Construction Consultant: 3 Morningstar Associates, LLC	Seeks current income and preservation of capital.
Transamerica Asset Allocation – Growth VP 2	Transamerica Asset Management, Inc. Portfolio Construction Consultant: 3 Morningstar Associates, LLC	Seeks long-term capital appreciation.
Transamerica Asset Allocation – Moderate Growth VP 2	Transamerica Asset Management, Inc. Portfolio Construction Consultant: 3 Morningstar Associates, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica Asset Allocation – Moderate VP 2	Transamerica Asset Management, Inc. Portfolio Construction Consultant: 3 Morningstar Associates, LLC	Seeks capital appreciation and current income.
Transamerica Balanced VP	Transamerica Asset Management, Inc. Transamerica Investment Management, LLC	Seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.
Transamerica BlackRock Large Cap Value VP	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks long-term capital growth.
Transamerica Clarion Global Real Estate Securities VP	Transamerica Asset Management, Inc. ING Clarion Real Estate Securities, L.P.	Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
Transamerica Convertible Securities VP	Transamerica Asset Management, Inc. Transamerica Investment Management, LLC	Seeks maximum total return through a combination of current income and capital appreciation.

1 Formerly, Transamerica MFS High Yield Bond VP.  Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.
2 Each asset allocation portfolio invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios.
3 In Morningstar’s role as portfolio construction manager, Morningstar makes asset allocation and fund selection decisions for the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Diversified Equity VP 4	Transamerica Asset Management, Inc. Transamerica Investment Management, LLC	Seeks to maximize capital appreciation.
Transamerica Efficient Markets VP	Transamerica Asset Management, Inc. AEGON USA Investment Management, Inc.	Seeks capital appreciation while seeking income as a secondary objective.
Transamerica Federated Market Opportunity VP	Transamerica Asset Management, Inc. Federated Equity Management Company of Pennsylvania	Seeks to provide absolute (positive) returns with low correlation to the U.S. equity market.
Transamerica Focus VP 5	Transamerica Asset Management, Inc. Transamerica Investment Management, LLC	Seeks to maximize long-term growth.
Transamerica Foxhall Emerging Markets/Pacific Rim VP 6	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
Transamerica Foxhall Global Conservative VP 6	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks modest growth and preservation of capital.
Transamerica Foxhall Global Growth VP 6	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
Transamerica Foxhall Global Hard Asset VP 6	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
Transamerica Growth Opportunities VP	Transamerica Asset Management, Inc. Transamerica Investment Management LLC	Seeks to maximize long-term growth.

4 Formerly, Transamerica Templeton Global VP.
5 Formerly, Transamerica Legg Mason Partners All Cap VP.
6   This portfolio utilizes a tactical asset allocation strategy to seek to achieve its objective by investing in underlying funds consisting of Exchange Traded Funds (“ETF’s) and money market mutual funds.  Tactical asset allocation is an investment strategy that involves keeping certain percentages of total assets invested in specific asset classes ( e.g. , equity, fixed-income, physical commodities, currency, etc.) and may involve frequent trading in and out of those asset classes.   Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Hanlon Balanced VP 7	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks current income and capital appreciation.
Transamerica Hanlon Growth and Income VP 7	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks capital appreciation and some current income.
Transamerica Hanlon Growth VP 7	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks long-term capital appreciation.
Transamerica Hanlon Managed Income VP 7	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks conservative stability.
Transamerica Index 50 VP	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks to balance capital appreciation and income.
Transamerica Index 75 VP	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks capital appreciation as a primary objective and income as a secondary objective.
Transamerica International Moderate Growth VP 2	Transamerica Asset Management, Inc. Portfolio Construction Consultant: 3 Morningstar Associates, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica JPMorgan Core Bond VP	Transamerica Asset Management, Inc. JPMorgan Investment Advisors Inc.	Seeks total return, consisting of income and capital appreciation.
Transamerica JPMorgan Enhanced Index VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.
Seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (“S&P 500”) (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500.

7 This portfolio utilizes both a tactical asset allocation strategy and a strategic asset allocation strategy to seek to achieve its objective by investing in underlying funds that consist of ETF’s and money market mutual funds.   Tactical asset allocation is an investment strategy that involves keeping certain percentages of total assets invested in specific asset classes ( e.g. , equity, fixed-income, physical commodities, currency, etc.) and may involve frequent trading in and out of those asset classes.   Strategic asset allocation involves a periodic review and rebalancing of a portfolio’s initial asset mix to attempt to maintain the best asset mix for the portfolio to seek to achieve its objective, and the investments are typically longer-tem in nature. Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica JPMorgan Mid Cap Value VP 8	Transamerica Asset Management, Inc. J. P. Morgan Investment Management	Seeks growth from capital appreciation.
Transamerica Jennison Growth VP 9	Transamerica Asset Management, Inc. Jennison Associates, LLC.	Seeks long-term growth of capital.
Transamerica MFS International Equity VP	Transamerica Asset Management, Inc. MFS® Investment Management	Seeks capital growth.
Transamerica Money Market VP 10	Transamerica Asset Management, Inc. Transamerica Investment Management, LLC	Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.
Transamerica Morgan Stanley Mid-Cap Growth VP 11	Transamerica Asset Management, Inc. Morgan Stanley Investment Management, Inc.	Seeks capital appreciation.
Transamerica Multi Managed Large Cap Core VP 12	Transamerica Asset Management, Inc. Morgan Stanley Investment Management, Inc.	Seeks to provide high total return.
Transamerica PIMCO Total Return VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.
Transamerica Small/Mid Cap Value VP	Transamerica Asset Management, Inc. Transamerica Investment Management, LLC	Seeks to maximize total return.
Transamerica T. Rowe Price Small Cap VP	Transamerica Asset Management, Inc. T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Transamerica Third Avenue Value VP	Transamerica Asset Management, Inc. Third Avenue Management LLC	Seeks long-term capital appreciation.

8 This portfolio no longer accepts new investments from current or prospective investors.  If you surrender your Policy’s cash value from this portfolio, you may not reinvest in this portfolio.

9 Effective May 1, 2010, Transamerica Marsico Growth VP merged into Transamerica Jennison Growth VP.
10 There can be no assurance that the Transamerica Money Market VP portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the WRL Transamerica Money Market VP subaccount may become extremely low and possibly negative.
11 Formerly, Transamerica Van Kampen Mid-Cap Growth VP.
12 Formerly, Transamerica Van Kampen Large Cap Core VP.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica U.S. Government Securities VP	Transamerica Asset Management, Inc. Transamerica Investment Management, LLC	Seeks to provide as high a level of total return.
Transamerica WMC Diversified Growth VP 13	Transamerica Asset Management, Inc. Wellington Management Company, LLP	Seeks to maximize long-term growth.
FIDELITY FUNDS:
Fidelity VIP Contrafund® Portfolio 14	Fidelity Management & Research Company	Seeks long-term capital appreciation.
Fidelity VIP Equity-Income Portfolio 14	Fidelity Management & Research Company
Seeks reasonable income.  The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500 SM Index.

Fidelity VIP Growth Opportunities Portfolio 14	Fidelity Management & Research Company	Seeks to provide capital growth.
Fidelity VIP Index 500 Portfolio	Fidelity Management & Research Company	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500 SM Index.
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.:
AllianceBernstein Balanced Wealth Strategy Portfolio	AllianceBernstein L.P.	Seeks to maximize total return.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:
Franklin Templeton VIP Founding Funds Allocation Fund	Administrator: Franklin Templeton Services, LLC (FT Services) 15	Seeks capital appreciation with a secondary goal of income.

13 Formerly, Transamerica Equity VP.
14 Effective May 1, 2003, this portfolio was no longer available for sale to new investors.
15   In its role as Administer, FT Services provides certain administrative services and facilities for the fund. FT Services also monitors the percentage of the Fund’s assets allocated to the underlying funds and seeks to rebalance the Fund’s portfolio whenever the percentage of assets allocated to one or more of the funds and seeks to rebalance the Fund’s portfolio whenever the percentage allocated to one or more underlying funds is below or above 3% of the applicable fixed percentage.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
PROFUNDS: 16
ProFund VP Asia 30	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Basic Materials	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Bull	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index SM . The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Consumer Services	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index ® . The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Emerging Markets	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Bank of New York Emerging Markets 50 ADR Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Europe 30	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   ProFunds Europe 30 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Falling U.S. Dollar	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the U.S. Dollar Index (USDX). The fund does not seek to achieve its stated objective over a period of time greater than one day.

16 The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Financials	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP International	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Japan	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Mid-Cap	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index ® . The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Money Market 16	ProFund Advisors LLC	Seeks a high level of current income consistent with liquidity and preservation of capital. The fund does not seek to achieve its stated objective over a period of time greater than one day.
ProFund VP NASDAQ-100	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Oil & Gas	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Pharmaceuticals	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   Dow Jones U.S. Pharmaceuticals Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

16 There can be no assurance that the ProFund VP Money Market portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the ProFund VP Money Market subaccount may become extremely low and possibly negative.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Precious Metals	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   Dow Jones Precious Metals Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short Emerging Markets	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the   Bank of New York Emerging Markets 50 ADR Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short International	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the   Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short NASDAQ-100	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the   NASDAQ-100 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short Small-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.
ProFund VP Small-Cap	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Small-Cap Value	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   S&P SmallCap 600/Citigroup Value Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Telecommunications	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   Dow Jones U.S. Telecommunications Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP UltraSmall-Cap	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the   Russell 2000 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP U.S. Government Plus	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Utilities	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   Dow Jones U.S. Utilities Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ACCESS TRUST: 15
Access VP High Yield Fund 17	ProFund Advisors LLC	Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.
17 Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.

Transamerica Asset Management, Inc. ("Transamerica Asset"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve, (77%) and AUSA Holding Company (23%), and serves as investment adviser to the Transamerica Series Trust and manages the Transamerica Series Trust in accordance with policies and guidelines established by the Transamerica Series Trust's Board of Trustees. For certain portfolios, Transamerica Asset has engaged investment sub-advisers to provide portfolio management services. Transamerica Asset and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Transamerica Series Trust prospectuses for more information regarding Transamerica Asset and the investment sub-advisers.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees.  For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments.  FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended.  See the Fidelity VIP Fund prospectuses for more information regarding FMR and the investment sub-advisers.

Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to Transamerica Advisors for investment model creation and maintenance to the Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Moderate VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Growth VP, and Transamerica International Moderate Growth VP of the Transamerica Series Trust.  Morningstar Transamerica will be paid an annual fee for its services. See the Transamerica Series Trust prospectuses for more information regarding Morningstar.

ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment advisor and provides management services to all of the ProFunds and Access Trust portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds and Access Trust portfolio in accordance with policies and guidelines established by the ProFunds’ Board of Trustees.  ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  See the ProFunds and Access Trust prospectuses for more information regarding ProFund Advisors.

AllianceBernstein L.P. (“AllianceBernstein”) , located at 1345 Avenue of the Americas, New York, New York 10105 serves as investment adviser to the Alliance Bernstein Variable Products Series Fund, Inc. and manages the AllianceBernstein Balanced Wealth Strategy Portfolio in accordance with the policies and guidelines established by the AllianceBernstein Board of Directors.  Please see the prospectus for the portfolio for more information regarding AllianceBernstein L.P.

Franklin Advisers, L.P. (“Franklin”), located at One Franklin Parkway, San Mateo, California serves as investment advisor to the Franklin Templeton Variable Insurance Products Trust and manages the Franklin Templeton VIP Founding Funds Allocation Fund.  Franklin Templeton Services, LLC (“FT Services”) serves as administrator for the portfolio and provides certain administrative services and facilities for the advisor, and oversees rebalancing of the portfolio’s assets.  FT Services will be paid a fee for its services from the portfolio.  Franklin oversees the investment and reinvestment of the portfolio’s assets in accordance with policies and guidelines established by the Trust’s Board of Trustees.  Please see the portfolio’s prospectus for more information regarding Franklin and FT Services.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies.  (For additional information on these arrangements, please refer to the section entitled “Revenue We Receive” in this prospectus.   We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners.  We have included the Transamerica Series Trust portfolios at least in part because they are managed by Transamerica Asset, our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance.  Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. Please note: Certain portfolios have similar names .   When providing your allocation requests, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order.

In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolios , including each fund's prospectus, statement of additional information and annual and semi/annual reports.  Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio.  After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.  The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	·	the death benefit, cash and loan benefits;
	·	investment options, including premium allocations;
	·	administration of elective options; and
	·	the distribution of reports to owners.

Costs and expenses we incur:	·	costs associated with processing and underwriting applications;
	·	expenses of issuing and administering the Policy (including any Policy riders);
	·	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and
	·	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	·	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and
	·	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments that you make, we will deduct the premium expense charge.

The premium expense charge is equal to:	·	6.0% of premiums paid during the first 10 Policy years; and

·	2.5% on all premiums thereafter.
·
For Residents of Puerto Rico: Currently, 10% during the first 10 Policy years and 6.5% thereafter. We guarantee this charge will never exceed 12.0% during the first 10 Policy years and 8.5% thereafter.

NOTE:
Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes.  Although state premium tax rates imposed on us vary from state to state, the premium expense charge deducted will not vary with the state of residence of the policyowner, except for Puerto Rico, as noted above.

Monthly Deductions

We take monthly deductions from the cash value on the Policy date and on each Monthiversary. We deduct th ose charge s from each subaccount and the fixed account in accordance with the current premium allocation instructions.  If the value of any account is insufficient to pay that account’s portion of the monthly deductions, we will take the monthly deductions on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deductions (such as cost of insurance) can vary monthly, the monthly deductions will also vary.

The monthly deductions are equal to:	·	the monthly Policy charge; plus
	·	the monthly cost of insurance charge for the Policy; plus
	·	the monthly death benefit guarantee charge or monthly per unit charge, if applicable; plus
	·	the monthly charge for any benefits provided by riders attached to the Policy.

For Policies Issued Before January 1, 2009:
Monthly Policy Charge:

	·	This charge currently equals $5.00 each Policy month. After the first Policy year, we may increase this charge.
	·	We guarantee this charge will never be more than $10.00 per month.
	·	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

·
We deduct this charge each month. It varies each month and is determined by using the Frasier Method, which is an actuarial method for pricing a second-to-die product.  Both insureds are treated as one unit and there are no changes in premium or cash values at the first death. It is determined as follows::

1.
divide the death benefit on the Monthiversary by 1.0032737 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%);

	2.	subtract the cash value on the Monthiversary (the resulting amount is the net amount at risk);
	3.	multiply the net amount at risk by the appropriate monthly cost of insurance rate.
For Policies Applied For On or After May 1, 2009:
Monthly Policy Charge:

·	This charge currently equals $10.00 each Policy month. After the first Policy year, we may increase this charge.
·	We guarantee this charge will never be more than $12.00 per month.
·	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

We deduct this charge each month. It varies each month and is determined by using the Frasier Method, which is an actuarial method for pricing a second-to-die product.  Both insureds are treated as one unit and there are no changes in premium or cash values at the first death. It is determined as follows:

1.
divide the death benefit on the Monthiversary by 1.0032737 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%)

	2.	subtract the cash value on the Monthiversary (the resulting amount is the net amount at risk);
	3.	multiply the net amount at risk by the appropriate monthly cost of insurance rate.
Monthly Death Benefit Guarantee Charge: For Policies Issued Before January 1, 2009:
·	This charge is $0.04 per $1,000 of your initial specified amount.
·	This charge is deducted monthly from your cash value.
·	We will deduct this charge only until the no lapse date you selected on the application.
·	Addition of riders would increase this charge.
Monthly Per Unit Charge: For Policies Applied for On or After May 1, 2009:

	>	The monthly per unit charge for the specified amount on the Policy date; minus
	>	The monthly per unit charge for any specified amount that has been decreased.
	>	We guarantee the duration of this charge to be no more than 20 years on the base Policy and currently, the monthly per unit charge lasts 10 years on the base Policy.
>
The monthly per unit charge is set on the Policy date and is based on the target premium age of the insured s, the specified amount band and the no lapse period option you have selected.  Once set, this charge will not be lowered, even if you decrease the specified amount of your Policy during the time period when the charge is assessed.

	>	A separate monthly per unit charge, in addition to the charge applicable to the Base Policy, applies if you elect the Joint Insured Term rider.
Optional Insurance Riders:

·
The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider. Please refer to the section below entitled “Rider Charges” for a description of the rider charges.

To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates and consider a number of factors including, but not limited to: each joint insured's gender, attained age, specified amount, and underwriting class.  The factors that affect the net amount at risk include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you cho o se, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount).  For Policies with a specified amount of $1,000,000 or more, we generally charge a lower rate.  The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We may change monthly cost of insurance rates from time to time.  The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. For Policies applied for on or after May 1, 2009, these guaranteed rates are based on the 2001 C.S.O. Mortality Tables (“2001 C.S.O. Tables”) and are determined using the Frasier Method, taking into account each joint insured’s attained age, gender, and underwriting class.   For Policies issued before January 1, 2009, these guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables (“1980 C.S.O. Tables”) and are determined using the Frasier Method, taking into account each joint insured's attained age, gender, and underwriting class. For standard rate classes, these guaranteed rates will never be greater than the rates in the C.S.O. Tables that apply to your Policy.

The underwriting class of each joint insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of each joint insured. We currently place insureds into preferred and standard classes.  We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates. Examples of reasons an insured may be placed into an extra risk factor underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by law).

We may issue certain Policies on a simplified or expedited basis.  Cost of insurance rates charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The cost of insurance charge for any optional insurance rider and for any increase in rider face amount are determined in the same manner used to determine the Base Policy’s cost of insurance charges.  Generally, the current cost of insurance rates for the optional riders are lower than the current cost of insurance rates on the Base Policy’s net amount at risk , except that current rates are not guaranteed for the first 3 years under the riders.

Mortality and Expense Risk Charge

We deduct a daily charge from your cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

·	your Policy's cash value in each subaccount; multiplied by
·	the daily equivalent of the annual mortality and expense risk charge rate of 0.90%.

    The annual rate for the mortality and expense risk charge is equal to 0.90% of the average daily net assets of each subaccount.  For Policies issued after July 1, 2001, we may reduce this charge to 0.30% after the first 15 Policy years, but we do not guarantee that we will do so.  This reduction also applies to all Associate Policies issued to date.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss.  Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus.  We expect to profit from these charges.

Surrender Charge

If you surrender your Policy completely during the first 15 Policy years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amounts, plus any interest you paid in advance on any outstanding loan amount for the period between the date of the surrender and the next Policy anniversary) to you. There is no surrender charge if you wait until the end of the 15th Policy anniversary to surrender your Policy. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

The surrender charge may be significant.  You should evaluate this charge carefully before you consider a surrender.   Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

	you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
	investment performance is low.

For Policies Applied for On or After May 1, 2009:

The initial specified amount has a 15 year surrender charge period starting on the Policy date and surrender charges are based on the underwriting class of the younger insured and the target premium age. The surrender charge is a charge for each $1,000 of the specified amount.

The surrender charge is equal to:	>	the surrender charge per $1,000; multiplied by
	>	the number of thousands of specified amount in the layer; multiplied by
	>	the surrender charge factor.

The surrender charge per thousand is calculated using the rates found in Appendix B.

The surrender charge factor varies by the target premium age   on the Policy date , younger insured’s risk class, and number of years since the Policy date.  In no event are the surrender charge factors any greater than those shown on the table below. For Policies issued before January 1, 2009, we generally determine the surrender charge factor from the Policy date, regardless of whether there were any prior lapses and reinstatements, but for Policies Applied for On or After May 1, 2009 when a Policy is reinstated, the surrender charge is based on the amount of time that the Policy has been in force, with no credit for periods of lapse.

 For Policies Applied For On Or After May 1, 2009

Surrender Charge Factors
Factor for Target Premium Age:
End of Policy Year	0 – 39	40 - 44	45 - 49	50 - 54	55 - 59	60 - 64	65 - 69	70 - 74	75 - 80
At Issue	100%	100%	100%	100%	100%	100%	100%	100%	100%
1	100%	98%	98%	97%	97%	96%	96%	95%	94%
2	100%	97%	96%	95%	94%	93%	92%	91%	89%

3	100%	96%	94%	93%	91%	90%	88%	87%	84%
4	100%	94%	92%	91%	88%	87%	84%	83%	79%
5	100%	92%	90%	89%	85%	84%	80%	79%	74%
6	90%	90%	90%	85%	82%	81%	76%	75%	69%
7	80%	80%	80%	80%	80%	77%	72%	71%	64%
8	70%	70%	70%	70%	70%	70%	70%	67%	59%
9	60%	60%	60%	60%	60%	60%	60%	60%	54%
10	50%	50%	50%	50%	50%	50%	50%	50%	49%
11	40%	40%	40%	40%	40%	40%	40%	40%	40%
12	30%	30%	30%	30%	30%	30%	30%	30%	30%
13	20%	20%	20%	20%	20%	20%	20%	20%	20%
14	10%	10%	10%	10%	10%	10%	10%	10%	10%
15+	0%	0%	0%	0%	0%	0%	0%	0%	0%

Surrender Charge Example: Assume a 31 year old male and a 29 year old female, both non-tobacco users, purchase the Policy. The Target Premium Age is 30.  Specified amount is $100,000. The Policy is surrendered at the end of Policy year 6. The surrender charge per $1,000 of specified amount is $5.12. This is multiplied by the surrender charge factor of 90%.

The surrender charge                                           =           the surrender charge per $1,000 ($5.12)
x           the number of thousands of initial specified amount (100)
x           the surrender charge factor (0.90)
=           $460.80.

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

For Policies issued before January 1, 2009:

The initial specified amount has a 15 year surrender charge period starting on the Policy date and surrender charges that are calculated based upon each joint insured's issue age, gender and rate class on the Policy date.

The surrender charge is equal to:	·	the sum of the deferred issue charge, and the deferred sales charge; multiplied by:
	·	the surrender charge percentage.

The deferred issue charge is $5.00 multiplied by each $1,000 of the initial specified amount stated in your Policy. This charge helps us recover the underwriting, processing and start-up expenses that we incur in connection with the Policy and the separate account, as well as other aggregate Policy expenses.

The deferred sales charge equals

·	26.5% multiplied by the total premiums paid up to the guideline premium shown in your Policy; plus
·	a percentage (the excess premium charge), which varies depending on the younger joint insured’s issue age (see table below), multiplied by
·	the total premiums paid in excess of the guideline premium (“excess premium charge”).

Issue Age Range
(Younger Joint	Excess Premium
Insured)	Charge
0-55	4.2%
56-63	3.7%
64-68	3.1%
69-73	2.5%
74-76	2.0%
77-78	1.6%
79-80	1.2%

The deferred sales charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs. The proceeds of this charge may not be sufficient to cover these expenses. To the extent they are not, we will cover the shortfall from our general account assets, which may include profits from the mortality and expense risk charge under the Policy.

    To determine the surrender charge, we apply the surrender charge percentage to the sum of the deferred issue charge and the deferred sales charge. In Policy years 1-10 this percentage is 100% for joint insureds when the age of the younger joint insured is between issue ages 0-74 and then declines at the rate of 20% per year until reaching zero at the end of the 15th Policy year.

For joint insureds when the age of the younger joint insured is between issue ages 75-80, the surrender charge percentage is 100% until the end of the 6th Policy year and then declines to 0% at the end of the 15th Policy year. There is no surrender charge if the Policy is surrendered after the 15th Policy year (see Example 2 below).  For Policies issued before January 1, 2009, we generally determine the surrender charge factor from the Policy date, regardless of whether there were any prior lapses and reinstatements, but for Policies Applied for On or After May 1, 2009, when a Policy is reinstated, the surrender charge is based on the amount of time that the Policy has been in force, with no credit for periods of lapse.

For Policies issued before January 1, 2009

Surrender Charge Percentages

	Younger Issue Age
End of Policy Year*	Less Than 75	75 or Above
At Issue	100%	100%
1-6	100%	100%
7	100%	97%
8	100%	88%
9	100%	80%
10	100%	73%
11	80%	66%
12	60%	60%
13	40%	40%
14	20%	20%
15+	0%	0%

*   The percentage on any date other than a Policy anniversary will be determined proportionately using the percentage at the end of the Policy year prior to surrender and the percentage at the end of the Policy year of surrender.

·    Surrender Charge Example 1: Assume a male non-tobacco user age 35 and a female non-tobacco user age 35 purchase a Policy for $100,000 of specified amount, paying the guideline premium of $806.11, and an additional premium amount of $193.89 in excess of the guideline premium, for a total premium of $1,000 per year for four years ($4,000 total for four years), and then surrenders the Policy. The surrender charge would be calculated as follows:

(a)	Deferred issue charge: [100 x $5.00]
	($5.00/$1,000 of initial specified amount)	=	$500.00
(b)	Deferred sales charge:
	(1)26.5% of guideline premium paid [26.5% x $806.11], and

		=	$213.62
	(2)4.2% of premiums paid in excess of guideline
	premium
	[4.2% x ((4 x $1,000) - $806.11)]
		=	$134.14
(c)	Applicable surrender charge percentage
	[(a)$500.00 + (b)($213.62 + $134.14)] x 100%	=	100%
	Surrender charge = [$847.76] x 100%	=	$847.76

· Surrender Charge Example 2: Assume the same facts as in Example 1, including continued premium payments of $1,000 per year, except the owner surrenders the Policy on the 14th Policy anniversary:

(a)	Deferred issue charge: [100 x $5.00]	=	$500.00
(b)	Deferred sales charge:
	(1) [26.5% x $806.11], and	=	$213.62
	(2) [4.2% x ((14 x $1,000) - $806.11)]	=	$554.14
(c)	Applicable surrender charge percentage
	[(a)$500.00 + (b)($213.62) + $554.14)] x 20%	=	20%
	Surrender charge = [$1,267.76] x 20%	=	$253.55

There will be no surrender charge if the owner waits until the end of the 15th Policy anniversary.

For Policies issued in the State of Pennsylvania, the following surrender charge percentage table applies:

Surrender Charge Percentages
Policy Year	Issue Ages 20-69	Issue Ages 70-74	Issue Ages 75-80
1	100%	100%	100%
2	100%	100%	96%
3	100%	100%	89%
4	100%	100%	83%
5	100%	95%	77%
6	100%	90%	73%
7	100%	85%	68%
8	100%	80%	65%
9	95%	76%	61%
10	90%	72%	58%
11	80%	68%	55%
12	60%	60%	51%
13	40%	40%	40%
14	20%	20%	20%
15	0%	0%	0%

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

We will waive surrender charges on a full surrender effective in the calendar year 2010 if:

·	Your Policy is in force in the calendar year 2010; and
·	The federal tax laws have been changed to extend the repeal of the estate taxes beyond the calendar year 2010; and
·	You provide us with your request for the full surrender of your Policy during the calendar year 2010.

Surrender charges remain unchanged for full surrenders in years other than calendar year 2010 whether the federal estate tax repeal is extended or made permanent.

Transfer Charge

·	We currently allow you to make 12 transfers each year free from charge.
·	Except as listed below, we charge $10 (for Policies issued before January 1, 2009) and $25 (for Policies applied for on or after May 1, 2009) for each additional transfer.
·	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, are considered a single transfer.
·	We deduct the transfer charge from the amount being transferred.
·
Transfers resulting from loans, the exercise of conversion rights, or the reallocation of cash value immediately after the record date, currently do not count as transfers for the purpose of assessing this charge.

·	Transfers via the Internet do not count as transfers for the purpose of assessing this charge.
·	Transfers among the ProFunds and/or Access Trust subaccounts do not count as transfers for the purpose of assessing this charge.
·	Transfers under dollar cost averaging and asset rebalancing currently do not count as transfers for the purpose of assessing this charge.
·	We will not increase this charge.

Loan Interest Spread

For Policies Applied For On or After May 1, 2009:

We currently charge you an annual interest rate, in arrears, on a Policy loan of 2.75% on each Policy anniversary and guarantee that the rate will not exceed 3.00%.  We also currently credit the amount in the loan reserve account with a fixed rate of 2%.  After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% (1.00% maximum guaranteed).  After the 10th Policy year, we will charge preferred loan charge rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest.  The preferred current charge is 2.00% and we guarantee that it will not exceed 2.25%.

For Policies Issued Before January 1, 2009:

           We currently charge you an annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual rate) on each Policy anniversary.  We also currently credit the amount in the loan reserve account with an effective annual interest rate of 4.75% (4.0% minimum guaranteed).  After offsetting the 4.75% interest we credit, the net cost of the loan currently is 0.74% (1.49% maximum guaranteed).  After the 10th Policy year, you will receive preferred loan credited rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan effective annual interest rate credited is 5.49% and is not guaranteed.

Cash Withdrawal Charge

·	After the first Policy year, you may take one cash withdrawal per Policy year.
·	When you t ake a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.
·	We deduct this amount from the withdrawal, and we pay you the balance.
·	We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges

·
For Policies Issued Before January 1, 2009: Terminal Illness Accelerated Death Benefit Rider.  We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income resulting from the early payment of the death benefit.  The discount factor is equal to the Applicable Federal Interest Rate (3.81% for 2010) or the Policy loan interest rate expressed in arrears, whichever is greater. For further information about the Terminal Illness Accelerated Death Benefit Rider, including a numerical example showing the calculation of a discounted single sum benefit and the impact of acceleration of a portion of the death benefit available under a Policy on any remaining death benefit and cash value, please see the "Supplemental Benefits (Riders)" section of this prospectus .

·
For Policies Applied for On or After May 1, 2009: Living Benefit Rider.  We reduce the single sum benefit by a discount factor to compensate us for expected lost income resulting from the early payment of the death benefit.  The discount factor is equal to the current yield on 90-day Treasury bills or the Policy loan interest rate whichever is greater).  For further information about the Living Benefit Rider, including a numerical example showing the calculation of a discounted single sum benefit and the impact of acceleration of a portion of the death benefit available under a Policy on any remaining death benefit and cash value, please see the "Supplemental Benefits (Riders)" section of this prospectus.

·
Individual Insured Rider.  We assess a cost of insurance charge based on covered insured’s issue age, gender and underwriting class, the Policy year and the rider face amount.  Cost of insurance charges generally will increase each year.   For Policies Issued Before January 1, 2009, we also charge a $0.01 per thousand Monthly Death Benefit Guarantee Charge.

·
Joint Insured Term Rider.  We assess a cost of insurance charge based on the target premium age, underwriting class of both insureds , the Policy year and the rider face amount. Cost of insurance charges generally will increase each year.   For Policies Issued Before January 1, 2009, we also charge a $0.02 per thousand Monthly Death Benefit Guarantee Charge until the no lapse ending date. For Policies Applied for On or After May 1, 2009 we charge $0.02 per ($1,000) unit charge for the first ten Policy years, guaranteed not to exceed twenty years.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares.  Some portfolios also deduct 12b-1 fees from portfolio assets.  See the fund prospectuses for more detailed information about the funds.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur.  We (and/or our affiliates) generally receive three types of payments:

·
Rule 12b-1 Fees.  Our affiliate, Transamerica Capital, Inc. (“TCI”), serves as the principal underwriter for the Policies.  TCI receives some or all of the 12b-1 fees from the funds.  Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us.  These fees range from 0.10% to 0.35% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

·
Administrative, Marketing and Support Service Fees (“Service Fees”).  The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI.  These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes on from the advisory fee deducted from portfolio assets.  The amount of this compensation is generally based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant.  Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Western Reserve and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	--	Fidelity Variable Insurance Products Funds	0.45%***
ProFunds	0.50%	Access One Trust	0.50%
AllianceBernstein	0.25%	Franklin Templeton	0.35%
* Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.  We and TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.
** Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust portfolios, in terms of our and our affiliates’ overall profitability.  During 2009 we received $ 11.3 million in benefits from Transamerica Asset.
*** We receive this percentage once $100 million in fund shares are held by the subaccounts of Western Reserve and its affiliates.

Other payments.  We and our affiliates, including TCI, Transamerica Financial Advisors, Inc. (“TFA”) (formerly, InterSecurities, Inc. or “ISI”), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates.  These payments may be profits derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets.  Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the funds for more information).  Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to assist with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2009, TCI received revenue sharing payments ranging from $ 3,500 to $ 332,000 (for a total of $ 277,350 ) from the following fund managers and/or sub-advisers to participate in TCI’s events: T. Rowe Price Associates, Inc.; American Century Investment Management; MFS Investment Management; Transamerica Investment Management, LLC; Pacific Investment Management Company LLC; Jennison Associates; Legg Mason; Alliance Bernstein; Federated Funds; Fidelity Funds; ING Clarion; BlackRock; Columbia Management LLC; JPMorgan Investment Management, Inc.; Oppenheimer Funds; Evergreen Funds; Janus Capital; Natixis Asset Management Advisors; Putnam; Schroder; Van Kampen; and Vanguard.

    Please note: Some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur in our role as intermediary, in promoting, marketing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

The Policy

Depending on the state of issue, your Policy may be an individual policy or a certificate issued under a group policy.  The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution.  There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued.  Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences.  All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy while either or both of the joint insureds is/are living.  The owner of the Policy may or may not be one of the insured.  This joint Policy is treated the same as any single policy; if a contingent owner is not named, the Policy goes to the estate of the owner.  The principal rights an owner may exercise are:

·	to designate or change beneficiaries before the death of the surviving insured;
·	to receive amounts payable before the death of the surviving insured;
·	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);
·	to change the owner of this Policy; and
·	to change the specified amount of this Policy.

No designation or change in designation of an owner will take effect unless we receive written request thereof.  The request will take effect as of the date we receive it, in good order, at our mailing address, subject to payment or other action taken by us before it was received.

Assignment of Your Policy

You may assign the contract by giving us written notice.  We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that the assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing, in good order, and signed by our president or secretary.  No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy:

·	to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
·
to assure continued qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or

·	to reflect a change in the operation of the separate account; or
·	to provide additional subaccounts and/or fixed account options.

Purchasing a Policy

To purchase a Policy, you must submit a completed application and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI, the principal underwriter for the Policy and us.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you.  Any such delays will affect when your Policy can be issued.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $100,000.   We will generally only issue a Policy to joint insureds ages 0-85, and the sum of the joint insureds’ ages cannot be more than 160 years.

We will generally only issue a Policy to you if you provide sufficient evidence that the joint insureds meet our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the younger joint insured is over age 80. The joint insureds must be insurable and acceptable to us under our underwriting rules on the later of:

·	the date of your application; or
·	the date the joint insureds complete all of the medical tests and examinations that we require.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another covering the same insured in a " tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company at our mailing address; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium and have met all of the requirements listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured may have conditional insurance coverage under the terms of the conditional receipt. The conditional insurance coverage may vary by state and/or underwriting standards.  Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	·	the amounts applied for under all conditional receipts issued by us; or
	·	$500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:	·	the date of application.
·
the date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”).  Such conditional insurance will take effect as of the Effective Date, as long as all of the following requirements are met:

1.
The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

		2.	As of the Effective Date, all statements and answers given in the application must be true;
3.
The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured;

4.
All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing address within 60 days of the date the application was signed; and

		5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received, in good order, at our mailing address.

Any conditional life insurance coverage terminates on the earliest of:	a.	60 days from the date the application was signed;
	b.	the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	c.	when the insurance applied for goes into effect under the terms of the Policy applied for; or
	d.	the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	·	the conditional receipt is not valid unless:
		>	all blanks in the conditional receipt are completed; and
		>	the receipt is signed by an agent or authorized Company representative.

Other limitations:	·	There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.
	·	If one or more of the receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
·
If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage.  In that case, Western Reserve’s liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the joint insureds meet our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. Any premium payments we receive before the Policy date will be held in a non-interest bearing suspense account. On the Policy date (or the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated as follows : (i) to the subaccounts and/or the fixed account as you specified in your application, if your state does not require a full refund of initial premium; or (ii) to the reallocation account, if your state requires us to return your initial premium in the event you exercise your free-look right. While held in the reallocation account, premiums will be credited with interest at the current fixed account rate.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request:

Transaction Type:	Priced when received at our:
payment by check	mailing address, unless other address appears on your billing coupon
transfer request	administrative office
payment by wire transfer	administrative office
electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments	administrative office

We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading.

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued.  However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules.  Your request must be in writing and, if we approve the request, will amend your application.  Your premiums however will be credited on the date the Policy is issued, not the backdated Policy date.

Cost of insurance charges are based in part on the age of each joint insured on the Policy date.  Generally, cost of insurance charges are lower at a younger age.  We will deduct the monthly deductions, including the cost of insurance charges, for the period that the Policy is backdated.  This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Group or Sponsored Policies (only available under Policies issued before May 1, 2003)

Before May 1, 2003, we issued a different Policy for group or sponsored arrangements (“Group/Sponsored Policies”).  Under Group/Sponsored Policies, a trustee or employer purchases individual policies covering a group of individuals on a group basis (e.g. Section 401 employer-sponsored benefit plans and deferred compensation plans).  A sponsored arrangement is where an employer permits a group solicitation of Policies to its employees or an association permits a group solicitation of Policies to its members.

We have certain criteria to issue Group/Sponsored Policies.  Generally, a group or sponsored arrangement must be a specific size and must have been in operation for a number of years.  We may reduce certain charges, such as premium expense charges and the surrender charge, and reduce limits on the minimum premium and minimum specified amount, or the monthly Policy charge, for these Policies.  In some cases, we currently waive the monthly Policy charge and reduce the surrender charge.  The amount of the reduction and the criteria for Group/Sponsored Policies will reflect the reduced sales effort resulting from these sales.  Groups or sponsored arrangements which have been set up solely to purchase Group/Sponsored Policies or which have been in existence for less than six months will not qualify.  Group/Sponsored Policies may not be available in all states.  Group/Sponsored Policies may be subject to special tax rules and consequences and other legal restrictions.

Insurance policies where the benefits vary based on gender may not be used to fund certain employee-sponsored benefit plans and fringe benefit programs.  Employers should consult tax attorneys before proposing to offer Group/Sponsored Policies.

Policy Split Option

As long as you provide us with sufficient evidence that the joint insureds meet our insurability standards, you may request that the Policy, not including any riders, be split (the “Split Option”) into two new individual fixed account insurance policies, one on the life of each joint insured if one of the three events listed below occurs. You may request this Split Option by giving us written notice, in good order, within 90 days after:

·	the enactment or effective date (whichever is later) of a change in the federal estate tax laws that would reduce or eliminate the unlimited marital deduction;
·	the date of entry of a final decree of divorce of the joint insureds; or
·	written confirmation of a dissolution of a business partnership of which the joint insureds were partners.

Conditions for Exercising Split Option:	●	The initial specified amount for each new policy cannot be more than 50% of the Policy’s specified amount, excluding the face amount of any riders.
	●	The new policies will be subject to our minimum and maximum specified amounts and issue ages for the plan of insurance you select.
	●	You must obtain our approval before you can exercise the Split Option if one of the joint insureds is older than the new policy’s maximum issue age when you request the Split Option.
	●	Exercising a Policy Split Option may have tax consequences. You should consult a tax advisor before exercising this Option.

Cash value and indebtedness under the Policy will be allocated equally to each of the new policies. If one joint insured does not meet our insurability requirements, we will pay you half of the Policy’s net surrender value and issue only one new policy covering the joint insured that meets our insurability requirements.  This can have adverse tax consequences. Alternatively, you may cancel the Split Option and keep the Policy in force on both joint insureds.

We will base the premiums for the new policies on each joint insured’s attained age and premium rate class which we determine based on the current evidence of insurability submitted for each joint insured. Premiums will be payable as of the Policy date for each new policy. The Policy date for each new policy will be the Monthiversary after we receive, in good order, your written request to exercise the Split Option. The owner and beneficiary for the new policies will be those named in the Policy, unless you specify otherwise. We will not deduct the premium expense charges from the cash value allocated to the new policies. Any new premium you pay to the new policies will be subject to the normal charges, if any, of the new policies at the time you pay the premium.

Policy Features

Premiums

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account.  The fixed account may not be available in all states to direct or transfer money into.  You must follow these guidelines:

·	allocation percentages must be in whole numbers;
·
if you select dollar cost averaging, we may require you to have a minimum of $5,000 (for Policies   applied for on or after May 1, 2009) or $10,000 (for Policies issued before January 1, 2009)   in each subaccount from which we will make transfers, and you may be required to transfer at least a total of $100 monthly (for Policies applied for on or after May 1, 2009) or $1,000 monthly (for Policies issued before January 1, 2009); and

·
if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000 (for Policies applied for on or after May 1, 2009) or $10,000 (for Policies issued before January 1, 2009).

·
unless otherwise required by state law, we may restrict allocations and transfers to the fixed account under Policies applied for on or after May 1, 2009, if the fixed account value (excluding amounts in the loan reserve account) following the allocation or transfer would exceed $250,000. (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.)

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our mailing address or calling us at our administrative office at 1-800-851-9777, Monday -- Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. You may also change allocations through our web site at www.westernreserve.com .

Please note: Certain subaccounts have similar names.   When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocatio n to ensure that that any allocation request that you submit is in good order.  The change will be effective as of the valuation date on which we receive the change request, in good order, at our mailing address or administrative office. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1% of a net premium payment. We reserve the right to limit the number of premium allocation changes to once per Policy year.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address or at the address on your billing coupon (for payments made by check) or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions), before the NYSE closes are priced using the unit value determined at the closing of that regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment at our mailing address after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading.  Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

    You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. The reallocation date is the date we reallocate all cash value held in the reallocation account to the fixed account and sub-accounts you selected on your application. We place your net premium in the reallocation account (or as mandated by state law) only if your state requires us to return the full premium in the event you exercise your free-look right. In those states, the reallocation date stated in your Policy is as long as we estimate your period to last. Please contact your agent for details concerning the free-look period for your state.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If, however, you requested dollar cost averaging, then on the reallocation date we will reallocate the cash value either to the fixed account, the WRL Transamerica Money Market VP subaccount, or the WRL Transamerica JPMorgan Core Bond VP subaccount (depending on which accounts you selected on your application).

For states that do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $100. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.  See “Minimum Monthly Guarantee Premium” below.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy still may lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the  monthly deductions when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, as long as on any Monthiversary you have paid total premiums minus any net surrender value that equals or exceeds the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month. If you take a cash withdrawal or a loan, or if you decrease your specified amount, or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect.

The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, underwriting class of the joint insureds, the specified amount requested and your Policy’s applicable C.S.O. Table. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or if any of the riders are added, or if in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium.

No Lapse Period Guarantee

Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions, as long as on any Monthiversary the total amount of the premiums you paid minus any net surrender value equals or exceeds the sum of the minimum monthly guarantee premium in effect for each month from the Policy date up to and including the current month.   Please see the section of this prospectus entitled “Policy Lapse and Reinstatement.”

After the no lapse period ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

Premium Limitations

We may require premium payments to be at least $100 ($1,000 if by wire). We may return premiums less than $100. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, if applicable, by which the Policy qualifies as life insurance under to federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment within 60 days after the end of that Policy year. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium.  We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

Making Premium Payments

We will deduct certain charges from your premium payments.  We will accept premium payments by wire transfer.

If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-851-9777 for instructions on wiring federal funds to us.

Tax-Free Exchanges ("1035 Exchanges"). We will accept a portion of or your entire initial premium from one or more contracts insuring the same joint insureds that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our administrative office of the proceeds from the 1035 Exchange before we finalize your Policy's specified amount.

Transfers

General

You or your registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your registered representative.  We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our mailing address.  We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

·
Your Policy may be limited to a cumulative transfer out of the fixed account each Policy year of the greater of up to 25% of the amount in the fixed account, or the amount transferred out the previous Policy year.  Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year.  If we modify or stop this current practice, we will notify you at the time of your transfer.

·
For Policies applied for on or after May 1, 2009, unless otherwise required by state law, we may restrict transfers to the fixed account if the fixed account value following the transfer, excluding amounts in the loan reserve account, would exceed $250,000. This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

·
You currently may request transfers in writing to our mailing address (in a form we accept), by fax, or by telephone to our administrative office, or electronically through our website (www.westernreserve.com). Please note: Certain subaccounts have similar names .   I t is important that you state or write the full name of the subaccount when making a transfer request to ensure that any transfer request that you submit is in good order.

·	There is no minimum amount that must be transferred.
·	There is no minimum amount that must remain in a subaccount after a transfer.
·
Except as listed below, we deduct a $25 charge (for Policies applied for on or after May 1, 2009) or a $10 charge (for Policies issued before January 1, 2009) from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

·	We consider all transfers made in any one day to be a single transfer.
·
Transfers resulting from loans or the exercise of conversion rights, or from the reallocation of cash value immediately after the record date, are currently not treated as transfers for the purpose of assessing the transfer charge.

·	Transfers via the Internet are not treated as transfers for the purpose of assessing the transfer charge.
·	Transfers between the ProFunds and/or Access Trust subaccounts do not count as transfers for the purpose of assessing the transfer charge.
·	Transfers under dollar cost averaging and asset rebalancing currently do not count as transfers for the purpose of assessing the transfer charge.

We will process any transfer order that is received in good order – in writing at our mailing address or by fax or by telephone at our administrative office - before the NYSE closes (usually 4:00 p.m. Eastern time) - using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading and Market Timing

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity.  If you invest in the ProFunds and/ or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy.  This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders.  Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

           Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios).  These risks and harmful effects include:

(1)
dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:
                     (a)       impeding a portfolio manager’s ability to sustain an investment objective;
(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or
(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

           (3)           increased brokerage and administrative expenses.

           These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

           We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading.  As discussed herein, we cannot detect or deter all market timing or other potentially disruptive trading.  Do not invest with us if you intend to conduct market timing or other potentially disruptive trading.

           Detection.    We employ various means in an attempt to detect and deter market timing and disruptive trading.  However, despite our monitoring we may not be able to detect nor halt all harmful trading.  In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

           Deterrence.  If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading.  Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products).  As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges.  We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers.  This means that we would accept only written transfer requests with an original signature transmitted to us only by Standard United States Postal Service First Class mail.  We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

           We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations; or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer; or (3) because of a history of market timing or disruptive trading.  We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis.  We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit.  We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed.  For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected. Please note:  If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing those services.

           In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers.  We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio.  To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

           Under our current policies and procedures, we do not:

·	impose redemption fees on transfers;
·
expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

·	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a defensive transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a defensive transfer restriction).  As noted above, we do not impose a defensive transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity.  Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection.  As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf.  Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

           Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate: (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally; (2) to comply with state or federal regulatory requirements; or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product.  In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

           Underlying Fund Portfolio Frequent Trading Policies.  The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time.  The prospectuses for the underlying fund portfolios describe any such policies and procedures.  The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance policies to discourage market timing and disruptive trading.  Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers.  Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios.  In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a premium payment from you that you allocate into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you.  If we receive from you a transfer request into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order.  Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products.  The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures.  We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios.  These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity.  If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios.  In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds and Access Trust Subaccounts.  Because the above restrictions do not apply to the ProFunds or Access Trust subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses).

Telephone, Fax and Online Privileges.  Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-851-9777, Monday – Friday, between the hours of 8:30 a.m. – 7:00 p.m. Eastern time, or fax your instructions to our subaccount transfer fax number  1-727-299-1648 (for all other fax requests, please use  1-727-299-1620). You also may request transfers electronically through our website, www.westernreserve.com.  Please note: Certain subaccounts have similar names.   When providing you r allocation instructions, please state or write the full name of the subaccount that you have selected for your allocation to ensure that your allocation request is in good order.

    Please note the following regarding telephone, Internet or fax transfers:

·	We will employ reasonable procedures to confirm that telephone instructions are genuine.
·
If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

·	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
·
Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

·	We may also require written confirmation of your order.
·	If you do not want the ability to make telephone transfers, you should notify us in writing at our mailing address.
·	We will not be responsible for same-day processing of transfers if faxed to a number other than 1-727-299-1648 or 1-727-299-1620.
·
We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your agent's or Western Reserve's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year.  If we change this, we will notify you.  This current restriction does not apply if you have selected dollar cost averaging.

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

·	25% of the amount in the fixed account; or
·	the amount you transferred from the fixed account in the immediately preceding Policy year.

We will make the transfer at the end of the valuation date on which we receive the request, in good order, at our administrative office (for telephonic and facsimile transactions) or mailing address (for written correspondence), or electronically through our website.  We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary.   For Policies applied for on or after May 1, 2009, unless otherwise required by state law, we may restrict transfers to the fixed account if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000. (This restriction does not apply to any transfers to the fixed account in the exercise of conversion rights.)

Except when used to pay premiums, we also may defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

New Jersey:  If your Policy was issued before January 1, 2009, in the State of New Jersey, the fixed account is not available to you. You may not direct or transfer any money to the fixed account.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing, in good order, to our mailing address.

In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount values to the fixed account without a transfer charge.  We must receive your request to transfer all subaccount values to the fixed account within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from one of the following: the WRL Transamerica Money Market subaccount, the WRL Transamerica JPMorgan Core Bond subaccount , or the fixed account to a subaccount that you choose.  We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the record date. We will make the first transfer in the month after we receive your request, in good order, at our mailing address or by facsimile , provided that we receive the form by the 25th day of the month.

To start dollar cost averaging:		For Policies issued before January 1, 2009:
	·	You must submit to us in writing to our mailing address or by facsimile to our administrative office, a completed form, in good order, signed by the owner requesting dollar cost averaging;
	·	You may be required to have at least $10,000 in each account from which we will make transfers;
	·	Your total transfers each month under dollar cost averaging may be limited to a minimum of $1,000 ($500 for New Jersey residents); and
	·	Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.
For Policies Applied For On or After May 1, 2009:
	·	You must submit to us at our mailing address , or by telephone or facsimile to our administrative office, a completed form, in good order, signed by the owner requesting dollar cost averaging;
	·	You may be required to have at least $5,000 in each account from which we will make transfers;
	·	Your total transfers each month under dollar cost averaging may be limited to a minimum of $100; and
	·	Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging.

Dollar cost averaging will terminate if:	·	We receive, in good order, at our mailing address , or by telephone or facsimile, you or your registered representative’s or agent of record’s, request to cancel your participation;
	·	The value in the accounts from which we make the transfers is depleted;
	·	You elect to participate in the asset rebalancing program; or
	·	You elect to participate in any asset allocation services provided by a third party.

If you terminate your participation in the dollar cost averaging program, we will stop making dollar cost averaging transfers without a new completed dollar cost averaging request form signed by the owner.  We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected.  Asset rebalancing is not available with the fixed account.  Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form , at our mailing address (or by facsimile or telephone at our administrative office), we will change your premium allocation instructions to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated. If you do not indicate a specific date, we will use the date of that when we receive the form.   We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:		For Policies issued before January 1, 2009
·
You must submit to us, in good order in writing to our mailing address , or by facsimile to our administrative office, a completed asset rebalancing request form, signed by the owner, before the maturity date; and

	·	You may be required to have a minimum cash value of $10,000 or make a $10,000 initial premium payment.
For Policies Applied For On or After May 1, 2009
	·	You must submit to us , in good order in writing to our mailing address , or by facsimile to our administrative office, a completed asset rebalancing request form signed by the owner; and
	·	You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program.

Asset rebalancing will cease if:	·	you elect to participate in the dollar cost averaging program;
·
we receive, in good order, at our mailing address , or by telephone or facsimile to our administrative office, a request to discontinue participation from you, your registered representative or your agent of record;

·	you make any transfer to or from any subaccount other than under a scheduled rebalancing; or
·	you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any investment models for use with your life insurance policy.  You may authorize and engage your own investment advisor to manage your account.  These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies.  Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf.  We do not offer advice about how to allocate your cash value under any circumstance.  We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy.  We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy.  Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59 ½ ..

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor.  Alternatively, the investment advisor may compensate the insurance agent from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor.  If you are interested in the details about the compensation that your investment advisor and/or your insurance agent receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your registered insurance agent or investment advisor.  We reserve the right to discontinue doing so at any time and for any reason.  We may require insurance agents or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Western Reserve as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the insurance agent’s or investment advisor’s ability to request financial transactions on your behalf.  These limitations, which are discussed in the section above entitled “Transfers- Disruptive Trading and Market Timing”, are intended to (i) minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio or (ii) to comply with specific restrictions or limitations imposed by a portfolio(s) of Western Reserve.

Please note:  Limitations that we may impose on your insurance agent or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on their own behalf, except as otherwise described in this prospectus.

Policy Values

Cash Value

·
varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

·	serves as the starting point for calculating values under a Policy;
·	equals the sum of all values in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan;
·	is determined on the Policy date and on each valuation date; and
·	has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request, in good order, at our mailing address.

Net surrender value on any valuation date equals:	·	the cash value as of such date; minus
	·	any surrender charge as of such date; minus
	·	any outstanding Policy loan amount; plus
	·	any interest you paid in advance on the loan(s) for the period between the date of the surrender and the next Policy anniversary.

Subaccount Value

The cash value in a subaccount is referred to as “subaccount value.” At the end of any valuation period, the subaccount value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	·	the initial units purchased at unit value on the record date; plus
	·	units purchased with additional net premium(s); plus
	·	units purchased via transfers from another subaccount or the fixed account; minus
	·	units redeemed to pay for monthly deductions; minus
	·	units redeemed to pay for cash withdrawals (including charges); minus
	·	units redeemed as part of a transfer to another subaccount or the fixed account (including the amount of any requested loans plus interest in advance in the loan reserve account); minus
	·	units redeemed to pay transfer charges.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or cash withdrawal request is received:(i) at our mailing address (for written requests and payments by check); (ii) at our administrative office (for requests by fax or by telephone, or for payments made through electronic credit and debit transactions) ; (iii) or electronically through our website.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value at the inception of each class of units of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	·
the total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; minus

	·	a charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus

·	the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
·	the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	·	the sum of net premium(s) allocated to the fixed account; plus
	·	any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	·	total interest credited to the fixed account; minus
	·	amounts charged to pay for monthly deductions; minus
	·	amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals (including any cash withdrawal charges); minus
	·	amounts transferred from the fixed account (including any transfer charges and any amounts transferred from the loan reserve account) to a subaccount.

Death Benefit

Death Benefit Proceeds

Provided that your Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt, in good order, at our administrative office, of satisfactory proof of the surviving insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information we need.  We may require that the Policy be returned. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the surviving insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	·	the death benefit (described below); minus
	·	any monthly deductions due during the grace period (if applicable); minus
	·	any outstanding loan amount; plus
	·	any additional insurance in force provided by rider; plus
	·	any interest you paid in advance on the loan(s) for the period between the date of death and the next Policy anniversary.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate either joint insured's age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the surviving insured dies. You must select one of the two death benefit options we offer in your application. If you do not choose a death benefit option in the application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the surviving insured's death.

Your Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes.  The death benefit is intended to qualify for the federal income tax exclusion.  The provisions of your Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits that are consistent with such an increase.  Adjustments will be reflected in the monthly deductions.

Under Internal Revenue Code Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets a "guideline premium test."  Your Policy will be issued using the "guideline premium test ("GLPT").  The GLPT has two components, a premium limit component and a corridor component.  The premium limit restricts the amount of premium that can be paid into the Policy.  The corridor requires that the death benefit be at least a certain limitation percentage (varying each year by the age of the younger insured) of the cash value.

Death benefit Option A equals the greatest of:	·	the current specified amount; or
	·	a specified percentage called the "limitation percentage," multiplied by the cash value on the surviving insured's date of death; or
	·	the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the younger joint insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

Attained Age
of Younger Joint Insured                                                                                        Limitation Percentage

40 and under                                                                                           250%
41 to 45                                                           250% minus 7% for each age over age 40
46 to 50                                                           215% minus 6% for each age over age 45
51 to 55                                                           185% minus 7% for each age over age 50
56 to 60                                                           150% minus 4% for each age over age 55
61 to 65                                                           130% minus 2% for each age over age 60
66 to 70                                                           120% minus 1% for each age over age 65
71 to 75                                                           115% minus 2% for each age over age 70
76 to 90                                                                                       105%
91 to 95                                                           105% minus 1% for each age over age 90
           96 to 99                                                                                        100%
100+                                                                                          101%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Illustration. Assume that the younger joint insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $250,000 specified amount will generally pay $250,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $100,000, the death benefit will exceed the $250,000 specified amount. (The figure $100,000 is derived by solving for cash value in the following calculation: $250,000 = 250% multiplied by cash value.)  Each additional dollar added to the cash value above $100,000 will increase the death benefit by $2.50.

Similarly, as long as the cash value exceeds $100,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, then the death benefit will equal the specified amount of the Policy.

Death benefit Option B equals the greatest of:	·	the current specified amount; plus
> the cash value on the surviving insured's date of death; or
	●	the limitation percentage multiplied by
> the cash value on the surviving insured's date of death; or
	●	the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Illustration. Assume that the younger joint insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $250,000 will generally pay a death benefit of $250,000 plus cash value. Thus, a Policy with a cash value of $50,000 will have a death benefit of $300,000 ($250,000 + $50,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $166,666, the death benefit will be greater than the specified amount plus cash value.  (The figure of $166,666 is derived by solving for cash value in the following calculation: $250,000 plus cash value = 250% multiplied by cash value.)  Each additional dollar of cash value above $166,666 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $166,666, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Effect of Cash Withdrawals on the Death Benefit

If you choose Option A, then a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.  Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.  If you select Option A, as long as the cash value exceeds $100,000, each dollar taken out of the cash value will reduce the deal benefit by $2.50.  Under Option B, any time the cash value exceeds $166,666, each dollar taken out of the cash value will reduce the death benefit by $2.50.  Under these circumstances, the death benefit is reduced in an amount greater that the amount of the cash withdrawal.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay.  If you do not select a death benefit option on your application, we will assume you selected death benefit Option A and will ask you to confirm the selection of Option A in writing or choose Option B.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year.

·	You must send your written request, in good order, to our mailing address.
·	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
·	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
·	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

If you change your death benefit option from Option B to Option A, we will make the specified amount after the change equal to the specified amount before the change, plus your Policy’s cash value on the effective date of the change.  If you change your death benefit option from Option A to Option B, we will make the specified amount after the change equal to the specified amount before the change, minus the cash value on the effective date of the change.  We will notify you of the new specified amount.

Decreasing the Specified Amount

After the Policy has been in force for three years, you may decrease the specified amount once each Policy year. A decrease in the specified amount will affect your cost of insurance charge and your minimum monthly guarantee premium, and may have adverse federal tax consequences.  You should consult a tax advisor before decreasing your Policy’s specified amount.

Conditions for and impact of decreasing the specified amount:	·	You must send your written request to our mailing Address , in good order ;

	·	You may not decrease your specified amount lower than the minimum specified amount shown on your Policy schedule page;
	·	Decreases are only allowed after the third Policy year;
	·	You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;
·
We may limit the amount of the decrease to no more than 20% of the specified amount (after the later of the end of the surrender charge period or attained age 65 of the younger joint insured, we will allow decreases above 20% of the then current specified amount); and

	·	A decrease in specified amount will take effect on the Monthiversary on or after we receive your written request, in good order at our mailing address.

No Increases in Specified Amount

We do not allow increases in the specified amount.  If you want additional insurance, you may purchase a term rider or purchase an additional policy(ies) naming the same owner and insured.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum.  These are described under “Settlement Options” in this prospectus.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your written request, in good order, at our mailing address. The surviving insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request at our mailing address. A surrender is effective as of the date when we receive your written request in good order at our mailing address.  You will incur a surrender charge if you surrender the Policy during the first 15 Policy years. Written requests to surrender a Policy that are received at our mailing address before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time).  If we receive a written request at our mailing address after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE.  All surrender requests must be submitted in good order to avoid a delay in processing your request.

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See "Federal Income Tax Considerations."

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

Cash withdrawal conditions:	·
You must send your written cash withdrawal request with an original signature , in good order, to our mailing address.  If your withdrawal request to us if it is less than $500,000, then you may fax it to us at 1-727-299-1620.

	·	We may limit the number of Policy withdrawals to one cash withdrawal per Policy year.
·
We may limit the amount you can withdraw to a minimum of $500 and the remaining net surrender value following a withdrawal may not be less than $500.  During the first 10 Policy years, the amount of the withdrawal may be limited to at least $500 and to no more than 10% of the net surrender value.  After the 10th Policy year, the amount of a withdrawal may be limited to at least $500 and to no more than the net surrender value less $500.

	·	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
·
You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.

	·	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request, in good order, at our mailing address.
	·	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
	·	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
	·	A cash withdrawal may have tax consequences.

Please note:  All cash withdrawal requests must be submitted in good order to avoid delays in processing your request.  A cash withdrawal will reduce the cash value by the amount of the cash withdrawal and, in most cases, will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.  You may have to pay higher minimum monthly guarantee premiums and premium expense charges.  Please refer to the section above entitled “Effect of Cash Withdrawals on the Death Benefit” for an explanation of the effect of cash withdrawals on the death benefit.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your cash withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service.  You can obtain further information about these charges by contacting us at our mailing address or our administrative office.

Canceling a Policy

You may cancel a Policy for a refund during the " free-look period" by returning it with a written request to cancel the Policy, to our administrative office or mailing address, to one of our branch offices, or to the registered representative who sold you the Policy.  The " free-look period" expires 10 days after you receive the Policy.  In some states you may have more than 10 days.  If you decide to cancel the Policy during the " free-look period," we will treat the Policy as if it had never been issued.  We will pay the refund within seven days after we receive the written request and the returned Policy at our mailing address. Some states may require us to allocate premium according to a policyowner’s instructions during the “ free-look period.” The amount of the refund will be:

·	any charges we deduct from your premiums; plus
·	any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; plus
·	your cash value in the subaccounts and the fixed account on the date the written request and Policy are received, in good order, at our administrative office.

Some states may require us to refund all of the premiums you paid for the Policy. (See “Policy Features – Premiums – Allocating Premiums – Reallocation Account.”

Signature Guarantees

Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services.  They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we generally require that the following transaction requests include a Medallion signature guarantee:

·	all requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more;
·	any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner's account; and
·
any disbursement request when Western Reserve has been directed to send proceeds to a different address from the address of record for that owner's account.  Please note:  This requirement will not apply to disbursement requests made in connection with exchanges of one annuity policy for another with the same owner in a " tax-free exchange" under Section 1035 of the Internal Revenue Code.

An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program.  This includes many:

·	national and state banks;
·	savings banks and savings and loan associations;
·	securities brokers and dealers; and
·	credit unions.

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.  Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee.  Notarization will not substitute for a signature guarantee.

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from the Policy using the Policy ’s cash value as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from and secured by a Policy may have tax consequences. See “Federal Income Tax Considerations.”

Policy loans are subject to certain conditions:	·	we may require you to borrow at least $500; and
	·	the maximum amount you may borrow is an amount which is not greater than 90% of the cash value; less any surrender charge and any outstanding policy loan.

When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance until the next Policy anniversary from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise).  We will transfer that amount to the loan reserve account. The loan reserve account is the portion of the fixed account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a loan request, in good order, at our mailing address (or, in limited circumstances described below, by telephone or fax at our administrative office).
. We may postpone payment of loans under certain conditions.

You may request a loan by telephone by calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. – 7:00 p.m. Eastern Time. If the loan amount you request exceeds $500,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.  (Note:  All loan requests must be submitted in good order to avoid a delay in processing your request.)
If your loan request is less than $500,000, then you may fax your loan request to us at 1-727-299-1620. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address and will be credited as of the date received.

At each Policy anniversary, we will compare the outstanding loan amount to the amount in the loan reserve account. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the outstanding loan, amount (including any accrued loan interest), we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

For Policies Applied For On or After May 1, 2009:

We currently charge you an annual interest rate on a Policy loan that is equal to 2.75% in arrears, and we guarantee that this rate will not exceed 3.0%.  After the 10th Policy year, we will apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest.  The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%.  Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

For Policies Issued before January 1, 2009:

We currently charge you an annual interest rate on a Policy loan that is equal to 5.2% in advance (approximately equal to an effective annual rate of 5.49%).  We may declare various higher or lower Policy loan interest rates. We also may apply different loan interest rates to different parts of the loan. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

Loan Reserve Account Interest Rate Credited

For Policies Applied For On or After May 1, 2009

We will credit the amount in the loan reserve account with a fixed interest rate of 2.0%.

For Policies Issued Before January 1, 2009

We will credit the amount in the loan reserve account with interest at an effective annual rate of at least 4.0%.  We may credit a higher rate, but we are not obligated to do so.

·	We currently credit interest at an effective annual rate of 4.75% on amounts you borrow during the first ten Policy years.
·
After the 10th Policy year, on all amounts that you have borrowed, we currently credit interest to part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan.  The remaining portion, equal to the cost basis, is currently credited 4.75%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of cash value in the fixed account. Amounts transferred from the separate account to the loan reserve account will reduce the value in the separate account and we will credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

We also currently charge interest on Policy loans. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

If the net surrender value is not enough to pay the monthly deductions, then we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period.  If we do not receive the specified minimum payment by the end of the grace period, then all coverage under the Policy will terminate without value.

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. This Policy provides a no lapse period. See below. Once your no lapse period ends, or if the no lapse period guarantee is not in effect, your Policy may lapse if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or if you have not paid sufficient premiums (as discussed below) to offset the cost of monthly deductions.

Your Policy is a flexible premium policy that is subject to certain monthly deductions that are dependent upon the characteristics of the insureds, riders associated with your Policy, and your Policy’s specified amount.  If you Policy does lapse and you choose to reinstate it, you will be required to make additional payments.  The payments needed to reinstate the Policy will depend on whether the no-lapse date has passed.  Such payments may include uncollected monthly deductions, monthly deductions in advance, an amount sufficient to increase the cash value above the surrender charge or any premiums already paid net of any withdrawals, outstanding loans and accrued interest. Please refer to the section below entitled “Reinstatement” for a description of the payments that may be required to reinstate your Policy.

No Lapse Period Guarantee

This Policy provides a no lapse guarantee during the no lapse period.  As long as you keep the no lapse period guarantee in effect, your Policy will not lapse and no grace period will begin , e ven if your net surrender value is not enough to pay your monthly deductions. The no lapse period guarantee will not extend beyond the no lapse date you selected on the application. Each month we determine whether the no lapse period guarantee is still in effect.  If the no lapse period guarantee is not in effect and the Policy is still in force, it can be restored by paying sufficient monthly guarantee premiums at any time before the no lapse date.

No lapse period	This period is selected by you on the Policy application and may be either:
	·	Option 1 – the latter of target premium age 65 or five Policy years; or
	·	Option 2 – the latter of target premium age 75 or ten Policy years.

The target premium age equals:
	·	the average of the joint insureds’ issue ages, rounded down, but no more than
> the younger joint insured’s age, plus
> ten years.
The target premium attained age is:
> target premium age, plus
> the number of completed Policy years.

No lapse date	This date is either:
	·	the latter of target premium attained age 65 or five Policy years; or
	·	the latter of target premium attained age 75 or ten Policy years, but not to exceed target premium age 85.
You select the no lapse date on the Policy application.

Keeping the no lapse period guarantee in effect	·	The no lapse period guarantee will not be effective if you do not pay sufficient minimum monthly guarantee premiums.
·
You must pay total premiums (minus withdrawals and outstanding loan amounts, plus any interest you paid in advance on the loan(s) for the period between the date of the surrender and the next Policy anniversary) that equal at least:

> the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Your minimum monthly guarantee amount will vary depending on whether you have chosen Option 1 or 2 (above).  Whichever Option you choose, the no lapse period will never exceed target premium attained age 85.

You will lessen the risk of Policy lapse if you keep the no lapse period guarantee in effect. Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

In addition, if, during the no lapse period, you take a cash withdrawal or a loan, or if you change death benefit options, decrease the specified amount, or add, terminate, increase or decrease a rider, then we will adjust the minimum monthly guarantee premium. Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guaranteed premium, you may need to pay additional premiums to keep the Policy in force. We will not extend the length of the no lapse period.  See “Minimum Monthly Guarantee Premium” for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse (and before the maturity date). To reinstate the Policy we require receipt in good order at our mailing address of:

1. a written notice requesting reinstatement; and
2. evidence of insurability satisfactory to us; and
3. a net premium sufficient to reinstate the Policy.

If reinstated after the No Lapse Date, the required premium will be an amount sufficient to provide a net premium, as follows:

a. Any uncollected monthly deductions due up to the time of termination; plus
b. Two (2) monthly deductions due in advance at the time of reinstatement; plus
c. An amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement.

If reinstated before the No Lapse Date, the required premium will be the lesser of the premium described above or the following:

a. The total minimum monthly guarantee premium due from Policy issue through the month of lapse; plus
b. Two (2) months of minimum monthly guarantee premium; minus
c. Any premiums already paid net of any cash withdrawals, outstanding loans and accrued loan interest.

The effective date of a reinstatement will be the date we approve the application for reinstatement. On the first Monthiversary following reinstatement, any previously uncollected monthly deductions due up to the time of the Policy’s termination date will be taken.

If all the conditions for Reinstatement are satisfied, then the Policy will be placed in force again on the following basis:

1. Any unloaned cash value on the date of lapse will be reinstated.
2. The surrender charge applicable at reinstatement will be equal to what it was at lapse, and the surrender charge period will be extended by the length of time between lapse and reinstatement.
3. The cost of insurance rates will be based on the age at reinstatement.
4. Any policy loan as of the date of termination will not be reinstated.  The cash value in the loan reserve account will be zero.
5. Amounts paid at the time of reinstatement will be applied as new premiums in accordance with the policyowner’s most recent premium allocation instructions.
6. The end of the no lapse period will be extended by the length of time between lapse and reinstatement.
7. Riders may be reinstated subject to underwriting.

We may decline a request for reinstatement.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements.  It is also uncertain whether death benefits under policies where the maturity date has been extended will be excludible from the beneficiary’s gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date.  Such a deemed distribution may be taxable.  If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General.  We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702.  Section 7702 affects the taxation of life insurance policies and places limits on the relationship of the accumulation value to the death benefit.  As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries.  In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99.  However, lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain.  Also, any increase in accumulation value should generally not be taxable until received by you or your designee.  However, if your Policy is a modified endowment contract you may be taxed when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").  Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of outstanding indebtedness will be used to determine the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

·
All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free .

·
Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.  If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be treated as distributions and considered taxable.

·
A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.  Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

    Policy Loans.  Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free .

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution.  Withholding applies only if the taxable amount of all distributions is at least $200 during a taxable year.  Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans or 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions.  If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding.  Taxable distributions to non-resident aliens are generally subject to withholding unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance used in split   dollar arrangements.  The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions.  Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.  Recent legislation under Section 101(j) of the Internal Revenue Code has imposed notice, consent and other provisions on policies owned by employers and certain other policies in order to receive death benefits tax-free and added additional reporting requirements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Tax Treatment of Policy Split. The Policy Split Option permits you to split the Policy into two new individual life insurance contracts upon the occurrence of a divorce of the joint insureds, certain changes in federal estate tax law, or dissolution of a business partnership of which the joint insureds were partners. A policy split could have adverse tax consequences. For example, a policy split may not be treated as a nontaxable exchange under Section 1035 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the individual policies that result from a policy split would in all circumstances be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual policies would be classified as MECs. Before you exercise your rights under the Policy Split Option, you should consult a competent tax advisor regarding the possible consequences of a policy split.

For Policies Issued Before January 1, 2009: Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

For Policies Applied For On or After May 1, 2009: Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

    Death Benefit Extension Rider.  Under the Death Benefit Extension Rider, you may continue your Policy after the younger joint insured attains age 100 (or would have attained age 100 if the older insured is still alive at such time).  The tax consequences associated with continuing your Policy after attained age 100 of the younger joint insured are uncertain and may result in either taxation of the gain in the Policy when the younger joint insured attains (or would have attained) age 100, or the taxation of the death benefit in whole or in part. A tax advisor should be consulted about these consequences.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Special Rules for Pension Plans and Section 403(b) Arrangements.  If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan.  You should consult a qualified tax advisor in connection with such purchase.

Note:   In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form.  Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis.  The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios .

    Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans.  You should consult a qualified advisor regarding ERISA.

Other Policy Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the surviving insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100 (for Policies applied for on or after May 1, 2009) or $20 (for Policies issued before January 1, 2009), we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the surviving insured's date of death.

Under any settlement option, the dollar amount of each payment will depend on four things:

·	the amount of the surrender on the surrender date or death benefit proceeds on the surviving insured's date of death;
·
the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 2.0% (for Policies applied for on or after May 1, 2009) or 3.0% (for Policies issued before January 1, 2009);

·	the mortality tables we use, which are based the issue and/or application date of your Policy; and
·	the specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	·	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	·	We will stop making payments once we have made all the payments for the period selected.

Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's election, we will make equal monthly installments:
	·	only for the life of the payee, at the end of which payments will end (note: this may result in only one payment as a result of the death of the payee); or
	·	for the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
	·	for the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)		Upon direction of the owner, we will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
		Payments to the co-payee, if living, upon the payee's death will equal either:
> the full amount paid to the payee before the payee's death; or
> two-thirds of the amount paid to the payee before the payee's death.
		All payments will cease upon the death of the co-payee. Please note: the payment is reduced to two-thirds regardless of the order of death of the payee or co-payee.

Retained Asset Accounts

When a death benefit is paid in a lump sum and is $15,000 or greater, your beneficiary may elect to have the death benefit deposited into an interest-bearing account, called the Assurance Plus Account . We will send the beneficiary a "checkbook," and the beneficiary will have access to the account simply by writing a "draft" for all or part of the amount of the death benefit.  We use a bank, The Northern Trust Company, to process your “drafts.”

Upon receipt of the "draft" by the bank, the bank will draw down the amount you requested from our general account.  We do not guarantee to credit a minimum interest rate on amounts left in the Assurance Plus Account.  Any interest paid on amounts in the Assurance Plus Account is currently taxable.

The Assurance Plus Account is part of our general account.  It is not a bank account, and it is not insured by the FDIC or any other government agency.  As part of our general account, it is subject to the claims of our creditors.  We may make a profit on all amounts left in the Assurance Plus Account.  The Assurance Plus Account is not available in all states.

Benefits at Maturity

If either joint insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the younger joint insured's 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

If your Policy was issued before May 1, 2000, and you send a written request to our mailing address, we may extend the maturity date if your Policy is still in force on the maturity date and there are no adverse tax consequences in doing so. You must submit a written request for the extension to our mailing address, in good order, between 90 and 180 days prior to the maturity date.  We must agree to the extension.

If your Policy was issued on or after May 1, 2000, and you send a written request to our mailing address, we will extend the maturity date if your Policy is still in force on the maturity date.  Any riders in force on the scheduled maturity date will terminate on that date and will not be extended.  Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request for the extension to our mailing address, in good order, between 90 and 180 days prior to the maturity date and elect one of the following:

1.
If you had previously selected death benefit Option B, we will change the death benefit to Option A.  On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions; or

2.
We will extend the maturity date until the next Policy anniversary.  You must submit a written request to our mailing address, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year.  All benefits and charges will continue as set forth in your Policy. We will adjust the annual cost of insurance rates using the then current cost of insurance rates.

If you choose 2 above, you may change your election to 1 above at any time.  However, if you choose 1 above, then you may not change your election to 2 above.  Please note:  Item 2 above may not be available in all states, or its terms may vary depending on a state's insurance law requirements.

The tax consequences of extending the maturity date beyond the younger joint insured’s 100th birthday are uncertain, and may include either taxation of the gain in the Policy when the younger joint insured attains (or would have attained) age 100, or the taxation of the death benefit in whole or in part. You should consult a tax advisor as to those consequences.

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our mailing address. However, we can postpone such payments if:

·	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or
·	the SEC permits, by an order, the postponement for the protection of policyowners; or
·	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.  We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the net surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the net surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”).  The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies was generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies.  Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:
·	the maturity date;	·	the end of the grace period; or
·	the date the surviving insured dies;	·	the date the Policy is surrendered.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deductions. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the separate account.  For purposes of the riders, the specified amount is the level term insurance amount we pay at death.  These riders may not be available in all states, certain benefits and features may vary by state and may be available under a different name in some states.  Adding these supplemental benefits to an existing Policy, or canceling them, may have tax consequences; you should consult a tax advisor before doing so.

Joint Insured Term Rider

This rider provides additional life insurance on the lives of both joint insureds. We will pay the rider’s face amount when we receive proof at our administrative office that both joint insureds died while the rider was in force. The maximum face amount of this rider is equal to ten times the Base Policy coverage. The cost of insurance rates for this rider generally   increase each year.

For Policies applied for on or after May 1, 2009, the rider cost of insurance rates are based on 2001 CSO Table information and are determined using the Frasier Method, taking into account each joint insured's attained age, gender, and underwriting class.  We assess a monthly per unit charge of $0.02 per thousand of the initial rider face amount for 10 years, and will not assess this charge for longer than 20 years.

For Policies issued before January 1, 2009, the cost of insurance rates are based on 1980 CSO Table information and are determined using the Frasier Method, taking into account each joint insured's attained age, gender, and underwriting class.  We assess a Monthly Death Benefit Guarantee Charge of $0.02 per thousand of initial rider face amount until the no lapse ending date .

This rider terminates on the anniversary nearest the younger joint insured’s 95th birthday, the date the Policy terminates, or the Monthiversary on which this rider is terminated by written notice to us at our mailing address.

Individual Insured Rider

This rider provides additional life insurance on the life of either joint insured. We will pay the rider’s face amount when we receive proof, in good order, of the insured’s death at our mailing address. The maximum face amount of this rider is equal to ten times the Base Policy coverage. On any Monthiversary while the rider is in force, you may convert it to a new Policy on the insured’s life (without evidence of insurability).

Conditions to convert the rider	·	your request must be in writing and sent to our administrative office in good order;
	·	the rider has not reached the anniversary nearest to the insured’s 70th birthday;
	·	the new policy is any permanent insurance policy that we currently offer for conversion;
·
subject to the minimum specified amount requirements for the new policy, the amount of the insurance under the new policy will equal the specified amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and we will base your premium on the insured’s underwriting class under the rider.

Termination of the rider		The rider will terminate on the earliest of:
	·	the maturity date of the Policy;
	·	the Policy anniversary nearest to the insured’s 95th birthday;
	·	the date the Policy terminates;
	·	the date of death of the insured;
	·	the date of conversion of this rider; or
	·	the Monthiversary on which the rider is terminated on written request by the owner.

Wealth Protector Rider (Only available under Policies issued before May 1, 2003) Note:  If your Policy included this rider, the rider has terminated.

This rider provided additional life insurance on the lives of each joint insured, and could only be added at issue of the Policy.  Under the rider, we would pay the rider's specified amount when we received at our mailing address proof that both joint insureds died while the rider was in force.  The rider had no conversion or exchange privilege.  Cost of insurance rates did not increase while the rider was in force.

For Policies applied for on or after May 1, 2009:

Living Benefit Rider (an Accelerated Death Benefit)

This rider allows us to pay all or a portion of the death benefit once we receive proof , (in good order at our administrative office ) that the surviving insured is ill and has a life expectancy of one year or less. A doctor must certify the surviving insured's life expectancy.

We will pay a "single-sum benefit" equal to:

·	the death benefit on the date we pay the single-sum benefit; multiplied by
·	the percentage of the death benefit you elect to receive (“election percentage”); divided by
·	1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) (“discount factor”); minus
·	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

·	The death benefit available under the Policy once we receive satisfactory proof that the surviving insured is ill; plus
·	the benefit available under any Joint Insured Term Rider in force.

A single-sum benefit may not be greater than $500,000.

    The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the surviving insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

The rider terminates at the earliest of:

·	the date the Policy terminates;
·	the date a settlement option takes effect;
·	the date we pay a single-sum benefit; or
·	the date you terminate the rider.

We do not assess an administrative charge for this rider; however, we do reduce the single-sum benefit by a discount factor to compensate us for expected lost income resulting from the early payment of the death benefit.  Th e terms of th is rider may vary depending on a state's insurance law requirements.

For example, suppose before the owner elects the single sum-benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance.  Suppose that the current yield on 90-day Treasury bills is 6.00% and the Policy loan interest rate is 2.75%.  Because the greater of these is 6%, that is the interest rate that will be used to discount the single-sum benefit.  The owner elects to accelerate 50% of the death benefit, so the single-sum benefit equals $183,679.25, which is ($400,000 x 0.50/ 1.06) - ($10,000 x 0.50).  After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Terminal Illness Accelerated Death Benefit Rider (Available under Policies issued before January 1, 2009)

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof at our mailing address that the surviving insured is ill and has a life expectancy of one year or less. A doctor must certify the insured’s life expectancy.

We will pay a “single-sum benefit” equal to:

·	the death benefit on the date we pay the single-sum benefit; multiplied by
·	the percentage of the death benefit you elect to receive (“election percentage”); divided by
·
1 + i (“i” equals the interest rate determined under the Code section 846(c)(2) (also known as the Applicable Federal Interest Rate) or the Policy loan interest rate expressed in arrears, whichever is greater) (“discount factor”); minus

·	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

·	the death benefit available under the Policy once we receive satisfactory proof that the surviving insured is terminally ill; plus
·	the benefit available under any Joint Insured Term Rider or Wealth Protector Rider in force.
·	A single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the surviving insured’s terminal condition results from self-inflicted injuries, which occur during the period specified in your Policy’s suicide provision.

The rider terminates at the earliest of:

·	the date the Policy terminates;
·	the date a settlement option takes effect;
·	the date we pay a single-sum benefit; or
·	the date you terminate the rider.

    We do not assess an administrative charge for this rider; however, we do reduce the single-sum benefit by a discount factor to compensate us for lost income resulting from the early payment of the death benefit. This rider may not be available in all states, or its terms may vary depending on a state’s insurance law requirements.

For example, suppose before the owner elects the single-sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance.  The Applicable Federal Interest Rate for 2010 is 3.81% and the Policy loan interest rate is 5.2% in advance, or 5.49 in arrears.  Because the greater of these is 5.49%, that is the interest rate that will be used to discount the single-sum benefit.  The owner elects to accelerate 50% of the death benefit, so the single-sum benefit equals $184,600, which is [$400,000 x 0.50 / 1.0549) - ($10,000 x 0.50)]. After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain; you should consult a tax advisor before doing so.

Additional Information

Sending Forms and Written Requests in Good Order

We cannot process your instructions to process a transaction relating to the P olicy until we have received your instructions in good order at our mailing address (or our administrative office or website, as appropriate).  "Good order" means the actual receipt by us of the instructions relating to a transaction in writing or, when appropriate, by telephone or facsimile, or electronically, along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents) we require in order to effect the transaction.  To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Sale of the Policies

Distribution and Principal Underwriting Agreement.  Our affiliate, TCI, serves as principal underwriter for the Policies. We entered into a principal underwriting and distribution agreement with TCI for distribution and sale of Policies effective May 1, 2007.  We pay commissions to TCI, which are passed onto selling firms (see below) and reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies.

Compensation to Broker-Dealers Selling the Policies.  The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates is/are also licensed under state insurance laws.  The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies.  We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers , including TFA, may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms.  We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules.  The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 200 9 was, on average, 32 % of all premiums made during the first Policy year, plus 3.5% of all premiums made during Policy years 2 – 10.  We will pay an additional trail commission of up to 0.30% of the Policy's subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $10,000. Some selling firms may be required to return part of first year commissions if the Policy is not continued through the first two Policy years.

To the extent permitted by FINRA rules, Western Reserve, TFA , WGS and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives.  These arrangements , which may be referred to as “revenue sharing” arrangements , are described further below.

The sales representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its sales representative and the firm’s internal compensation program.  These programs may include other types of cash and non-cash compensation and other benefits.  Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy.  Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

    Special Compensation for Affiliated Wholesaling and Selling Firms.  Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Western Reserve’s two main distribution channels are TFA and WGS, both affiliates, who sell Western Reserve products.  Western Reserve covers the cost of TFA’s various facilities, third-party services and internal administrative functions including employee salaries, sales representative training and computer systems that are provided directly to TFA.  These facilities and services are necessary for TFA’s administration and operation, and Western Reserve is compensated by TFA for these expenses based on TFA’s usage.  In addition, Western Reserve and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

Sales representatives and their managers at TFA and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates.  Additional compensation or reimbursement arrangements may include payments in connection with TFA’s or WGS’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing and other business expenses.  The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation.  Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash or non-cash benefits , and may provide such persons with special incentive to sell our Policies.  For example, TFA’s and WGS’s sales representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares.  A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.  TFA’s and WGS’s sales representatives may also be eligible to participate in a stock option and award plan.   Sales representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We Pay to Selected Selling Firms.  We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives.  In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates.  To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms.  These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria.  For instance, Western Reserve made flat fee payments to several selling firms with payments ranging from $ 37.50 to $ 4,623.33 in 2009 in relation to their sales of the Western Reserve’s insurance products.

During 200 9 , we had entered into “preferred product” arrangements with TFA, WGS, First Founder Securities, Inc., First Global, Harbour Investments, Inc.   and Workman Securities Corporation.  We paid the following amounts (in addition to sales commissions and expense allowances) to these firms:

Name of Firm	Aggregate Amount Paid During 2009

First Founders Securities, Inc.	$ 201.56
First Global	$ 4,623.33
Harbour Investments, Inc.	$ 2,231.44
Workman Securities Corporation	$ 37.50

No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above.  We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another.  In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you.  You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits.  In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made.  Although the outcome of any litigation cannot be predicted with certainty, at the present time there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on Western Reserve’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

Table of Contents of the Statement of Additional Information

The Policy – General Provisions
Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding
Addition, Deletion, or Substitution of Portfolios
Additional Information
Additional Information about Western Reserve and the Separate Account
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Report to Owners
Records
Independent Registered Public Accounting Firm
Experts

Underwriters
Underwriting Standards
IMSA
Performance Data
Other Performance Data in Advertising Sales Literature
Western Reserve’s Published Ratings
Financial Statements
WRL Series Life Account
Western Reserve Life Assurance Co. of Ohio

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office
Our administrative office address is P.O. Box 5068, Clearwater, Florida, 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida, 33716.  Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1648 (for subaccount transfers ) and 1-727-299-1620 (for all other fax requests).  Our administrative office serves as the recipient of all website ( www.westernreserve.com), telephonic, and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g. payments through direct deposit, debit transfers, and forms of e-commerce payments), and Claims forms. Our hours are Monday- Friday from 8:30 a.m. - 7:00 p.m. Eastern Time. Please do not send any checks or non-claims related correspondence or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date.

Base Policy	The WRL Freedom Wealth Protector variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value
The sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, then the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds
The amount we will pay to the beneficiary(ies) on the surviving insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount and any due and unpaid monthly deductions.  We will increase the death benefit proceeds by any interest you paid in advance on the loan for the period between the date of death and the next Policy anniversary.

fixed account
An option to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.   The fixed account is part of our general account.  The fixed account is not available to you if your Policy was issued before January 1, 2009, in the State of New Jersey.

Frasier Method
An actuarial method for pricing a joint survivorship (also referred to as a "second-to-die") life product.  Both insureds are treated as one unit and there are no changes in premium or cash values at the death of the first joint insured to die.

free-look period	The period during which you may return the Policy and receive a refund as described in the prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds
Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.

good order
An instruction that is received by the Company that is sufficiently complete and clear along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents) so that the Company does not need to exercise any discretion to follow such instruction.  All orders to process a withdrawal request; a loan request; a request to surrender your Policy; a fund transfer request; or a death benefit claim must be in good order.

in force	While coverage under the Policy is active and either insureds’ life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

issue age	Each joint insured's age on his or her birthday nearest to the Policy date.

joint insureds	The persons whose lives are insured by the Policy.

lapse
When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deductions, the surrender charge and any outstanding loan amount, and you have not made a sufficient payment by the end of a grace period.

loan amount	The total amount of all outstanding Policy loans, including both principal and interest due.
loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments and loan repayments made by check, and all correspondence and notices must be sent to this address.

maturity date
The Policy anniversary nearest the younger joint insured's 100th birthday, if either joint insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy's extended maturity date benefit provision.

maximum fixed account value
For Policies applied for on or after May 1, 2009: The maximum amount that may be allocated to the fixed account at any time without prior approval is the amount that would cause the fixed account to be $250,000, exclusive of loan reserve requirements. (This restriction does not apply to transfers to the fixed account necessary in the exercise of conversion rights.)

minimum monthly guarantee premium
The amount shown on your Policy schedule page (unless changed when you take a cash withdrawal or a loan, or if you change death benefit options, decrease the specified amount, or add, increase or decrease a rider) that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or add, terminate or increase a rider. You may need to pay additional premiums in order to keep the no lapse guarantee in effect.  We make this determination whenever your net surrender value is not enough to meet monthly deductions and the no lapse period guarantee is no longer in effect.

Monthiversary
This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions
The monthly Policy charge, plus the monthly cost of insurance, plus the monthly death benefit guarantee charge or monthly per unit charge(depending on when you applied for your Policy), plus the monthly charge for any riders added to your Policy.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value
The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge as of such date, minus any outstanding loan amount, plus any interest you paid in advance on the loan(s) for the period between the date of surrender and the next Policy anniversary.

no lapse date
Either (1) the latter of target premium age 65 or five Policy years, or (2) the latter of target premium age 75 or ten Policy years, but not to exceed target premium age 85.  You select the no lapse date on the Policy application.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.
Policy date
The date when our underwriting process is complete for both joint insureds, the full life insurance coverage goes into effect, the initial premium has been received, and we begin to make the monthly deductions from your net premium.  If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued.  We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) until the reallocation date.

reallocation date
The date we reallocate all cash value held in the reallocation account to the fixed account and/or subaccounts you selected on your application.  We place your net premium in the reallocation account (or as mandated by state law) only if your state requires us to return the full premium in the event you exercise your free-look right.  In those states the reallocation date stated in your Policy is as long as we estimate your free-look period to last.  In all other states, the reallocation date is the later of the policy date or the record date.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account
The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount
The minimum death benefit we will pay under the Policy provided the Policy is in force. The initial specified amount of life insurance that you have selected shown on the Policy’s schedule page unless you decrease the Policy’s specified amount. In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you choose Option A (level) death benefit.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge	If, during the first 15 Policy years, you fully surrender the Policy, then we will deduct a surrender charge from your cash value.

surviving insured	The joint insured who remains alive after the other joint insured has died.

target premium age	The target premium age equals the average of the joint insureds’ issue ages, rounded down, but no more than the younger joint insured’s age plus ten years.

target premium attained age	The target premium attained age is the target premium age plus the number of completed Policy years.

termination	When neither of the joint insured’s lives is insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for normal trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period
The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our, Company (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.

written notice
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete and in good order, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing address.

you, your (owner or policyowner)
The person(s) who owns the Policy, and who may exercise all rights as owner under the Policy while either or both joint insureds is/are living.  If two owners are named, the Policy will be owned jointly and the consent of each owner will be required to exercise ownership rights.

FOR POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009
(Based On the 2001 C.S.O. Tables)

Appendix A - Illustrations (for Policies Applied for On Or After May 1,2009)

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time.  In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%.  The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans.  The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page __ on a Policy for insureds who are a 55 year old male and a 50 year old female, both in the Select Non-Tobacco rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $12,020, a $1,000,000 initial specified amount and death benefit Option A.  The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates.

The illustration for the representative insured on page__ is based on the same factors as those on page__, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 2001 Commissioners Standard Ordinary Tobacco and Non-Tobacco Mortality Tables).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy.  The current illustration reflects the current charges for a Policy, and the guaranteed illustration reflects guaranteed charges for a Policy.  These charges are,

(1)
the daily charge for assuming mortality and expense risks assessed against each subaccount.  This charge currently is equivalent to an annual charge of 0.90% of the average net assets of the subaccounts during the first 15 Policy years.  We may reduce this charge to 0.30% (annually) in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.90% level after the 15th Policy year.

(2)
estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.43 % of the portfolios’ gross average daily net assets.  The 1.43 % gross average portfolio expense level assumes an equal allocation of amounts among the 68 subaccounts available to new investors.  We used annualized actual audited expenses incurred during 2009 for the portfolios to calculate the gross average annual expense level;

the premium expense charge (6.0% of all premiums paid during the first ten Policy years and 2.5% of all premiums paid thereafter; higher charges apply to residents of Puerto Rico);
(3)	) and cash value charges using the current monthly Policy charge and Per Unit Cost; and
(4)	the surrender charge per $1,000 of the initial specified amount applied to surrenders during the first 15 Policy years.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return.  Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges.  If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%.  Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return.  The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insureds’ ages, genders, risk classifications and desired Policy features.  Contact your registered representative or our administrative office.  (See prospectus back cover – “Inquiries.”)

WRL FREEDOM WEALTH PROTECTOR
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
Male Issue Age 55 Select Non-Tobacco Class; Female Issue Age 50 Select Non-Tobacco Class
Specified Amount                                  $1,000,000 Option Type A
Annual Premium                                  $10,960

Using Current Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)
1	1,000,000	1,000,000	1,000,000	8,985	9,568	9,957
2	1,000,000	1,000,000	1,000,000	17,734	19,459	20,649
3	1,000,000	1,000,000	1,000,000	26,244	29,678	32,125
4	1,000,000	1,000,000	1,000,000	34,514	40,228	44,436
5	1,000,000	1,000,000	1,000,000	42,537	51,110	57,637
6	1,000,000	1,000,000	1,000,000	50,307	62,325	71,783
7	1,000,000	1,000,000	1,000,000	57,811	73,866	86,929
8	1,000,000	1,000,000	1,000,000	65,035	85,726	103,133
9	1,000,000	1,000,000	1,000,000	71,961	97,892	120,453
10	1,000,000	1,000,000	1,000,000	78,570	110,353	138,955
15 (Younger's Age 65)	1,000,000	1,000,000	1,000,000	112,403	183,943	260,076
20 (Younger's Age 70)	1,000,000	1,000,000	1,000,000	136,415	269,909	438,969
25 (Younger's Age 75)	1,000,000	1,000,000	1,000,000	136,183	357,468	696,264
30 (Younger's Age 80)	1,000,000	1,000,000	1,141,005	87,058	432,586	1,086,671
35 (Younger's Age 85)	*	1,000,000	1,750,477	*	470,741	1,667,121
40 (Younger's Age 90)	*	1,000,000	2,627,411	*	424,438	2,502,296
45 (Younger's Age 95)	*	1,000,000	3,769,457	*	177,393	3,732,135
50 (Younger's Age 100)	*	*	5,620,124	*	*	5,620,124

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)	End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)
1	-	-	-	10	72,670	104,453	133,055
2	6,524	8,249	9,439	15 (Younger's Age 65)	112,403	183,943	260,076
3	15,270	18,704	21,151	20 (Younger's Age 70)	136,415	269,909	438,969
4	23,776	29,490	33,698	25 (Younger's Age 75)	136,183	357,468	696,264
5	32,035	40,608	47,135	30 (Younger's Age 80)	87,058	432,586	1,086,671
6	40,277	52,295	61,753	35 (Younger's Age 85)	*	470,741	1,667,121
7	48,371	64,426	77,489	40 (Younger's Age 90)	*	424,438	2,502,296
8	56,775	77,466	94,873	45 (Younger's Age 95)	*	177,393	3,732,135
9	64,881	90,812	113,373	50 (Younger's Age 100)	*	*	5,620,124
* In the absence of an additional payment, the Policy would lapse.

WRL FREEDOM WEALTH PROTECTOR
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
Male Issue Age 55 Select Non-Tobacco Class; Female Issue Age 50 Select Non-Tobacco Class
Specified Amount                                  $1,000,000 Option Type A
Annual Premium                                  $10,960
Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)
1	1,000,000	1,000,000	1,000,000	8,985	9,568	9,957
2	1,000,000	1,000,000	1,000,000	17,696	19,420	20,609
3	1,000,000	1,000,000	1,000,000	26,157	29,586	32,029
4	1,000,000	1,000,000	1,000,000	34,362	40,063	44,263
5	1,000,000	1,000,000	1,000,000	42,302	50,851	57,361
6	1,000,000	1,000,000	1,000,000	49,967	61,943	71,371
7	1,000,000	1,000,000	1,000,000	57,337	73,326	86,339
8	1,000,000	1,000,000	1,000,000	64,391	84,982	102,312
9	1,000,000	1,000,000	1,000,000	71,102	96,888	119,336
10	1,000,000	1,000,000	1,000,000	77,444	109,024	137,465
15 (Younger's Age 65)	1,000,000	1,000,000	1,000,000	104,245	174,241	249,165
20 (Younger's Age 70)	1,000,000	1,000,000	1,000,000	114,216	238,862	399,196
25 (Younger's Age 75)	1,000,000	1,000,000	1,000,000	96,024	293,960	606,096
30 (Younger's Age 80)	1,000,000	1,000,000	1,000,000	7,642	304,361	901,827
35 (Younger's Age 85)	*	1,000,000	1,418,827	*	198,010	1,351,264
40 (Younger's Age 90)	*	*	2,070,882	*	*	1,972,268
45 (Younger's Age 95)	*	*	2,887,522	*	*	2,858,933
50 (Younger's Age 100)	*	*	4,203,106	*	*	4,203,106

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)	End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)
1	-	-	-	10	71,544	103,124	131,565
2	6,486	8,210	9,399	15 (Younger's Age 65)	104,245	174,241	249,165
3	15,183	18,612	21,055	20 (Younger's Age 70)	114,216	238,862	399,196
4	23,624	29,325	33,525	25 (Younger's Age 75)	96,024	293,960	606,096
5	31,800	40,349	46,859	30 (Younger's Age 80)	7,642	304,361	901,827
6	39,937	51,913	61,341	35 (Younger's Age 85)	*	198,010	1,351,264
7	47,897	63,886	76,899	40 (Younger's Age 90)	*	*	1,972,268
8	56,131	76,722	94,052	45 (Younger's Age 95)	*	*	2,858,933
9	64,022	89,808	112,256	50 (Younger's Age 100)	*	*	4,203,106
* In the absence of an additional payment, the Policy would lapse.

FOR POLICIES ISSUED BEFORE
JANUARY 1, 2009
(Based On the 1980 C.S.O. Tables)

Appendix A – Illustrations (for Policies Issued Before January 1, 2009)

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time.  In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%.  The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans.  The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page 87 on a Policy for insureds who are a 55 year old male and a 50 year old female, both in the Select Non-Tobacco rate class (the “representative insureds”), annual premium paid on the first day of each Policy year of $12,020, a $1,000,000 initial specified amount and death benefit Option A.  The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates.

The illustration for the representative insureds on page 88 is based on the same factors as those on page   87 , except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 1980 Standard Ordinary Mortality Table).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy.  The current illustration reflects the current charges for a Policy and the guaranteed illustration reflects guaranteed charges for a Policy.  These charges are:

(1)
the daily charge for assuming mortality and expense risks assessed against each subaccount.  This charge is equivalent to an annual charge of 0.90% of the average net assets of the subaccounts.  For Policies issued after July 1, 2001, we may reduce this charge to 0.30% (annually) in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.90% level after the 15th Policy year.

(2)
estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.43 % of the portfolios’ gross average daily net assets.  The 1.43 % gross average portfolio expense level assumes an equal allocation of amounts among the 68 subaccounts available to new investors.  We used annualized actual audited expenses incurred during 2009 for the portfolios to calculate the gross average annual expense level;

(3)	the premium expense charge (6.0% of all premiums paid during the first ten Policy years and 2.5% of all premiums paid thereafter) and cash value charges using the current monthly Policy charge; and
(4)	the surrender charge applied to surrenders during the first 15 Policy years.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return.  Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges.  If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%.  Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return.  The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features.  Contact your registered representative or our administrative office.  (See prospectus back cover – Inquiries.)

WRL FREEDOM WEALTH PROTECTOR
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
Male Issue Age 55 Select Non-Tobacco Class; Female Issue Age 50 Select Non-Tobacco Class
Specified Amount                                  $1,000,000 Option Type A
Annual Premium                                  $10,960
Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)
1	1,000,000	1,000,000	1,000,000	9,497	10,097	10,497
2	1,000,000	1,000,000	1,000,000	18,700	20,489	21,721
3	1,000,000	1,000,000	1,000,000	27,598	31,169	33,712
4	1,000,000	1,000,000	1,000,000	36,178	42,128	46,508
5	1,000,000	1,000,000	1,000,000	44,424	53,353	60,149
6	1,000,000	1,000,000	1,000,000	52,317	64,827	74,671
7	1,000,000	1,000,000	1,000,000	59,855	76,551	90,137
8	1,000,000	1,000,000	1,000,000	67,017	88,506	106,594
9	1,000,000	1,000,000	1,000,000	73,782	100,674	124,093
10	1,000,000	1,000,000	1,000,000	80,122	113,029	142,685
15 (Younger's Age 65)	1,000,000	1,000,000	1,000,000	109,405	182,140	260,089
20 (Younger's Age 70)	1,000,000	1,000,000	1,000,000	136,343	270,136	441,090
25 (Younger's Age 75)	1,000,000	1,000,000	1,000,000	152,400	372,501	709,812
30 (Younger's Age 80)	1,000,000	1,000,000	1,171,535	144,974	484,937	1,115,747
35 (Younger's Age 85)	1,000,000	1,000,000	1,805,850	99,148	608,714	1,719,857
40 (Younger's Age 90)	*	1,000,000	2,736,256	*	751,632	2,605,958
45 (Younger's Age 95)	*	1,000,000	3,957,763	*	942,059	3,918,577
50 (Younger's Age 100)	*	1,219,170	5,897,879	*	1,219,170	5,897,879

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)	End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)
1	1,593	2,193	2,592	10	66,916	99,824	129,480
2	9,177	10,966	12,199	15 (Younger's Age 65)	109,405	182,140	260,089
3	17,615	21,186	23,729	20 (Younger's Age 70)	136,343	270,136	441,090
4	25,734	31,685	36,065	25 (Younger's Age 75)	152,400	372,501	709,812
5	33,520	42,449	49,245	30 (Younger's Age 80)	144,974	484,937	1,115,747
6	40,953	53,463	63,308	35 (Younger's Age 85)	99,148	608,714	1,719,857
7	48,031	64,726	78,313	40 (Younger's Age 90)	*	751,632	2,605,958
8	54,733	76,222	94,310	45 (Younger's Age 95)	*	942,059	3,918,577
9	61,037	87,929	111,348	50 (Younger's Age 100)	*	1,219,170	5,897,879
* In the absence of an additional payment, the Policy would lapse.

WRL FREEDOM WEALTH PROTECTOR
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
Male Issue Age 55 Select Non-Tobacco Class; Female Issue Age 50 Select Non-Tobacco Class
Specified Amount                                  $1,000,000 Option Type A
Annual Premium                                  $10,960
Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)
1	1,000,000	1,000,000	1,000,000	9,497	10,097	10,497
2	1,000,000	1,000,000	1,000,000	18,635	20,421	21,653
3	1,000,000	1,000,000	1,000,000	27,469	31,032	33,570
4	1,000,000	1,000,000	1,000,000	35,987	41,918	46,286
5	1,000,000	1,000,000	1,000,000	44,172	53,068	59,840
6	1,000,000	1,000,000	1,000,000	52,006	64,464	74,270
7	1,000,000	1,000,000	1,000,000	59,465	76,086	89,615
8	1,000,000	1,000,000	1,000,000	66,522	87,908	105,914
9	1,000,000	1,000,000	1,000,000	73,149	99,901	123,206
10	1,000,000	1,000,000	1,000,000	79,307	112,029	141,531
15 (Younger's Age 65)	1,000,000	1,000,000	1,000,000	103,643	175,664	253,101
20 (Younger's Age 70)	1,000,000	1,000,000	1,000,000	103,406	230,969	397,124
25 (Younger's Age 75)	1,000,000	1,000,000	1,000,000	50,670	251,082	578,764
30 (Younger's Age 80)	*	1,000,000	1,000,000	*	170,534	825,179
35 (Younger's Age 85)	*	*	1,285,288	*	*	1,224,084
40 (Younger's Age 90)	*	*	1,863,303	*	*	1,774,574
45 (Younger's Age 95)	*	*	2,581,784	*	*	2,556,221
50 (Younger's Age 100)	*	*	3,765,187	*	*	3,765,187

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)	End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)
1	1,593	2,193	2,592	10	66,101	98,824	128,326
2	9,112	10,899	12,130	15 (Younger's Age 65)	103,643	175,664	253,101
3	17,486	21,049	23,587	20 (Younger's Age 70)	103,406	230,969	397,124
4	25,543	31,475	35,843	25 (Younger's Age 75)	50,670	251,082	578,764
5	33,269	42,165	48,937	30 (Younger's Age 80)	*	170,534	825,179
6	40,642	53,100	62,906	35 (Younger's Age 85)	*	*	1,224,084
7	47,641	64,262	77,791	40 (Younger's Age 90)	*	*	1,774,574
8	54,238	75,623	93,629	45 (Younger's Age 95)	*	*	2,556,221
9	60,404	87,156	110,462	50 (Younger's Age 100)	*	*	3,765,187
* In the absence of an additional payment, the Policy would lapse.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value.  These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request.  The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus.  The SAI has been filed with the SEC and is incorporated herein by reference.  The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

Western Reserve Life
570 Carillon Parkway
St. Petersburg, Florida 33716
1-800-851-9777
Facsimile:  1-727-299-1620 (1-727-299-1648 for subaccount transfers )
(Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time)
www.westernreserve.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090.  You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, N.E.,   Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") (formerly NASD) describing its Public Disclosure Program.

SEC File No. 33-69238/811-4420

WRL00053-5/2010

PART B

INFORMATION REQUIRED IN A
                     STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

May 1, 20 10
WRL FREEDOM WEALTH PROTECTORâ
issued through
WRL Series Life Account
by
Western Reserve Life Assurance Co. of Ohio

Administrative Office:
570 Carillon Parkway
St. Petersburg, Florida 33716
1-800-851-9777
(727) 299-1800
Facsimile:  1-727-299-1648 ( subaccount transfers only)
   1-727-299-1620 (all other fax requests)
Send payments by check and all correspondence,
and notices to the Mailing Address:
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa  52499

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the WRL Freedom Wealth Protectorâ joint survivorship flexible premium variable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio.  You may obtain a copy of the prospectus dated May 1, 20 10 , by calling our administrative office at 1-800-851-9777 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the mailing address at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.  The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and theTransamerica Series Trust – Initial Class, the Fidelity Variable Insurance Products Funds- Service
Class 2 Shares, the ProFunds, the Access One Trust, the AllianceBernstein Variable Products Series Fund, and the Franklin Templeton Variable Insurance Products Trust.

WRL00187-05/2010

i

Table of Contents

The Policy – General Provisions	1
Ownership Rights	1
Our Right to Contest the Policy	2
Suicide Exclusion	2
Misstatement of Age or Gender	2
Modifying the Policy	2
Mixed and Shared Funding	2
Addition, Deletion, or Substitution of Portfolios	3
Additional Information	3
Additional Information about Western Reserve and the Separate Account	3
Legal Matters	4
Variations in Policy Provisions	4
Personalized Illustrations of Policy Benefits	4
Sale of the Policies	4
Reports to Owners	4
Records	5
Independent Registered Public Accounting Firm	5
Experts	5
Underwriters	5
Underwriting Standards	5
IMSA	5
Performance Data	6
Other Performance Data in Advertising Sales Literature	6
Western Reserve's Published Ratings	6
Financial Statements	6

ii

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. If two owners are named, the Policy will be owned jointly, and each owner’s consent will be required to exercise ownership rights.  If the owner dies before the surviving insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner	·	Change the owner by providing written notice, in good order, to us at our mailing address at any time while the surviving insured is alive and the Policy is in force.
	·	Change is effective as of the date that the written notice is accepted by us in good order, at our mailing address.
	·	Changing the owner does not automatically change the beneficiary.
	·	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
	·	We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary	·	The owner designates the beneficiary (the person to receive the death benefit when the surviving insured dies) in the application.
	·	If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
	·	If the beneficiary dies before the surviving insured, then any contingent beneficiary becomes the surviving beneficiary.
	·	If both the beneficiary and contingent beneficiary die before the surviving insured, then the death benefit will be paid to the owner or the owner's estate upon the surviving insured's death.

Changing the Beneficiary	·	The owner changes the beneficiary by providing written notice to us, in good order, at our mailing address.
	·	Change is effective as of the date the owner signs the written notice.
	·	We are not liable for any payments we made before we received the written notice at our mailing address.

Assigning the Policy	·	The owner may assign Policy rights while either or both joint insureds are alive.
	·	The owner retains any ownership rights that are not assigned.
	·	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
	·	Claims under any assignment are subject to proof of interest and the extent of the assignment.
	·	We are not:
> bound by any assignment unless we receive a written notice of the assignment at our mailing address;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our mailing address; or
> bound by any assignment which results in adverse tax consequences to the owner, joint insureds or beneficiary(ies).
	·	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

1

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the joint insureds in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy for two years from the Policy date. For any portion of the specified amount that is issued as a result of a conversion, the contestability period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force, while both joint insureds are still alive, for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.  At the end of the second Policy year, we will send you a notice asking you whether either joint insured has died.  We can still contest the Policy’s validity even if you do not notify us that a joint insured has died and even if the Policy is still in force.

Suicide Exclusion

If either joint insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid within such two year period, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum. For any portion of the specified amount that is issued as a result of a conversion, the suicide period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

Misstatement of Age or Gender

If the age or gender of either joint insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the joint insured's correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in th e Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

    Shares of the portfolios are sold to other separate accounts that we (or our affiliates) establish to support other variable annuity contracts and variable life insurance policies we (or our affiliates) issue.  Shares of some portfolios are also sold to separate accounts of unaffiliated life insurance companies.  It is possible in the future that you may be disadvantaged when the separate account invests in a portfolio that also (1) invests in separate accounts of unaffiliated life insurance companies, and (2) invests in separate accounts (including those of our affiliates) funding variable annuity contracts.

Neither we nor the funds currently foresee that you would be disadvantaged in this manner.  Each fund’s board of directors/trustees monitors its fund to identify any material conflicts that may arise between the interests of owners of variable annuity contracts and those of owners of variable life insurance policies, as well as between the interests of owners of contracts issued by different unaffiliated life insurance companies (“material conflicts”).  Such boards of directors/trustees are obligated to determine what action, if any, must be taken to resolve any material conflicts that arise.  Such action could include requiring the separate account, or separate accounts of affiliated or unaffiliated insurance companies, to withdraw their investments in a portfolio and such withdrawals could have adverse consequences to owners.  In addition, we have entered into an agreement with each fund on behalf of the separate account governing the separate account’s investment in that fund’s portfolios (the “participation agreement”).  The participation agreement contains provisions designed to protect owners in the event of material conflicts.

Material conflicts affecting owners could result in a number of situations including: (1) differences in state insurance law applicable to different life insurance companies whose separate accounts are invested in a portfolio; (2) changes in tax law or regulations that result in changes to a portfolio that has disparate effect on different life insurance companies whose separate accounts are invested in the portfolio, or on different types of variable contracts invested in the portfolio; (3) actions or omissions by a fund that operate to the advantage of one group of variable contract owners at the expense of another group or groups; (4) changes to a portfolio approved at a shareholders’ meeting as a result of voting by one group of variable contract owners to the disadvantage of another group or groups;  and (5) disparate provisions in the participation agreements of different unaffiliated insurance companies or the pursuit of remedies under such an agreement by one insurance company to the detriment of one or more other insurance companies.

2

    Notwithstanding our reasonable efforts and those of the funds, there is the risk that actions or omissions of the fund in response to material conflicts may disadvantage our policyowners.  If we believe that a fund’s response to any of these events or conflicts is insufficient to protect our policyowners, we will undertake appropriate actions on our own, which may include withdrawing the separate account’s investments in the fund.

If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy.  We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio.  New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.  We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account.  We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.  We may also decide to purchase securities from other portfolios for the separate account.  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives.  We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant.  We will make any new subaccounts available to existing owners on a basis we determine.  We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change.  If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Additional Information

Additional Information about Western Reserve and the Separate Account

Western Reserve is a stock life insurance company is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services.   All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, a public company under Dutch law.  Western Reserve's administrative office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716 and the mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

Western Reserve was initially incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Western Reserve established the separate account as a separate investment account under Ohio law in 1985. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

3

Legal Matters

Arthur D. Woods, Vice President and Senior Counsel of Western Reserve , has provided legal advice on certain matters in connection with issuance of the Policy.

Variations in Policy Provisions

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws.  These variations may include differences in charges, or Policy features may be unavailable or known by a different name.  Please refer to your Policy; any variations will be included in your Policy or in rider or endorsements attached to your Policy.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value.  You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

TCI serves as principal underwriter for the Policies. TCI’s home office is located at 4600 S. Syracuse Street, Suite 1100, Denver, Colorado 80237.  TCI is an affiliate of Western Reserve and, like Western Reserve, is an indirect, wholly owned subsidiary of AEGON USA.  TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority (“FINRA”).  TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TCI.  Sales representatives are appointed as our insurance agents.

During fiscal year 2007, before TCI replaced our affiliate, AFSG Securities Corporation (“AFSG”), as principal underwriter for the Policies, the amount paid to AFSG in connection with all Policies sold through the separate account was $21,215,096.  The amount paid to TCI for the period May 1, 2007 through December 31, 2007, in connection with all Policies sold through the separate account, was $44,112,185.  During fiscal years 2009 and 2008, the amounts paid to TCI, in connection with all Policies sold through the separate account, was $22,399,793 and $47,040,038, respectively.   AFSG and TCI each passed through commissions it received to selling firms for their sales and did not retain any portion of any commissions they received.  Our parent company provides paid-in capital to TCI (and provided paid-in capital to AFSG) and pays for TCI's (and paid for AFSG’s) operating and other expenses, including overpaid-in rhead, legal and accounting fees.

We and/or TCI or TFA may pay certain selling firms additional cash amounts for:  (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them.  These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current cash value	>	any activity since the last report
>	the current net surrender value	>	projected values
>	the current death benefit	>	investment experience of each subaccount
>	outstanding loans	>	any other information required by law

4

    You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm

The financial statements of the separate account at December 31, 200 9 , and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Western Reserve at December 31, 200 9 and 200 8 , and for each of the three years in the period ended December 31, 200 9 , appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in the firm’s respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Experts

Actuarial matters included in this SAI have been examined by Lorne Schinbein, Senior Vice President and Managing Actuary of Western Reserve, located at 570 Carillon Parkway, St. Petersburg, Florida  33716, as stated in the consent filed as an exhibit to the registration statement.

Underwriters

Underwriting Standards

The Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age.  Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents.  Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

Your cost of insurance charge will vary by each joint insured's gender, issue age on the Policy date, specified amount band, length of time from the Policy date, underwriting class and such other factors that we may consider in determining cost of insurance rates. .  We currently place each joint insured into one the following underwriting classes:

·	ultimate select (preferred) non-tobacco use;
·	select (non-preferred) non-tobacco use;
·	ultimate standard (preferred) tobacco use;
·	standard (non-preferred) tobacco use.

We then place the joint insureds into one of the following non-sub-standard underwriting classes:

·	combination of two non-tobacco users;
·	combination of two tobacco users; and
·	combination of a tobacco user and a non-tobacco user.

We also place joint insureds in various sub-standard underwriting classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco.

IMSA

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 240-497-2900.

5

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount's performance to the performance of:
·	other variable life issuers in general;
·
variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

>
Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

·	the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
	>	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
·	other types of investments, such as:
	>	certificates of deposit;
	>	savings accounts and U.S. Treasuries;
	>	certain interest rate and inflation indices (e.g., the Consumer Price Index); or
>
indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

Western Reserve's Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

Financial Statements

Western Reserve's statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the separate account's financial statements and you should consider these statutory-basis financial statements and schedules only as bearing upon Western Reserve's ability to meet its obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Western Reserve's statutory-basis financial statements and schedules at December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

The separate account’s financial statements dated December 31 , 2009, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages.

6

Report of Independent Registered Public Accounting Firm

   The Board of Directors and Contract Owners
    of the WRL Series Life Account
Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the WRL Series Life Account (the Separate Account) (comprised of the Transamerica JPMorgan Core Bond VP, Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP, Transamerica MFS International Equity VP, Transamerica Clarion Global Real Estate Securities VP, Transamerica Federated Market Opportunity VP, Transamerica Science & Technology VP, Transamerica International Moderate Growth VP, Transamerica JPMorgan Mid Cap Value VP, Transamerica JPMorgan Enhanced Index VP, Transamerica Marsico Growth VP, Transamerica BlackRock Large Cap Value VP, Transamerica AEGON High Yield Bond VP, Transamerica Munder Net50 VP, Transamerica PIMCO Total Return VP, Transamerica Focus VP, Transamerica T. Rowe Price Equity Income VP, Transamerica T. Rowe Price Small Cap VP, Transamerica Templeton Global VP, Transamerica Third Avenue Value VP, Transamerica Balanced VP, Transamerica Convertible Securities VP, Transamerica Equity VP, Transamerica Growth Opportunities VP, Transamerica Money Market VP, Transamerica Small/MidCap Value VP, Transamerica U.S. Government Securities VP, Transamerica Value Balanced VP, Transamerica Van Kampen Mid-Cap Growth VP, Transamerica Index 50 VP, Transamerica Index 75 VP, Transamerica Efficient Markets VP, Transamerica Hanlon Balanced VP, Transamerica Hanlon Growth & Income VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Managed Income VP, Transamerica Van Kampen Large Cap Core VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Fidelity VIP Contrafund®, Fidelity VIP Equity-Income, Fidelity VIP Growth Opportunities, Fidelity VIP Index 500, ProFund VP Bull, ProFund VP Money Market, ProFund VP NASDAQ-100, ProFund VP Short Small-Cap, ProFund VP Small-Cap, Access VP High Yield, ProFund VP Europe 30, ProFund VP Oil & Gas, ProFund VP Ultra Small-Cap, ProFund VP Utilities, ProFund VP Consumer Services, ProFund VP Pharmaceuticals, ProFund VP Small-Cap Value, ProFund VP Falling U.S. Dollar, ProFund VP Emerging Markets, ProFund VP International, ProFund VP Asia 30, ProFund VP Japan, ProFund VP Short NASDAQ-100, ProFund VP U.S. Government Plus, ProFund VP Basic Materials, ProFund VP Financials, ProFund VP Precious Metals, ProFund VP Telecommunications, ProFund VP Mid-Cap, ProFund VP Short Emerging Markets, ProFund VP Short International, Franklin Templeton VIP Founding Funds Allocation, and AllianceBernstein Balanced Wealth Strategy Portfolio subaccounts) as of December 31, 2009, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the WRL Series Life Account at December 31, 2009, and the results of their operations and changes in net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP
Des Moines, Iowa
April 14, 2010

1003-1141540-65

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2009

	Transamerica JPMorgan Core Bond VP	Transamerica Asset Allocation - Conservative VP	Transamerica Asset Allocation - Growth VP	Transamerica Asset Allocation - Moderate Growth VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	4,423,221.005	4,205,219.683	32,033,373.256	29,295,495.542
Cost	$ 52,947,759	$ 41,139,892	$ 337,218,279	$ 332,276,012
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 54,892,173	$ 41,211,153	$ 245,375,639	$ 281,529,712
Receivable for units sold	4	-	-	2,747
Total assets	54,892,177	41,211,153	245,375,639	281,532,459
Liabilities
Payable for units redeemed	-	-	343	-
	$ 54,892,177	$ 41,211,153	$ 245,375,296	$ 281,532,459
Net Assets:
Deferred annuity contracts
terminable by owners	$ 54,892,177	$ 41,211,153	$ 245,375,296	$ 281,532,459
Total net assets	$ 54,892,177	$ 41,211,153	$ 245,375,296	$ 281,532,459
Accumulation units outstanding:
M&E - 0.90%	1,364,476	2,667,050	14,084,270	15,509,787
M&E - 0.75%	220,866	319,269	5,400,065	5,541,706
M&E - 0.00%	879	8,856	97,777	87,004
M&E - 1.50%	4,696	1,965	39,804	24,218
Accumulation unit value:
M&E - 0.90%	$ 38.034341	$ 13.832276	$ 12.482158	$ 13.348703
M&E - 0.75%	$ 13.275986	$ 13.170326	$ 12.659323	$ 13.250807
M&E - 0.00%	$ 12.459006	$ 10.723200	$ 8.812916	$ 9.619662
M&E - 1.50%	$ 11.090057	$ 10.147182	$ 8.801460	$ 9.410211

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2009

	Transamerica Asset Allocation - Moderate VP	Transamerica MFS International Equity VP	Transamerica Clarion Global Real Estate Securities VP	Transamerica Federated Market Opportunity VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	8,803,837.695	6,950,685.572	4,062,872.244	5,703,934.284
Cost	$ 95,188,570	$ 57,256,365	$ 67,203,768	$ 83,362,659
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 86,013,494	$ 44,762,415	$ 42,497,644	$ 69,302,802
Receivable for units sold	793	-	-	-
Total assets	86,014,287	44,762,415	42,497,644	69,302,802
Liabilities
Payable for units redeemed	-	124	351	2,766
	$ 86,014,287	$ 44,762,291	$ 42,497,293	$ 69,300,036
Net Assets:
Deferred annuity contracts
terminable by owners	$ 86,014,287	$ 44,762,291	$ 42,497,293	$ 69,300,036
Total net assets	$ 86,014,287	$ 44,762,291	$ 42,497,293	$ 69,300,036
Accumulation units outstanding:
M&E - 0.90%	4,939,422	3,450,704	1,706,935	2,016,671
M&E - 0.75%	1,293,028	23,369	200,885	433,092
M&E - 0.00%	14,740	2,306	4,675	2,688
M&E - 1.50%	10,097	1,188	6,001	3,104
Accumulation unit value:
M&E - 0.90%	$ 13.842766	$ 12.905059	$ 22.957249	$ 31.759397
M&E - 0.75%	$ 13.445855	$ 8.546767	$ 16.040059	$ 11.997881
M&E - 0.00%	$ 10.406848	$ 8.654098	$ 7.743458	$ 10.037281
M&E - 1.50%	$ 9.879575	$ 9.320197	$ 8.726648	$ 9.218956

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2009

	Transamerica Science & Technology VP	Transamerica International Moderate Growth VP	Transamerica JPMorgan Mid Cap Value VP	Transamerica JPMorgan Enhanced Index VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	3,868,728.354	1,163,002.327	719,017.644	157,448.071
Cost	$ 17,278,971	$ 10,902,068	$ 9,601,285	$ 1,937,818
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 15,784,412	$ 9,885,520	$ 8,024,237	$ 1,631,162
Receivable for units sold	24	8	-	3
Total assets	15,784,436	9,885,528	8,024,237	1,631,165
Liabilities
Payable for units redeemed	-	-	1,282	-
	$ 15,784,436	$ 9,885,528	$ 8,022,955	$ 1,631,165
Net Assets:
Deferred annuity contracts
terminable by owners	$ 15,784,436	$ 9,885,528	$ 8,022,955	$ 1,631,165
Total net assets	$ 15,784,436	$ 9,885,528	$ 8,022,955	$ 1,631,165
Accumulation units outstanding:
M&E - 0.90%	3,364,437	657,970	541,414	126,350
M&E - 0.75%	89,220	405,605	2,438	20,508
M&E - 0.00%	3,148	12,029	-	26
M&E - 1.50%	219	9,642	-	-
Accumulation unit value:
M&E - 0.90%	$ 4.365729	$ 9.087164	$ 14.762751	$ 11.046213
M&E - 0.75%	$ 11.870720	$ 9.136929	$ 12.387407	$ 11.471079
M&E - 0.00%	$ 11.097308	$ 9.458046	$ -	$ 8.782845
M&E - 1.50%	$ 9.937488	$ 8.991317	$ -	$ 9.238821

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2009

	Transamerica Marsico Growth VP	Transamerica BlackRock Large Cap Value VP	Transamerica AEGON High Yield Bond VP	Transamerica Munder Net50 VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	1,306,917.781	3,366,477.016	1,511,110.952	1,763,485.466
Cost	$ 13,179,362	$ 52,522,231	$ 10,750,344	$ 14,941,535
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 12,115,128	$ 41,946,304	$ 12,028,443	$ 15,236,514
Receivable for units sold	149	-	-	-
Total assets	12,115,277	41,946,304	12,028,443	15,236,514
Liabilities
Payable for units redeemed	-	2,915	3	1,813
	$ 12,115,277	$ 41,943,389	$ 12,028,440	$ 15,234,701
Net Assets:
Deferred annuity contracts
terminable by owners	$ 12,115,277	$ 41,943,389	$ 12,028,440	$ 15,234,701
Total net assets	$ 12,115,277	$ 41,943,389	$ 12,028,440	$ 15,234,701
Accumulation units outstanding:
M&E - 0.90%	1,283,395	1,960,910	705,139	1,251,281
M&E - 0.75%	70,039	125,497	135,577	118,802
M&E - 0.00%	1,548	8,119	2,304	680
M&E - 1.50%	49	1,748	417	1,275
Accumulation unit value:
M&E - 0.90%	$ 8.819399	$ 20.503800	$ 14.370515	$ 10.847910
M&E - 0.75%	$ 11.159323	$ 13.198536	$ 13.748976	$ 13.790990
M&E - 0.00%	$ 9.356875	$ 8.160382	$ 11.546404	$ 12.075630
M&E - 1.50%	$ 8.608746	$ 8.390216	$ 10.997346	$ 11.229633

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2009

	Transamerica PIMCO Total Return VP	Transamerica Focus VP	Transamerica T. Rowe Price Equity Income VP	Transamerica T. Rowe Price Small Cap VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	2,574,796.244	2,898,469.373	1,864,048.790	2,624,560.471
Cost	$ 28,962,469	$ 35,371,625	$ 27,549,003	$ 21,705,803
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 28,966,458	$ 26,897,796	$ 18,640,488	$ 18,450,660
Receivable for units sold	-	-	272	156
Total assets	28,966,458	26,897,796	18,640,760	18,450,816
Liabilities
Payable for units redeemed	1,677	752	-	-
	$ 28,964,781	$ 26,897,044	$ 18,640,760	$ 18,450,816
Net Assets:
Deferred annuity contracts
terminable by owners	$ 28,964,781	$ 26,897,044	$ 18,640,760	$ 18,450,816
Total net assets	$ 28,964,781	$ 26,897,044	$ 18,640,760	$ 18,450,816
Accumulation units outstanding:
M&E - 0.90%	1,817,746	1,981,951	1,623,661	1,430,858
M&E - 0.75%	226,974	41,362	99,849	149,617
M&E - 0.00%	5,173	4,674	3,443	193
M&E - 1.50%	96	49	83	14
Accumulation unit value:
M&E - 0.90%	$ 14.241915	$ 13.315538	$ 10.717313	$ 11.628031
M&E - 0.75%	$ 13.268746	$ 11.255695	$ 12.108244	$ 12.102337
M&E - 0.00%	$ 12.345089	$ 8.622031	$ 8.628926	$ 9.853529
M&E - 1.50%	$ 11.117060	$ 9.063610	$ 9.221291	$ 9.318477

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2009

	Transamerica Templeton Global VP	Transamerica Third Avenue Value VP	Transamerica Balanced VP	Transamerica Convertible Securities VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	10,246,047.769	6,995,004.548	466,946.014	406,094.960
Cost	$ 238,541,610	$ 111,035,195	$ 5,190,345	$ 3,970,676
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 179,203,375	$ 74,986,449	$ 4,795,536	$ 3,191,906
Receivable for units sold	-	-	1,067	89
Total assets	179,203,375	74,986,449	4,796,603	3,191,995
Liabilities
Payable for units redeemed	2,478	17	-	-
	$ 179,200,897	$ 74,986,432	$ 4,796,603	$ 3,191,995
Net Assets:
Deferred annuity contracts
terminable by owners	$ 179,200,897	$ 74,986,432	$ 4,796,603	$ 3,191,995
Total net assets	$ 179,200,897	$ 74,986,432	$ 4,796,603	$ 3,191,995
Accumulation units outstanding:
M&E - 0.90%	7,392,405	3,032,299	346,034	212,762
M&E - 0.75%	187,253	303,136	27,636	20,199
M&E - 0.00%	11,671	14,844	1,334	224
M&E - 1.50%	170	5,411	47	57
Accumulation unit value:
M&E - 0.90%	$ 23.927787	$ 23.285761	$ 12.816476	$ 13.794162
M&E - 0.75%	$ 11.825033	$ 13.872445	$ 12.594989	$ 12.592040
M&E - 0.00%	$ 8.680346	$ 8.353379	$ 9.860213	$ 10.101951
M&E - 1.50%	$ 8.382412	$ 8.834789	$ 9.375975	$ 8.928469

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2009

	Transamerica Equity VP	Transamerica Growth Opportunities VP	Transamerica Money Market VP	Transamerica Small/MidCap Value VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	29,931,235.678	4,218,774.800	66,003,539.280	1,472,409.020
Cost	$ 751,653,258	$ 60,464,239	$ 66,003,539	$ 27,262,445
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 574,081,100	$ 44,550,262	$ 66,003,539	$ 23,764,682
Receivable for units sold	-	-	336	1,536
Total assets	574,081,100	44,550,262	66,003,875	23,766,218
Liabilities
Payable for units redeemed	2,718	3,835	-	-
	$ 574,078,382	$ 44,546,427	$ 66,003,875	$ 23,766,218
Net Assets:
Deferred annuity contracts
terminable by owners	$ 574,078,382	$ 44,546,427	$ 66,003,875	$ 23,766,218
Total net assets	$ 574,078,382	$ 44,546,427	$ 66,003,875	$ 23,766,218
Accumulation units outstanding:
M&E - 0.90%	45,402,569	3,084,520	2,815,745	1,255,981
M&E - 0.75%	491,908	130,371	566,727	265,975
M&E - 0.00%	9,388	1,112	5,574	5,564
M&E - 1.50%	5,783	1,171	7,446	9,237
Accumulation unit value:
M&E - 0.90%	$ 12.512136	$ 13.833595	$ 21.138647	$ 15.501402
M&E - 0.75%	$ 11.933230	$ 14.220585	$ 11.202461	$ 15.631624
M&E - 0.00%	$ 8.261605	$ 10.203733	$ 10.851591	$ 11.008224
M&E - 1.50%	$ 8.238809	$ 9.491206	$ 9.886392	$ 8.430706

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2009

	Transamerica U.S. Government Securities VP	Transamerica Value Balanced VP	Transamerica Van Kampen Mid-Cap Growth VP	Transamerica Index 50 VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	756,088.015	9,659,795.114	11,748,771.734	9,886.550
Cost	$ 9,369,979	$ 120,483,507	$ 278,972,318	$ 91,971
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 9,745,975	$ 98,240,116	$ 256,358,199	$ 95,207
Receivable for units sold	71	-	-	-
Total assets	9,746,046	98,240,116	256,358,199	95,207
Liabilities
Payable for units redeemed	-	30	4,475	-
	$ 9,746,046	$ 98,240,086	$ 256,353,724	$ 95,207
Net Assets:
Deferred annuity contracts
terminable by owners	$ 9,746,046	$ 98,240,086	$ 256,353,724	$ 95,207
Total net assets	$ 9,746,046	$ 98,240,086	$ 256,353,724	$ 95,207
Accumulation units outstanding:
M&E - 0.90%	597,792	4,439,643	6,335,399	9,121
M&E - 0.75%	144,699	43,561	164,604	374
M&E - 0.00%	4,747	1,496	3,244	1
M&E - 1.50%	505	223	2,692	486
Accumulation unit value:
M&E - 0.90%	$ 13.161099	$ 22.004129	$ 40.118524	$ 9.512900
M&E - 0.75%	$ 12.551508	$ 12.246252	$ 12.910036	$ 9.536545
M&E - 0.00%	$ 11.967662	$ 9.441103	$ 11.000287	$ 9.656249
M&E - 1.50%	$ 10.774937	$ 9.144266	$ 9.712027	$ 10.003672

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2009

	Transamerica Index 75 VP	Transamerica Efficient Markets VP	Transamerica Hanlon Balanced VP	Transamerica Hanlon Growth & Income VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	86,190.104	10,587.316	411,347.985	581,086.768
Cost	$ 717,517	$ 126,767	$ 4,324,796	$ 6,106,287
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 776,573	$ 129,906	$ 4,689,367	$ 6,641,822
Receivable for units sold	3	1	-	1
Total assets	776,576	129,907	4,689,367	6,641,823
Liabilities
Payable for units redeemed	-	-	1	-
	$ 776,576	$ 129,907	$ 4,689,366	$ 6,641,823
Net Assets:
Deferred annuity contracts
terminable by owners	$ 776,576	$ 129,907	$ 4,689,366	$ 6,641,823
Total net assets	$ 776,576	$ 129,907	$ 4,689,366	$ 6,641,823
Accumulation units outstanding:
M&E - 0.90%	79,916	6,600	294,303	431,025
M&E - 0.75%	7,228	4,053	115,507	152,462
M&E - 0.00%	28	50	3,504	108
M&E - 1.50%	-	2	369	830
Accumulation unit value:
M&E - 0.90%	$ 8.906588	$ 12.129946	$ 11.331981	$ 11.361813
M&E - 0.75%	$ 8.928737	$ 12.142002	$ 11.343249	$ 11.373101
M&E - 0.00%	$ 9.040875	$ 12.202692	$ 11.400000	$ 11.430000
M&E - 1.50%	$ 9.568762	$ 12.082047	$ 11.287189	$ 11.316899

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2009

	Transamerica Hanlon Growth VP	Transamerica Hanlon Managed Income VP	Transamerica Van Kampen Large Cap Core VP	Transamerica Foxhall Emerging Markets/Pacific Rim VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	895,636.694	1,560,379.748	159,356.068	1,080,067.992
Cost	$ 9,426,199	$ 16,382,426	$ 1,722,119	$ 11,191,365
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 10,317,735	$ 17,304,611	$ 2,090,752	$ 11,837,545
Receivable for units sold	-	-	364	1
Total assets	10,317,735	17,304,611	2,091,116	11,837,546
Liabilities
Payable for units redeemed	1	5	-	-
	$ 10,317,734	$ 17,304,606	$ 2,091,116	$ 11,837,546
Net Assets:
Deferred annuity contracts
terminable by owners	$ 10,317,734	$ 17,304,606	$ 2,091,116	$ 11,837,546
Total net assets	$ 10,317,734	$ 17,304,606	$ 2,091,116	$ 11,837,546
Accumulation units outstanding:
M&E - 0.90%	630,356	1,037,099	149,047	702,987
M&E - 0.75%	266,422	517,217	8,326	378,444
M&E - 0.00%	1	249	610	211
M&E - 1.50%	3,983	14,725	526	3,008
Accumulation unit value:
M&E - 0.90%	$ 11.451270	$ 11.023810	$ 13.191523	$ 10.910951
M&E - 0.75%	$ 11.462667	$ 11.034768	$ 13.204661	$ 10.919074
M&E - 0.00%	$ 11.520000	$ 11.090000	$ 13.270884	$ 10.960000
M&E - 1.50%	$ 11.406013	$ 10.980229	$ 13.139265	$ 10.878607

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2009

	Transamerica Foxhall Global Conservative VP	Transamerica Foxhall Global Growth VP	Transamerica Foxhall Global Hard Asset VP	Fidelity VIP Contrafund®
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	158,799.258	1,086,472.061	649,054.622	817,226.914
Cost	$ 1,597,639	$ 11,314,773	$ 6,537,204	$ 20,714,103
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 1,602,285	$ 11,983,787	$ 6,711,225	$ 16,581,534
Receivable for units sold	-	1	-	96
Total assets	1,602,285	11,983,788	6,711,225	16,581,630
Liabilities
Payable for units redeemed	-	-	2	-
	$ 1,602,285	$ 11,983,788	$ 6,711,223	$ 16,581,630
Net Assets:
Deferred annuity contracts
terminable by owners	$ 1,602,285	$ 11,983,788	$ 6,711,223	$ 16,581,630
Total net assets	$ 1,602,285	$ 11,983,788	$ 6,711,223	$ 16,581,630
Accumulation units outstanding:
M&E - 0.90%	117,757	711,864	395,273	1,385,317
M&E - 0.75%	41,418	377,980	255,002	-
M&E - 0.00%	46	48	83	-
M&E - 1.50%	263	1,186	1,431	-
Accumulation unit value:
M&E - 0.90%	$ 10.044792	$ 10.980637	$ 10.293690	$ 11.969559
M&E - 0.75%	$ 10.052284	$ 10.988813	$ 10.301372	$ -
M&E - 0.00%	$ 10.090000	$ 11.030000	$ 10.340000	$ -
M&E - 1.50%	$ 10.014981	$ 10.948080	$ 10.263164	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2009

	Fidelity VIP Equity-Income	Fidelity VIP Growth Opportunities	Fidelity VIP Index 500	ProFund VP Bull
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	471,019.276	250,531.054	66,289.803	409,657.317
Cost	$ 10,686,445	$ 4,432,695	$ 8,128,168	$ 8,726,162
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 7,804,789	$ 3,607,647	$ 7,869,263	$ 9,581,885
Receivable for units sold	264	-	-	-
Total assets	7,805,053	3,607,647	7,869,263	9,581,885
Liabilities
Payable for units redeemed	-	156	2	278
	$ 7,805,053	$ 3,607,491	$ 7,869,261	$ 9,581,607
Net Assets:
Deferred annuity contracts
terminable by owners	$ 7,805,053	$ 3,607,491	$ 7,869,261	$ 9,581,607
Total net assets	$ 7,805,053	$ 3,607,491	$ 7,869,261	$ 9,581,607
Accumulation units outstanding:
M&E - 0.90%	711,747	541,193	295,848	760,284
M&E - 0.75%	-	-	417,616	308,994
M&E - 0.00%	-	-	4,268	1
M&E - 1.50%	-	-	97	70
Accumulation unit value:
M&E - 0.90%	$ 10.966044	$ 6.665811	$ 10.573688	$ 8.946536
M&E - 0.75%	$ -	$ -	$ 11.262490	$ 8.993943
M&E - 0.00%	$ -	$ -	$ 8.621652	$ 8.273589
M&E - 1.50%	$ -	$ -	$ 8.942771	$ 8.775302

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2009

	ProFund VP Money Market	ProFund VP NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	17,987,187.730	217,008.798	259,813.456	46,647.090
Cost	$ 17,987,188	$ 3,128,265	$ 3,186,188	$ 1,004,205
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 17,987,188	$ 3,532,903	$ 3,096,976	$ 1,044,428
Receivable for units sold	1,593	84	564	3,796
Total assets	17,988,781	3,532,987	3,097,540	1,048,224
Liabilities
Payable for units redeemed	-	-	-	-
	$ 17,988,781	$ 3,532,987	$ 3,097,540	$ 1,048,224
Net Assets:
Deferred annuity contracts
terminable by owners	$ 17,988,781	$ 3,532,987	$ 3,097,540	$ 1,048,224
Total net assets	$ 17,988,781	$ 3,532,987	$ 3,097,540	$ 1,048,224
Accumulation units outstanding:
M&E - 0.90%	1,283,453	259,225	382,695	103,243
M&E - 0.75%	433,242	41,915	28,886	15,478
M&E - 0.00%	9,697	983	52	256
M&E - 1.50%	5,595	7,512	-	1,163
Accumulation unit value:
M&E - 0.90%	$ 10.373441	$ 11.443521	$ 7.522084	$ 8.716853
M&E - 0.75%	$ 10.428195	$ 11.504143	$ 7.561909	$ 8.763047
M&E - 0.00%	$ 10.538397	$ 10.422539	$ 8.611912	$ 8.154173
M&E - 1.50%	$ 9.799579	$ 9.864235	$ 7.323620	$ 9.072011

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2009

	Access VP High Yield	ProFund VP Europe 30	ProFund VP Oil & Gas	ProFund VP UltraSmall-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	296,895.316	20,490.952	110,271.044	263,295.076
Cost	$ 6,791,126	$ 418,460	$ 4,269,892	$ 2,575,057
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 7,829,129	$ 431,539	$ 4,371,144	$ 2,864,650
Receivable for units sold	136	11	723	11,386
Total assets	7,829,265	431,550	4,371,867	2,876,036
Liabilities
Payable for units redeemed	-	-	-	-
	$ 7,829,265	$ 431,550	$ 4,371,867	$ 2,876,036
Net Assets:
Deferred annuity contracts
terminable by owners	$ 7,829,265	$ 431,550	$ 4,371,867	$ 2,876,036
Total net assets	$ 7,829,265	$ 431,550	$ 4,371,867	$ 2,876,036
Accumulation units outstanding:
M&E - 0.90%	609,002	36,760	506,784	299,468
M&E - 0.75%	72,886	17,398	91,449	212,260
M&E - 0.00%	3	546	1,601	613
M&E - 1.50%	307	29	1,361	2,402
Accumulation unit value:
M&E - 0.90%	$ 11.473283	$ 7.876310	$ 7.269914	$ 5.577100
M&E - 0.75%	$ 11.504733	$ 7.897980	$ 7.289903	$ 5.592477
M&E - 0.00%	$ 11.664006	$ 8.007553	$ 7.391053	$ 5.670338
M&E - 1.50%	$ 11.233562	$ 8.130104	$ 6.686476	$ 6.386596

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2009

	ProFund VP Utilities	ProFund VP Consumer Services	ProFund VP Pharmaceuticals	ProFund VP Small-Cap Value
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	66,967.707	6,459.998	26,133.537	77,503.048
Cost	$ 1,727,307	$ 152,867	$ 517,254	$ 1,599,085
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 1,838,264	$ 170,350	$ 599,765	$ 1,734,518
Receivable for units sold	8	1	3	5
Total assets	1,838,272	170,351	599,768	1,734,523
Liabilities
Payable for units redeemed	-	-	-	-
	$ 1,838,272	$ 170,351	$ 599,768	$ 1,734,523
Net Assets:
Deferred annuity contracts
terminable by owners	$ 1,838,272	$ 170,351	$ 599,768	$ 1,734,523
Total net assets	$ 1,838,272	$ 170,351	$ 599,768	$ 1,734,523
Accumulation units outstanding:
M&E - 0.90%	182,972	16,304	49,003	154,467
M&E - 0.75%	40,244	2,270	10,127	46,373
M&E - 0.00%	55	-	730	329
M&E - 1.50%	538	28	138	12
Accumulation unit value:
M&E - 0.90%	$ 8.210398	$ 9.152484	$ 9.988587	$ 8.615969
M&E - 0.75%	$ 8.232926	$ 9.177607	$ 10.016020	$ 8.639646
M&E - 0.00%	$ 8.347041	$ 9.304867	$ 10.154815	$ 8.759568
M&E - 1.50%	$ 7.839951	$ 10.152975	$ 10.590728	$ 9.342148

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2009

	ProFund VP Falling US Dollar	ProFund VP Emerging Markets	ProFund VP International	ProFund VP Asia 30
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	20,184.904	394,999.764	262,540.384	127,875.490
Cost	$ 612,832	$ 9,829,989	$ 5,001,288	$ 6,666,630
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 608,575	$ 11,111,343	$ 5,526,475	$ 6,866,914
Receivable for units sold	250	299	42	81
Total assets	608,825	11,111,642	5,526,517	6,866,995
Liabilities
Payable for units redeemed	-	-	-	-
	$ 608,825	$ 11,111,642	$ 5,526,517	$ 6,866,995
Net Assets:
Deferred annuity contracts
terminable by owners	$ 608,825	$ 11,111,642	$ 5,526,517	$ 6,866,995
Total net assets	$ 608,825	$ 11,111,642	$ 5,526,517	$ 6,866,995
Accumulation units outstanding:
M&E - 0.90%	45,718	1,095,110	525,936	663,275
M&E - 0.75%	19,679	269,706	218,814	143,255
M&E - 0.00%	26	6,430	17	6,166
M&E - 1.50%	-	1,268	588	1,345
Accumulation unit value:
M&E - 0.90%	$ 9.298173	$ 8.089982	$ 7.408207	$ 8.428253
M&E - 0.75%	$ 9.323698	$ 8.112200	$ 7.428568	$ 8.451442
M&E - 0.00%	$ 9.452876	$ 8.224817	$ 7.531649	$ 8.568729
M&E - 1.50%	$ 9.071578	$ 9.015057	$ 7.948192	$ 9.808702

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2009

	ProFund VP Japan	ProFund VP Short NASDAQ-100	ProFund VP U.S. Government Plus	ProFund VP Basic Materials
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	9,236.640	61,103.021	127,973.526	138,426.791
Cost	$ 122,583	$ 810,710	$ 2,898,890	$ 4,972,644
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 125,803	$ 732,625	$ 2,288,167	$ 5,599,364
Receivable for units sold	2	91	-	1,135
Total assets	125,805	732,716	2,288,167	5,600,499
Liabilities
Payable for units redeemed	-	-	168	-
	$ 125,805	$ 732,716	$ 2,287,999	$ 5,600,499
Net Assets:
Deferred annuity contracts
terminable by owners	$ 125,805	$ 732,716	$ 2,287,999	$ 5,600,499
Total net assets	$ 125,805	$ 732,716	$ 2,287,999	$ 5,600,499
Accumulation units outstanding:
M&E - 0.90%	14,321	90,043	207,252	585,714
M&E - 0.75%	3,237	7,680	20,943	154,764
M&E - 0.00%	-	-	10	989
M&E - 1.50%	145	535	145	345
Accumulation unit value:
M&E - 0.90%	$ 7.101546	$ 7.454600	$ 10.017274	$ 7.545224
M&E - 0.75%	$ 7.121053	$ 7.475049	$ 10.044732	$ 7.565988
M&E - 0.00%	$ 7.219845	$ 7.578612	$ 10.183784	$ 7.671061
M&E - 1.50%	$ 7.290751	$ 7.615370	$ 9.866082	$ 7.617638

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2009

	ProFund VP Financials	ProFund VP Precious Metals	ProFund VP Telecommunications	ProFund VP Mid-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	99,887.125	140,022.974	36,167.043	241,161.252
Cost	$ 1,637,999	$ 5,171,373	$ 238,652	$ 5,422,275
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 1,788,978	$ 5,880,965	$ 243,404	$ 5,848,160
Receivable for units sold	19	257	77	14
Total assets	1,788,997	5,881,222	243,481	5,848,174
Liabilities
Payable for units redeemed	-	-	-	-
	$ 1,788,997	$ 5,881,222	$ 243,481	$ 5,848,174
Net Assets:
Deferred annuity contracts
terminable by owners	$ 1,788,997	$ 5,881,222	$ 243,481	$ 5,848,174
Total net assets	$ 1,788,997	$ 5,881,222	$ 243,481	$ 5,848,174
Accumulation units outstanding:
M&E - 0.90%	223,314	635,576	24,939	496,705
M&E - 0.75%	71,407	90,389	4,557	189,873
M&E - 0.00%	415	11,077	-	524
M&E - 1.50%	244	1,730	118	-
Accumulation unit value:
M&E - 0.90%	$ 6.051036	$ 7.954840	$ 8.216393	$ 8.504787
M&E - 0.75%	$ 6.067715	$ 7.976728	$ 8.238930	$ 8.528162
M&E - 0.00%	$ 6.152168	$ 8.087585	$ 8.353103	$ 8.646508
M&E - 1.50%	$ 7.717184	$ 8.505185	$ 8.692585	$ 8.838856

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2009

	ProFund VP Short Emerging Markets	ProFund VP Short International	Franklin Templeton VIP Founding Funds Allocation	Alliance Bernstein Balanced Wealth Strategy Portfolio
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	29,271.620	35,629.759	27,650.960	25,789.205
Cost	$ 577,987	$ 1,048,602	$ 189,100	$ 262,400
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 484,738	$ 858,321	$ 197,428	$ 272,850
Receivable for units sold	137	1,302	-	-
Total assets	484,875	859,623	197,428	272,850
Liabilities
Payable for units redeemed	-	-	-	1
	$ 484,875	$ 859,623	$ 197,428	$ 272,849
Net Assets:
Deferred annuity contracts
terminable by owners	$ 484,875	$ 859,623	$ 197,428	$ 272,849
Total net assets	$ 484,875	$ 859,623	$ 197,428	$ 272,849
Accumulation units outstanding:
M&E - 0.90%	55,617	66,624	13,889	16,731
M&E - 0.75%	16,806	30,494	840	4,884
M&E - 0.00%	1	-	36	15
M&E - 1.50%	175	92	615	268
Accumulation unit value:
M&E - 0.90%	$ 6.675784	$ 8.835931	$ 12.837524	$ 12.458056
M&E - 0.75%	$ 6.694109	$ 8.860178	$ 12.850272	$ 12.470425
M&E - 0.00%	$ 6.786893	$ 8.982914	$ 12.914485	$ 12.532744
M&E - 1.50%	$ 6.167523	$ 8.224235	$ 12.786849	$ 12.408868

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2009, Except as Noted

	Transamerica JPMorgan Core Bond VP	Transamerica Asset Allocation - Conservative VP	Transamerica Asset Allocation - Growth VP	Transamerica Asset Allocation - Moderate Growth VP
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 2,444,365	$ 1,657,563	$ 5,795,680	$ 8,295,641
Expenses:
Administrative, mortality and
expense risk charge	476,401	332,181	1,790,617	2,114,005
Net investment income (loss)	1,967,964	1,325,382	4,005,063	6,181,636

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	398,788	621,515	17,471,472	13,234,205
Proceeds from sales	11,458,360	12,400,371	25,439,146	28,298,253
Cost of investments sold	11,239,844	16,169,795	43,595,924	38,097,062
Net realized capital gains (losses) on investments	617,304	(3,147,909)	(685,306)	3,435,396

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	123,312	(9,941,773)	(143,809,502)	(101,742,101)
End of period	1,944,414	71,261	(91,842,640)	(50,746,300)
Net change in unrealized appreciation/depreciation
of investments	1,821,102	10,013,034	51,966,862	50,995,801

Net realized and unrealized capital gains (losses)
on investments	2,438,406	6,865,125	51,281,556	54,431,197

Increase (decrease) in net assets from operations	$ 4,406,370	$ 8,190,507	$ 55,286,619	$ 60,612,833

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2009, Except as Noted

	Transamerica Asset Allocation - Moderate VP	Transamerica MFS International Equity VP	Transamerica Clarion Global Real Estate Securities VP	Transamerica Federated Market Opportunity VP
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 3,254,862	$ 1,048,627	$ -	$ 2,326,267
Expenses:
Administrative, mortality and
expense risk charge	668,584	338,408	313,744	655,813
Net investment income (loss)	2,586,278	710,219	(313,744)	1,670,454

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	2,849,500	-	-	7,055,983
Proceeds from sales	19,504,251	5,710,856	6,638,553	12,926,719
Cost of investments sold	25,006,040	9,065,839	14,535,178	14,987,403
Net realized capital gains (losses) on investments	(2,652,289)	(3,354,983)	(7,896,625)	4,995,299

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	(26,664,244)	(25,841,454)	(43,279,102)	(9,782,309)
End of period	(9,175,076)	(12,493,950)	(24,706,124)	(14,059,857)
Net change in unrealized appreciation/depreciation
of investments	17,489,168	13,347,504	18,572,978	(4,277,548)

Net realized and unrealized capital gains (losses)
on investments	14,836,879	9,992,521	10,676,353	717,751

Increase (decrease) in net assets from operations	$ 17,423,157	$ 10,702,740	$ 10,362,609	$ 2,388,205

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2009, Except as Noted

	Transamerica Science & Technology VP	Transamerica International Moderate Growth VP	Transamerica JPMorgan Mid Cap Value VP	Transamerica JPMorgan Enhanced Index VP
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ -	$ 227,940	$ 129,490	$ 26,676
Expenses:
Administrative, mortality and
expense risk charge	106,003	69,850	65,033	11,386
Net investment income (loss)	(106,003)	158,090	64,457	15,290

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	121,986	-	222,729	-
Proceeds from sales	1,873,022	1,893,215	1,477,351	339,283
Cost of investments sold	2,508,357	2,809,127	2,140,281	600,921
Net realized capital gains (losses) on investments	(513,349)	(915,912)	(440,201)	(261,638)

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	(7,637,469)	(3,955,663)	(3,569,169)	(877,715)
End of period	(1,494,559)	(1,016,548)	(1,577,048)	(306,656)
Net change in unrealized appreciation/depreciation
of investments	6,142,910	2,939,115	1,992,121	571,059

Net realized and unrealized capital gains (losses)
on investments	5,629,561	2,023,203	1,551,920	309,421

Increase (decrease) in net assets from operations	$ 5,523,558	$ 2,181,293	$ 1,616,377	$ 324,711

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2009, Except as Noted

	Transamerica Marsico Growth VP	Transamerica BlackRock Large Cap Value VP	Transamerica AEGON High Yield Bond VP	Transamerica Munder Net50 VP
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 89,189	$ 542,341	$ 818,973	$ -
Expenses:
Administrative, mortality and
expense risk charge	96,352	325,598	61,720	92,509
Net investment income (loss)	(7,163)	216,743	757,253	(92,509)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	-	-
Proceeds from sales	4,258,562	6,222,668	2,635,233	1,679,633
Cost of investments sold	4,880,039	9,274,518	2,513,037	2,683,869
Net realized capital gains (losses) on investments	(621,477)	(3,051,850)	122,196	(1,004,236)

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	(4,052,759)	(17,792,874)	(339,491)	(6,122,088)
End of period	(1,064,234)	(10,575,927)	1,278,099	294,979
Net change in unrealized appreciation/depreciation
of investments	2,988,525	7,216,947	1,617,590	6,417,067

Net realized and unrealized capital gains (losses)
on investments	2,367,048	4,165,097	1,739,786	5,412,831

Increase (decrease) in net assets from operations	$ 2,359,885	$ 4,381,840	$ 2,497,039	$ 5,320,322

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2009, Except as Noted

	Transamerica PIMCO Total Return VP	Transamerica Focus VP	Transamerica T. Rowe Price Equity Income VP	Transamerica T. Rowe Price Small Cap VP
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 1,641,857	$ 612,364	$ 646,857	$ -
Expenses:
Administrative, mortality and
expense risk charge	213,836	212,963	143,964	136,530
Net investment income (loss)	1,428,021	399,401	502,893	(136,530)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	806,468	-	130,902	724,810
Proceeds from sales	8,032,018	3,951,684	3,279,739	5,853,819
Cost of investments sold	8,243,293	6,709,496	7,714,733	10,073,658
Net realized capital gains (losses) on investments	595,193	(2,757,812)	(4,304,092)	(3,495,029)

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	(1,387,911)	(16,521,763)	(16,299,415)	(12,230,272)
End of period	3,989	(8,473,829)	(8,908,515)	(3,255,143)
Net change in unrealized appreciation/depreciation
of investments	1,391,900	8,047,934	7,390,900	8,975,129

Net realized and unrealized capital gains (losses)
on investments	1,987,093	5,290,122	3,086,808	5,480,100

Increase (decrease) in net assets from operations	$ 3,415,114	$ 5,689,523	$ 3,589,701	$ 5,343,570

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2009, Except as Noted

	Transamerica Templeton Global VP	Transamerica Third Avenue Value VP	Transamerica Balanced VP	Transamerica Convertible Securities VP
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 2,336,934	$ -	$ 73,693	$ 105,399
Expenses:
Administrative, mortality and
expense risk charge	1,402,976	572,759	36,775	25,391
Net investment income (loss)	933,958	(572,759)	36,918	80,008

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	4,622,198	59,522	-
Proceeds from sales	17,236,621	9,969,314	909,701	804,692
Cost of investments sold	28,070,695	20,817,032	1,162,557	1,450,802
Net realized capital gains (losses) on investments	(10,834,074)	(6,225,520)	(193,334)	(646,110)

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	(108,115,095)	(61,853,004)	(1,516,007)	(2,110,647)
End of period	(59,338,235)	(36,048,746)	(394,809)	(778,770)
Net change in unrealized appreciation/depreciation
of investments	48,776,860	25,804,258	1,121,198	1,331,877

Net realized and unrealized capital gains (losses)
on investments	37,942,786	19,578,738	927,864	685,767

Increase (decrease) in net assets from operations	$ 38,876,744	$ 19,005,979	$ 964,782	$ 765,775

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2009, Except as Noted

	Transamerica Equity VP	Transamerica Growth Opportunities VP	Transamerica Money Market VP	Transamerica Small/MidCap Value VP
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 4,768,075	$ 138,954	$ 124,730	$ 610,033
Expenses:
Administrative, mortality and
expense risk charge	4,497,479	350,848	734,351	160,435
Net investment income (loss)	270,596	(211,894)	(609,621)	449,598

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	-	-
Proceeds from sales	53,340,305	7,949,214	57,631,314	3,461,096
Cost of investments sold	83,295,846	15,319,042	57,631,314	5,235,296
Net realized capital gains (losses) on investments	(29,955,541)	(7,369,828)	-	(1,774,200)

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	(335,583,033)	(35,964,473)	-	(11,461,648)
End of period	(177,572,158)	(15,913,977)	-	(3,497,763)
Net change in unrealized appreciation/depreciation
of investments	158,010,875	20,050,496	-	7,963,885

Net realized and unrealized capital gains (losses)
on investments	128,055,334	12,680,668	-	6,189,685

Increase (decrease) in net assets from operations	$ 128,325,930	$ 12,468,774	$ (609,621)	$ 6,639,283

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2009, Except as Noted

	Transamerica U.S. Government Securities VP	Transamerica Value Balanced VP	Transamerica Van Kampen Mid-Cap Growth VP	Transamerica Index 50 VP
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 421,204	$ 3,850,784	$ -	$ 138
Expenses:
Administrative, mortality and
expense risk charge	150,292	814,795	1,878,639	609
Net investment income (loss)	270,912	3,035,989	(1,878,639)	(471)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	-	-
Proceeds from sales	16,721,294	12,871,604	21,841,707	235,087
Cost of investments sold	16,055,272	18,482,499	30,681,826	232,108
Net realized capital gains (losses) on investments	666,022	(5,610,895)	(8,840,119)	2,979

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	740,972	(43,258,502)	(131,395,016)	5,502
End of period	375,996	(22,243,391)	(22,614,119)	3,236
Net change in unrealized appreciation/depreciation
of investments	(364,976)	21,015,111	108,780,897	(2,266)

Net realized and unrealized capital gains (losses)
on investments	301,046	15,404,216	99,940,778	713

Increase (decrease) in net assets from operations	$ 571,958	$ 18,440,205	$ 98,062,139	$ 242

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2009, Except as Noted

	Transamerica Index 75 VP	Transamerica Efficient Markets VP	Transamerica Hanlon Balanced VP	Transamerica Hanlon Growth & Income VP
	Subaccount	Subaccount(1)	Subaccount(1)	Subaccount(1)
Net investment income (loss)
Income:
Dividends	$ 1,037	$ 7	$ -	$ -
Expenses:
Administrative, mortality and
expense risk charge	2,423	224	15,444	21,876
Net investment income (loss)	(1,386)	(217)	(15,444)	(21,876)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	1	3	-	-
Proceeds from sales	97,208	19,102	231,680	251,154
Cost of investments sold	115,352	18,447	211,594	231,704
Net realized capital gains (losses) on investments	(18,143)	658	20,086	19,450

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	(27,621)	-	-	-
End of period	59,056	3,139	364,571	535,535
Net change in unrealized appreciation/depreciation
of investments	86,677	3,139	364,571	535,535

Net realized and unrealized capital gains (losses)
on investments	68,534	3,797	384,657	554,985

Increase (decrease) in net assets from operations	$ 67,148	$ 3,580	$ 369,213	$ 533,109

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2009, Except as Noted

	Transamerica Hanlon Growth VP	Transamerica Hanlon Managed Income VP	Transamerica Van Kampen Large Cap Core VP	Transamerica Foxhall Emerging Markets/Pacific Rim VP
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ 10,382	$ -
Expenses:
Administrative, mortality and
expense risk charge	37,543	53,899	8,787	31,560
Net investment income (loss)	(37,543)	(53,899)	1,595	(31,560)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	-	-
Proceeds from sales	1,077,422	352,965	323,503	327,532
Cost of investments sold	1,022,053	324,981	306,928	309,869
Net realized capital gains (losses) on investments	55,369	27,984	16,575	17,663

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	-	-	-
End of period	891,536	922,185	368,633	646,180
Net change in unrealized appreciation/depreciation
of investments	891,536	922,185	368,633	646,180

Net realized and unrealized capital gains (losses)
on investments	946,905	950,169	385,208	663,843

Increase (decrease) in net assets from operations	$ 909,362	$ 896,270	$ 386,803	$ 632,283

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2009, Except as Noted

	Transamerica Foxhall Global Conservative VP	Transamerica Foxhall Global Growth VP	Transamerica Foxhall Global Hard Asset VP	Fidelity VIP Contrafund®
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ -	$ 167,123
Expenses:
Administrative, mortality and
expense risk charge	5,226	31,282	17,180	126,858
Net investment income (loss)	(5,226)	(31,282)	(17,180)	40,265

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	-	4,056
Proceeds from sales	182,158	310,340	127,878	1,982,285
Cost of investments sold	179,520	290,297	125,668	2,912,506
Net realized capital gains (losses) on investments	2,638	20,043	2,210	(926,165)

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	-	-	(9,302,708)
End of period	4,646	669,014	174,021	(4,132,569)
Net change in unrealized appreciation/depreciation
of investments	4,646	669,014	174,021	5,170,139

Net realized and unrealized capital gains (losses)
on investments	7,284	689,057	176,231	4,243,974

Increase (decrease) in net assets from operations	$ 2,058	$ 657,775	$ 159,051	$ 4,284,239

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2009, Except as Noted

	Fidelity VIP Equity-Income	Fidelity VIP Growth Opportunities	Fidelity VIP Index 500	ProFund VP Bull
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 141,755	$ 7,344	$ 155,671	$ 67,435
Expenses:
Administrative, mortality and
expense risk charge	60,828	25,448	52,119	39,281
Net investment income (loss)	80,927	(18,104)	103,552	28,154

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	130,270	-
Proceeds from sales	1,309,143	621,300	1,644,307	9,318,856
Cost of investments sold	2,052,450	1,042,892	2,414,610	8,802,321
Net realized capital gains (losses) on investments	(743,307)	(421,592)	(640,033)	516,535

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	(5,338,004)	(2,331,258)	(2,423,723)	38,585
End of period	(2,881,656)	(825,048)	(258,905)	855,723
Net change in unrealized appreciation/depreciation
of investments	2,456,348	1,506,210	2,164,818	817,138

Net realized and unrealized capital gains (losses)
on investments	1,713,041	1,084,618	1,524,785	1,333,673

Increase (decrease) in net assets from operations	$ 1,793,968	$ 1,066,514	$ 1,628,337	$ 1,361,827

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2009, Except as Noted

	ProFund VP Money Market	ProFund VP NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 12,398	$ -	$ 22,970	$ -
Expenses:
Administrative, mortality and
expense risk charge	266,912	25,215	29,250	10,218
Net investment income (loss)	(254,514)	(25,215)	(6,280)	(10,218)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	-	-
Proceeds from sales	168,994,489	7,345,841	120,169,410	52,333,133
Cost of investments sold	168,994,489	6,618,165	121,426,098	52,210,303
Net realized capital gains (losses) on investments	-	727,676	(1,256,688)	122,830

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	-	(74,790)	(50,399)	(1,149)
End of period	-	404,638	(89,212)	40,223
Net change in unrealized appreciation/depreciation
of investments	-	479,428	(38,813)	41,372

Net realized and unrealized capital gains (losses)
on investments	-	1,207,104	(1,295,501)	164,202

Increase (decrease) in net assets from operations	$ (254,514)	$ 1,181,889	$ (1,301,781)	$ 153,984

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2009, Except as Noted

	Access VP High Yield	ProFund VP Europe 30	ProFund VP Oil & Gas	ProFund VP UltraSmall-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 502,912	$ 11,275	$ -	$ 1,359
Expenses:
Administrative, mortality and
expense risk charge	49,406	3,401	28,124	13,857
Net investment income (loss)	453,506	7,874	(28,124)	(12,498)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	426,191	-
Proceeds from sales	16,228,105	3,473,510	1,830,242	62,664,752
Cost of investments sold	16,767,434	3,496,347	2,812,722	61,907,041
Net realized capital gains (losses) on investments	(539,329)	(22,837)	(556,289)	757,711

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	24,181	(10,062)	(993,256)	60,779
End of period	1,038,003	13,079	101,252	289,593
Net change in unrealized appreciation/depreciation
of investments	1,013,822	23,141	1,094,508	228,814

Net realized and unrealized capital gains (losses)
on investments	474,493	304	538,219	986,525

Increase (decrease) in net assets from operations	$ 927,999	$ 8,178	$ 510,095	$ 974,027

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2009, Except as Noted

	ProFund VP Utilities	ProFund VP Consumer Services	ProFund VP Pharmaceuticals	ProFund VP Small-Cap Value
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 35,455	$ -	$ 16,079	$ 1,598
Expenses:
Administrative, mortality and
expense risk charge	7,028	1,046	9,902	7,720
Net investment income (loss)	28,427	(1,046)	6,177	(6,122)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	-	-
Proceeds from sales	952,202	358,638	5,285,505	2,217,120
Cost of investments sold	1,044,121	337,560	5,719,630	2,188,936
Net realized capital gains (losses) on investments	(91,919)	21,078	(434,125)	28,184

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	(83,124)	3,592	(19,992)	(753)
End of period	110,957	17,483	82,511	135,433
Net change in unrealized appreciation/depreciation
of investments	194,081	13,891	102,503	136,186

Net realized and unrealized capital gains (losses)
on investments	102,162	34,969	(331,622)	164,370

Increase (decrease) in net assets from operations	$ 130,589	$ 33,923	$ (325,445)	$ 158,248

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2009, Except as Noted

	ProFund VP Falling US Dollar	ProFund VP Emerging Markets	ProFund VP International	ProFund VP Asia 30
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 21,355	$ 6,699	$ 975	$ 37,330
Expenses:
Administrative, mortality and
expense risk charge	5,441	45,306	26,988	30,081
Net investment income (loss)	15,914	(38,607)	(26,013)	7,249

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	-	498,845
Proceeds from sales	1,200,873	6,584,127	5,617,222	4,699,294
Cost of investments sold	1,248,932	5,871,768	5,498,109	4,515,401
Net realized capital gains (losses) on investments	(48,059)	712,359	119,113	682,738

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	(46,137)	(15,503)	(118,865)	(260,813)
End of period	(4,257)	1,281,354	525,187	200,284
Net change in unrealized appreciation/depreciation
of investments	41,880	1,296,857	644,052	461,097

Net realized and unrealized capital gains (losses)
on investments	(6,179)	2,009,216	763,165	1,143,835

Increase (decrease) in net assets from operations	$ 9,735	$ 1,970,609	$ 737,152	$ 1,151,084

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2009, Except as Noted

	ProFund VP Japan	ProFund VP Short NASDAQ-100	ProFund VP U.S. Government Plus	ProFund VP Basic Materials
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 486	$ 3,105	$ 1,543	$ 22,457
Expenses:
Administrative, mortality and
expense risk charge	724	8,586	26,359	21,686
Net investment income (loss)	(238)	(5,481)	(24,816)	771

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	1,098,433	-
Proceeds from sales	317,122	2,245,908	5,114,467	2,236,971
Cost of investments sold	307,109	2,717,192	6,409,888	2,378,582
Net realized capital gains (losses) on investments	10,013	(471,284)	(196,988)	(141,611)

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	1,750	(19,694)	922,190	(528,822)
End of period	3,220	(78,085)	(610,723)	626,720
Net change in unrealized appreciation/depreciation
of investments	1,470	(58,391)	(1,532,913)	1,155,542

Net realized and unrealized capital gains (losses)
on investments	11,483	(529,675)	(1,729,901)	1,013,931

Increase (decrease) in net assets from operations	$ 11,245	$ (535,156)	$ (1,754,717)	$ 1,014,702

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2009, Except as Noted

	ProFund VP Financials	ProFund VP Precious Metals	ProFund VP Telecommunications	ProFund VP Mid-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 24,780	$ 35,735	$ 9,184	$ -
Expenses:
Administrative, mortality and
expense risk charge	11,585	35,292	1,915	15,341
Net investment income (loss)	13,195	443	7,269	(15,341)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	-	-
Proceeds from sales	1,577,720	7,154,519	731,693	2,530,514
Cost of investments sold	1,515,065	7,101,771	741,364	2,500,828
Net realized capital gains (losses) on investments	62,655	52,748	(9,671)	29,686

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	(164,079)	23,235	7,234	(71,831)
End of period	150,979	709,592	4,752	425,885
Net change in unrealized appreciation/depreciation
of investments	315,058	686,357	(2,482)	497,716

Net realized and unrealized capital gains (losses)
on investments	377,713	739,105	(12,153)	527,402

Increase (decrease) in net assets from operations	$ 390,908	$ 739,548	$ (4,884)	$ 512,061

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2009, Except as Noted

	ProFund VP Short Emerging Markets	ProFund VP Short International	Franklin Templeton VIP Founding Funds Allocation	Alliance Bernstein Balanced Wealth Strategy Portfolio
	Subaccount	Subaccount	Subaccount(1)	Subaccount(1)
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ 4,089	$ 402
Expenses:
Administrative, mortality and
expense risk charge	8,256	13,890	519	846
Net investment income (loss)	(8,256)	(13,890)	3,570	(444)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	155,127	-	-
Proceeds from sales	1,773,390	2,272,896	30,677	118,419
Cost of investments sold	2,691,675	3,116,532	26,292	106,803
Net realized capital gains (losses) on investments	(918,285)	(688,509)	4,385	11,616

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	(341,719)	(190,184)	-	-
End of period	(93,249)	(190,281)	8,328	10,450
Net change in unrealized appreciation/depreciation
of investments	248,470	(97)	8,328	10,450

Net realized and unrealized capital gains (losses)
on investments	(669,815)	(688,606)	12,713	22,066

Increase (decrease) in net assets from operations	$ (678,071)	$ (702,496)	$ 16,283	$ 21,622

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	Transamerica JPMorgan Core Bond VP		Transamerica Asset Allocation - Conservative VP
	Subaccount		Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 1,967,964	$ 1,844,593	$ 1,325,382	$ 878,271
Net realized capital gains (losses)
on investments	617,304	(400,397)	(3,147,909)	691,157
Net change in unrealized appreciation/
depreciation of investments	1,821,102	661,281	10,013,034	(10,646,652)
Increase (decrease) in net assets
from operations	4,406,370	2,105,477	8,190,507	(9,077,224)

Contract transactions
Net contract purchase payments	6,931,655	13,128,489	617,626	22,585,791
Transfer payments from (to) other
subaccounts or general account	731,520	(3,681,745)	771,449	(40,978)
Contract terminations, withdrawals,
and other deductions	(3,073,074)	(3,330,951)	(2,085,596)	(1,871,996)
Contract maintenance charges	(4,890,646)	(4,562,667)	(3,582,167)	(3,038,137)
Increase (decrease) in net assets
from contract transactions	(300,545)	1,553,126	(4,278,689)	17,634,680
Net increase (decrease) in net assets	4,105,825	3,658,603	3,911,818	8,557,456

Net assets:
Beginning of the period	50,786,352	47,127,749	37,299,335	28,741,879
End of the period	$ 54,892,177	$ 50,786,352	$ 41,211,153	$ 37,299,335

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	Transamerica Asset Allocation - Growth VP		Transamerica Asset Allocation - Moderate Growth VP
	Subaccount		Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 4,005,063	$ 5,714,981	$ 6,181,636	$ 6,718,336
Net realized capital gains (losses)
on investments	(685,306)	43,236,374	3,435,396	30,025,430
Net change in unrealized appreciation/
depreciation of investments	51,966,862	(183,235,776)	50,995,801	(157,378,744)
Increase (decrease) in net assets
from operations	55,286,619	(134,284,421)	60,612,833	(120,634,978)

Contract transactions
Net contract purchase payments	38,254,977	45,175,320	40,493,778	49,335,315
Transfer payments from (to) other
subaccounts or general account	(3,862,454)	(5,449,608)	(4,368,199)	(7,637,959)
Contract terminations, withdrawals,
and other deductions	(13,343,642)	(19,118,991)	(15,511,796)	(20,447,280)
Contract maintenance charges	(25,323,769)	(29,832,085)	(29,625,327)	(34,021,939)
Increase (decrease) in net assets
from contract transactions	(4,274,887)	(9,225,364)	(9,011,544)	(12,771,863)
Net increase (decrease) in net assets	51,011,732	(143,509,785)	51,601,289	(133,406,841)

Net assets:
Beginning of the period	194,363,564	337,873,349	229,931,170	363,338,011
End of the period	$ 245,375,296	$ 194,363,564	$ 281,532,459	$ 229,931,170

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	Transamerica Asset Allocation - Moderate VP		Transamerica MFS International Equity VP
	Subaccount		Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 2,586,278	$ 2,487,807	$ 710,219	$ 2,347,607
Net realized capital gains (losses)
on investments	(2,652,289)	6,890,789	(3,354,983)	2,299,349
Net change in unrealized appreciation/
depreciation of investments	17,489,168	(38,732,567)	13,347,504	(27,665,459)
Increase (decrease) in net assets
from operations	17,423,157	(29,353,971)	10,702,740	(23,018,503)

Contract transactions
Net contract purchase payments	7,414,397	18,655,902	2,889,824	289,726
Transfer payments from (to) other
subaccounts or general account	2,190,581	(293,991)	(918,100)	(2,151,679)
Contract terminations, withdrawals,
and other deductions	(5,455,579)	(7,240,255)	(2,057,026)	(3,272,719)
Contract maintenance charges	(9,759,528)	(10,913,718)	(3,135,235)	(3,741,320)
Increase (decrease) in net assets
from contract transactions	(5,610,130)	207,938	(3,220,536)	(8,875,992)
Net increase (decrease) in net assets	11,813,027	(29,146,033)	7,482,204	(31,894,495)

Net assets:
Beginning of the period	74,201,260	103,347,293	37,280,087	69,174,582
End of the period	$ 86,014,287	$ 74,201,260	$ 44,762,291	$ 37,280,087

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	Transamerica Clarion Global Real Estate Securities VP		Transamerica Federated Market Opportunity VP
	Subaccount		Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ (313,744)	$ 3,323,542	$ 1,670,454	$ 3,330,106
Net realized capital gains (losses)
on investments	(7,896,625)	10,534,395	4,995,299	(1,805,675)
Net change in unrealized appreciation/
depreciation of investments	18,572,978	(43,354,789)	(4,277,548)	(6,738,468)
Increase (decrease) in net assets
from operations	10,362,609	(29,496,852)	2,388,205	(5,214,037)

Contract transactions
Net contract purchase payments	3,514,173	-	6,051,402	6,985,060
Transfer payments from (to) other
subaccounts or general account	(990,258)	(4,003,879)	(4,138,195)	(1,639,945)
Contract terminations, withdrawals,
and other deductions	(2,340,042)	(3,958,550)	(4,682,450)	(6,110,491)
Contract maintenance charges	(3,851,311)	(4,891,318)	(6,939,362)	(7,640,043)
Increase (decrease) in net assets
from contract transactions	(3,667,437)	(12,853,747)	(9,708,605)	(8,405,419)
Net increase (decrease) in net assets	6,695,172	(42,350,599)	(7,320,400)	(13,619,456)

Net assets:
Beginning of the period	35,802,121	78,152,720	76,620,436	90,239,892
End of the period	$ 42,497,293	$ 35,802,121	$ 69,300,036	$ 76,620,436

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	Transamerica Science & Technology VP		Transamerica International Moderate Growth VP
	Subaccount		Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ (106,003)	$ (141,967)	$ 158,090	$ 138,200
Net realized capital gains (losses)
on investments	(513,349)	1,259,251	(915,912)	29,988
Net change in unrealized appreciation/
depreciation of investments	6,142,910	(11,802,325)	2,939,115	(4,236,168)
Increase (decrease) in net assets
from operations	5,523,558	(10,685,041)	2,181,293	(4,067,980)

Contract transactions
Net contract purchase payments	2,218,009	-	2,095,058	4,234,840
Transfer payments from (to) other
subaccounts or general account	443,167	(1,561,032)	(238,271)	206,334
Contract terminations, withdrawals,
and other deductions	(640,220)	(814,162)	(408,700)	(379,110)
Contract maintenance charges	(1,210,695)	(1,454,758)	(1,216,022)	(1,231,791)
Increase (decrease) in net assets
from contract transactions	810,261	(3,829,952)	232,065	2,830,273
Net increase (decrease) in net assets	6,333,819	(14,514,993)	2,413,358	(1,237,707)

Net assets:
Beginning of the period	9,450,617	23,965,610	7,472,170	8,709,877
End of the period	$ 15,784,436	$ 9,450,617	$ 9,885,528	$ 7,472,170

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	Transamerica JPMorgan Mid Cap Value VP		Transamerica JPMorgan Enhanced Index VP
	Subaccount		Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 64,457	$ 59,099	$ 15,290	$ 81,335
Net realized capital gains (losses)
on investments	(440,201)	1,199,289	(261,638)	244,431
Net change in unrealized appreciation/
depreciation of investments	1,992,121	(5,714,222)	571,059	(1,080,373)
Increase (decrease) in net assets
from operations	1,616,377	(4,455,834)	324,711	(754,607)

Contract transactions
Net contract purchase payments	-	-	166,930	-
Transfer payments from (to) other
subaccounts or general account	(629,305)	(1,755,598)	42,242	15,995
Contract terminations, withdrawals,
and other deductions	(491,774)	(729,050)	(56,901)	(182,855)
Contract maintenance charges	(274,076)	(355,996)	(89,818)	(100,024)
Increase (decrease) in net assets
from contract transactions	(1,395,155)	(2,840,644)	62,453	(266,884)
Net increase (decrease) in net assets	221,222	(7,296,478)	387,164	(1,021,491)

Net assets:
Beginning of the period	7,801,733	15,098,211	1,244,001	2,265,492
End of the period	$ 8,022,955	$ 7,801,733	$ 1,631,165	$ 1,244,001

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	Transamerica Marsico Growth VP		Transamerica BlackRock Large Cap Value VP
	Subaccount		Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ (7,163)	$ (13,889)	$ 216,743	$ 24,963
Net realized capital gains (losses)
on investments	(621,477)	1,418,975	(3,051,850)	6,128,488
Net change in unrealized appreciation/
depreciation of investments	2,988,525	(9,445,575)	7,216,947	(28,260,589)
Increase (decrease) in net assets
from operations	2,359,885	(8,040,489)	4,381,840	(22,107,138)

Contract transactions
Net contract purchase payments	1,000,253	132,564	2,828,121	967,761
Transfer payments from (to) other
subaccounts or general account	38,571	97,158	1,790,309	(1,407,110)
Contract terminations, withdrawals,
and other deductions	(630,940)	(946,897)	(2,218,266)	(3,445,022)
Contract maintenance charges	(1,008,402)	(1,172,247)	(3,648,145)	(4,140,813)
Increase (decrease) in net assets
from contract transactions	(600,519)	(1,889,422)	(1,247,981)	(8,025,184)
Net increase (decrease) in net assets	1,759,366	(9,929,911)	3,133,859	(30,132,322)

Net assets:
Beginning of the period	10,355,911	20,285,822	38,809,530	68,941,852
End of the period	$ 12,115,277	$ 10,355,911	$ 41,943,389	$ 38,809,530

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	Transamerica AEGON High Yield Bond VP		Transamerica Munder Net50 VP
	Subaccount		Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 757,253	$ 114,005	$ (92,509)	$ 363,315
Net realized capital gains (losses)
on investments	122,196	(102,474)	(1,004,236)	2,397,619
Net change in unrealized appreciation/
depreciation of investments	1,617,590	(342,299)	6,417,067	(8,991,702)
Increase (decrease) in net assets
from operations	2,497,039	(330,768)	5,320,322	(6,230,768)

Contract transactions
Net contract purchase payments	7,905,447	-	3,212,493	584,711
Transfer payments from (to) other
subaccounts or general account	1,483,398	47,871	1,273,105	(1,239,409)
Contract terminations, withdrawals,
and other deductions	(267,242)	(31,003)	(524,892)	(704,745)
Contract maintenance charges	(509,019)	(103,486)	(1,012,231)	(1,038,586)
Increase (decrease) in net assets
from contract transactions	8,612,584	(86,618)	2,948,476	(2,398,029)
Net increase (decrease) in net assets	11,109,623	(417,386)	8,268,798	(8,628,797)

Net assets:
Beginning of the period	918,817	1,336,203	6,965,903	15,594,700
End of the period	$ 12,028,440	$ 918,817	$ 15,234,701	$ 6,965,903

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	Transamerica PIMCO Total Return VP		Transamerica Focus VP
	Subaccount		Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 1,428,021	$ 977,154	$ 399,401	$ 420,782
Net realized capital gains (losses)
on investments	595,193	49,316	(2,757,812)	3,771,294
Net change in unrealized appreciation/
depreciation of investments	1,391,900	(1,953,183)	8,047,934	(19,280,159)
Increase (decrease) in net assets
from operations	3,415,114	(926,713)	5,689,523	(15,088,083)

Contract transactions
Net contract purchase payments	8,887,871	7,612,348	1,882,255	1,717,760
Transfer payments from (to) other
subaccounts or general account	1,370,256	630,934	(577,174)	(1,058,966)
Contract terminations, withdrawals,
and other deductions	(1,237,782)	(935,201)	(1,609,068)	(2,523,799)
Contract maintenance charges	(1,946,199)	(1,477,812)	(2,575,249)	(3,057,845)
Increase (decrease) in net assets
from contract transactions	7,074,146	5,830,269	(2,879,236)	(4,922,850)
Net increase (decrease) in net assets	10,489,260	4,903,556	2,810,287	(20,010,933)

Net assets:
Beginning of the period	18,475,521	13,571,965	24,086,757	44,097,690
End of the period	$ 28,964,781	$ 18,475,521	$ 26,897,044	$ 24,086,757

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	Transamerica T. Rowe Price Equity Income VP		Transamerica T. Rowe Price Small Cap VP
	Subaccount		Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 502,893	$ 640,368	$ (136,530)	$ 162,951
Net realized capital gains (losses)
on investments	(4,304,092)	4,534,550	(3,495,029)	2,505,934
Net change in unrealized appreciation/
depreciation of investments	7,390,900	(15,337,209)	8,975,129	(11,042,216)
Increase (decrease) in net assets
from operations	3,589,701	(10,162,291)	5,343,570	(8,373,331)

Contract transactions
Net contract purchase payments	1,087,324	285,905	2,185,411	2,114,024
Transfer payments from (to) other
subaccounts or general account	(230,677)	(440,792)	(634,141)	(373,836)
Contract terminations, withdrawals,
and other deductions	(838,933)	(1,272,881)	(942,558)	(1,066,713)
Contract maintenance charges	(1,471,889)	(1,708,700)	(1,445,885)	(1,535,904)
Increase (decrease) in net assets
from contract transactions	(1,454,175)	(3,136,468)	(837,173)	(862,429)
Net increase (decrease) in net assets	2,135,526	(13,298,759)	4,506,397	(9,235,760)

Net assets:
Beginning of the period	16,505,234	29,803,993	13,944,419	23,180,179
End of the period	$ 18,640,760	$ 16,505,234	$ 18,450,816	$ 13,944,419

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	Transamerica Templeton Global VP		Transamerica Third Avenue Value VP
	Subaccount		Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 933,958	$ 2,417,981	$ (572,759)	$ 3,995,642
Net realized capital gains (losses)
on investments	(10,834,074)	(6,285,609)	(6,225,520)	24,486,789
Net change in unrealized appreciation/
depreciation of investments	48,776,860	(125,054,156)	25,804,258	(75,674,422)
Increase (decrease) in net assets
from operations	38,876,744	(128,921,784)	19,005,979	(47,191,991)

Contract transactions
Net contract purchase payments	15,855,294	14,754,535	5,134,109	910,266
Transfer payments from (to) other
subaccounts or general account	(2,097,348)	(4,409,694)	(1,423,521)	(3,460,705)
Contract terminations, withdrawals,
and other deductions	(9,122,147)	(14,053,037)	(3,601,012)	(5,480,877)
Contract maintenance charges	(18,109,998)	(20,249,251)	(5,887,864)	(6,964,709)
Increase (decrease) in net assets
from contract transactions	(13,474,198)	(23,957,447)	(5,778,287)	(14,996,025)
Net increase (decrease) in net assets	25,402,546	(152,879,231)	13,227,692	(62,188,016)

Net assets:
Beginning of the period	153,798,351	306,677,582	61,758,740	123,946,756
End of the period	$ 179,200,897	$ 153,798,351	$ 74,986,432	$ 61,758,740

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	Transamerica Balanced VP		Transamerica Convertible Securities VP
	Subaccount		Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 36,918	$ 48,800	$ 80,008	$ 222,040
Net realized capital gains (losses)
on investments	(193,334)	514,759	(646,110)	40,005
Net change in unrealized appreciation/
depreciation of investments	1,121,198	(2,598,827)	1,331,877	(2,269,126)
Increase (decrease) in net assets
from operations	964,782	(2,035,268)	765,775	(2,007,081)

Contract transactions
Net contract purchase payments	682,941	170,103	140,645	364,034
Transfer payments from (to) other
subaccounts or general account	61,182	(352,217)	(144,335)	265,054
Contract terminations, withdrawals,
and other deductions	(182,181)	(332,922)	(108,732)	(207,186)
Contract maintenance charges	(438,427)	(458,613)	(255,185)	(326,335)
Increase (decrease) in net assets
from contract transactions	123,515	(973,649)	(367,607)	95,567
Net increase (decrease) in net assets	1,088,297	(3,008,917)	398,168	(1,911,514)

Net assets:
Beginning of the period	3,708,306	6,717,223	2,793,827	4,705,341
End of the period	$ 4,796,603	$ 3,708,306	$ 3,191,995	$ 2,793,827

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	Transamerica Equity VP		Transamerica Growth Opportunities VP
	Subaccount		Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 270,596	$ (5,033,002)	$ (211,894)	$ 1,485,268
Net realized capital gains (losses)
on investments	(29,955,541)	18,620,040	(7,369,828)	9,506,974
Net change in unrealized appreciation/
depreciation of investments	158,010,875	(458,401,258)	20,050,496	(38,450,326)
Increase (decrease) in net assets
from operations	128,325,930	(444,814,220)	12,468,774	(27,458,084)

Contract transactions
Net contract purchase payments	57,863,152	58,486,824	2,983,973	2,846,901
Transfer payments from (to) other
subaccounts or general account	(4,250,838)	(11,991,221)	(545,836)	(2,251,994)
Contract terminations, withdrawals,
and other deductions	(29,991,106)	(46,823,205)	(2,283,087)	(3,201,616)
Contract maintenance charges	(64,605,293)	(71,786,987)	(3,938,093)	(4,448,119)
Increase (decrease) in net assets
from contract transactions	(40,984,085)	(72,114,589)	(3,783,042)	(7,054,828)
Net increase (decrease) in net assets	87,341,845	(516,928,809)	8,685,732	(34,512,912)

Net assets:
Beginning of the period	486,736,537	1,003,665,346	35,860,695	70,373,607
End of the period	$ 574,078,382	$ 486,736,537	$ 44,546,427	$ 35,860,695

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	Transamerica Money Market VP		Transamerica Small/MidCap Value VP
	Subaccount		Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ (609,621)	$ 1,132,481	$ 449,598	$ 234,716
Net realized capital gains (losses)
on investments	-	(838)	(1,774,200)	1,962,827
Net change in unrealized appreciation/
depreciation of investments	-	-	7,963,885	(13,276,996)
Increase (decrease) in net assets
from operations	(609,621)	1,131,643	6,639,283	(11,079,453)

Contract transactions
Net contract purchase payments	-	59,611,176	4,526,645	4,441,374
Transfer payments from (to) other
subaccounts or general account	(21,883,560)	6,494,412	(17,758)	915,693
Contract terminations, withdrawals,
and other deductions	(9,497,729)	(13,739,832)	(778,778)	(742,456)
Contract maintenance charges	(8,470,520)	(7,314,018)	(1,899,910)	(2,049,174)
Increase (decrease) in net assets
from contract transactions	(39,851,809)	45,051,738	1,830,199	2,565,437
Net increase (decrease) in net assets	(40,461,430)	46,183,381	8,469,482	(8,514,016)

Net assets:
Beginning of the period	106,465,305	60,281,924	15,296,736	23,810,752
End of the period	$ 66,003,875	$ 106,465,305	$ 23,766,218	$ 15,296,736

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	Transamerica U.S. Government Securities VP		Transamerica Value Balanced VP
	Subaccount		Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 270,912	$ 169,449	$ 3,035,989	$ 4,724,542
Net realized capital gains (losses)
on investments	666,022	64,145	(5,610,895)	8,511,421
Net change in unrealized appreciation/
depreciation of investments	(364,976)	726,028	21,015,111	(57,374,247)
Increase (decrease) in net assets
from operations	571,958	959,622	18,440,205	(44,138,284)

Contract transactions
Net contract purchase payments	-	19,363,175	6,233,460	5,035,269
Transfer payments from (to) other
subaccounts or general account	(9,340,656)	1,477,925	(1,794,028)	(2,837,860)
Contract terminations, withdrawals,
and other deductions	(1,230,069)	(1,205,545)	(6,207,775)	(7,894,276)
Contract maintenance charges	(1,542,093)	(684,791)	(9,899,713)	(10,942,961)
Increase (decrease) in net assets
from contract transactions	(12,112,818)	18,950,764	(11,668,056)	(16,639,828)
Net increase (decrease) in net assets	(11,540,860)	19,910,386	6,772,149	(60,778,112)

Net assets:
Beginning of the period	21,286,906	1,376,520	91,467,937	152,246,049
End of the period	$ 9,746,046	$ 21,286,906	$ 98,240,086	$ 91,467,937

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	Transamerica Van Kampen Mid-Cap Growth VP		Transamerica Index 50 VP
	Subaccount		Subaccount
	2009	2008	2009	2008(1)
Operations
Net investment income (loss)	$ (1,878,639)	$ 3,316,049	$ (471)	$ (197)
Net realized capital gains (losses)
on investments	(8,840,119)	(6,769,466)	2,979	(3,651)
Net change in unrealized appreciation/
depreciation of investments	108,780,897	(155,931,772)	(2,266)	5,502
Increase (decrease) in net assets
from operations	98,062,139	(159,385,189)	242	1,654

Contract transactions
Net contract purchase payments	21,853,738	18,780,621	8,538	23,673
Transfer payments from (to) other
subaccounts or general account	(1,633,244)	(5,452,634)	(12,189)	83,335
Contract terminations, withdrawals,
and other deductions	(11,988,360)	(16,433,906)	(2,958)	-
Contract maintenance charges	(21,909,026)	(24,097,370)	(6,066)	(1,022)
Increase (decrease) in net assets
from contract transactions	(13,676,893)	(27,203,289)	(12,675)	105,986
Net increase (decrease) in net assets	84,385,246	(186,588,478)	(12,433)	107,640

Net assets:
Beginning of the period	171,968,478	358,556,956	107,640	-
End of the period	$ 256,353,724	$ 171,968,478	$ 95,207	$ 107,640

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	Transamerica Index 75 VP		Transamerica Efficient Markets VP		Transamerica Hanlon Balanced VP
	Subaccount		Subaccount		Subaccount
	2009	2008(1)	2009(1)	2008	2009(1)	2008
Operations
Net investment income (loss)	$ (1,386)	$ (588)	$ (217)		$ (15,444)
Net realized capital gains (losses)
on investments	(18,143)	(3,842)	658		20,086
Net change in unrealized appreciation/
depreciation of investments	86,677	(27,621)	3,139		364,571
Increase (decrease) in net assets
from operations	67,148	(32,051)	3,580		369,213

Contract transactions
Net contract purchase payments	592,046	151,209	119,801		3,807,413
Transfer payments from (to) other
subaccounts or general account	5,193	24,779	8,956		827,793
Contract terminations, withdrawals,
and other deductions	(2,697)	(210)	-		(90,287)
Contract maintenance charges	(25,098)	(3,743)	(2,430)		(224,766)
Increase (decrease) in net assets
from contract transactions	569,444	172,035	126,327		4,320,153
Net increase (decrease) in net assets	636,592	139,984	129,907		4,689,366

Net assets:
Beginning of the period	139,984	-	-		-
End of the period	$ 776,576	$ 139,984	$ 129,907		$ 4,689,366

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	Transamerica Hanlon Growth & Income VP		Transamerica Hanlon Growth VP		Transamerica Hanlon Managed Income VP		Transamerica Van Kampen Large Cap Core VP
	Subaccount		Subaccount		Subaccount		Subaccount
	2009(1)	2008	2009(1)	2008	2009(1)	2008	2009(1)	2008
Operations
Net investment income (loss)	$ (21,876)		$ (37,543)		$ (53,899)		$ 1,595
Net realized capital gains (losses)
on investments	19,450		55,369		27,984		16,575
Net change in unrealized appreciation/
depreciation of investments	535,535		891,536		922,185		368,633
Increase (decrease) in net assets
from operations	533,109		909,362		896,270		386,803

Contract transactions
Net contract purchase payments	5,208,018		8,723,063		14,529,480		567,723
Transfer payments from (to) other
subaccounts or general account	1,254,000		1,256,340		2,727,309		1,245,207
Contract terminations, withdrawals,
and other deductions	(69,537)		(91,320)		(184,353)		(36,894)
Contract maintenance charges	(283,767)		(479,711)		(664,100)		(71,723)
Increase (decrease) in net assets
from contract transactions	6,108,714		9,408,372		16,408,336		1,704,313
Net increase (decrease) in net assets	6,641,823		10,317,734		17,304,606		2,091,116

Net assets:
Beginning of the period	-		-		-		-
End of the period	$ 6,641,823		$10,317,734		$ 17,304,606		$ 2,091,116

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	Transamerica Foxhall Emerging Markets/Pacific Rim VP		Transamerica Foxhall Global Conservative VP		Transamerica Foxhall Global Growth VP		Transamerica Foxhall Global Hard Asset VP
	Subaccount		Subaccount		Subaccount		Subaccount
	2009(1)	2008	2009(1)	2008	2009(1)	2008	2009(1)	2008
Operations
Net investment income (loss)	$ (31,560)		$ (5,226)		$ (31,282)		$ (17,180)
Net realized capital gains (losses)
on investments	17,663		2,638		20,043		2,210
Net change in unrealized appreciation/
depreciation of investments	646,180		4,646		669,014		174,021
Increase (decrease) in net assets
from operations	632,283		2,058		657,775		159,051

Contract transactions
Net contract purchase payments	10,012,448		1,579,853		10,222,693		5,829,931
Transfer payments from (to) other
subaccounts or general account	1,645,355		102,400		1,502,286		967,816
Contract terminations, withdrawals,
and other deductions	(91,086)		(15,300)		(61,823)		(44,307)
Contract maintenance charges	(361,454)		(66,726)		(337,143)		(201,268)
Increase (decrease) in net assets
from contract transactions	11,205,263		1,600,227		11,326,013		6,552,172
Net increase (decrease) in net assets	11,837,546		1,602,285		11,983,788		6,711,223

Net assets:
Beginning of the period	-		-		-		-
End of the period	$ 11,837,546		$ 1,602,285		$ 11,983,788		$6,711,223

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	Fidelity VIP Contrafund®		Fidelity VIP Equity-Income
	Subaccount		Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 40,265	$ (25,177)	$ 80,927	$ 133,992
Net realized capital gains (losses)
on investments	(926,165)	100,686	(743,307)	(280,058)
Net change in unrealized appreciation/
depreciation of investments	5,170,139	(10,806,864)	2,456,348	(5,265,445)
Increase (decrease) in net assets
from operations	4,284,239	(10,731,355)	1,793,968	(5,411,511)

Contract transactions
Net contract purchase payments	906,024	627,111	596,386	180,539
Transfer payments from (to) other
subaccounts or general account	44,028	(169,369)	(145,658)	(200,504)
Contract terminations, withdrawals,
and other deductions	(754,312)	(1,218,067)	(400,334)	(602,552)
Contract maintenance charges	(1,176,566)	(1,321,952)	(656,833)	(762,656)
Increase (decrease) in net assets
from contract transactions	(980,827)	(2,082,277)	(606,439)	(1,385,173)
Net increase (decrease) in net assets	3,303,412	(12,813,632)	1,187,529	(6,796,684)

Net assets:
Beginning of the period	13,278,218	26,091,850	6,617,524	13,414,208
End of the period	$ 16,581,630	$ 13,278,218	$ 7,805,053	$ 6,617,524

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	Fidelity VIP Growth Opportunities		Fidelity VIP Index 500
	Subaccount		Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ (18,104)	$ (34,484)	$ 103,552	$ 97,409
Net realized capital gains (losses)
on investments	(421,592)	274,183	(640,033)	15,323
Net change in unrealized appreciation/
depreciation of investments	1,506,210	(3,544,713)	2,164,818	(2,772,337)
Increase (decrease) in net assets
from operations	1,066,514	(3,305,014)	1,628,337	(2,659,605)

Contract transactions
Net contract purchase payments	657,772	-	1,659,809	1,752,153
Transfer payments from (to) other
subaccounts or general account	75,980	(631,938)	(26,648)	743,056
Contract terminations, withdrawals,
and other deductions	(154,081)	(280,053)	(320,472)	(143,275)
Contract maintenance charges	(312,275)	(384,366)	(600,068)	(635,184)
Increase (decrease) in net assets
from contract transactions	267,396	(1,296,357)	712,621	1,716,750
Net increase (decrease) in net assets	1,333,910	(4,601,371)	2,340,958	(942,855)

Net assets:
Beginning of the period	2,273,581	6,874,952	5,528,303	6,471,158
End of the period	$ 3,607,491	$ 2,273,581	$ 7,869,261	$ 5,528,303

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	ProFund VP Bull		ProFund VP Money Market
	Subaccount		Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 28,154	$ (11,304)	$ (254,514)	$ (23,551)
Net realized capital gains (losses)
on investments	516,535	(492,003)	-	-
Net change in unrealized appreciation/
depreciation of investments	817,138	52,607	-	-
Increase (decrease) in net assets
from operations	1,361,827	(450,700)	(254,514)	(23,551)

Contract transactions
Net contract purchase payments	-	-	-	-
Transfer payments from (to) other
subaccounts or general account	7,864,184	258,771	(12,198,716)	12,349,978
Contract terminations, withdrawals,
and other deductions	(216,846)	(43,110)	(2,202,616)	(2,129,563)
Contract maintenance charges	(291,455)	(73,628)	(2,085,818)	(1,980,578)
Increase (decrease) in net assets
from contract transactions	7,355,883	142,033	(16,487,150)	8,239,837
Net increase (decrease) in net assets	8,717,710	(308,667)	(16,741,664)	8,216,286

Net assets:
Beginning of the period	863,897	1,172,564	34,730,445	26,514,159
End of the period	$ 9,581,607	$ 863,897	$ 17,988,781	$ 34,730,445

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	ProFund VP NASDAQ-100		ProFund VP Short Small-Cap
	Subaccount		Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ (25,215)	$ (20,504)	$ (6,280)	$ 53,930
Net realized capital gains (losses)
on investments	727,676	(1,758,344)	(1,256,688)	342,690
Net change in unrealized appreciation/
depreciation of investments	479,428	32,334	(38,813)	(36,073)
Increase (decrease) in net assets
from operations	1,181,889	(1,746,514)	(1,301,781)	360,547

Contract transactions
Net contract purchase payments	-	-	-	4,035,306
Transfer payments from (to) other
subaccounts or general account	1,169,469	(9,218,351)	134,913	(943,792)
Contract terminations, withdrawals,
and other deductions	(142,074)	(88,784)	(119,360)	(61,880)
Contract maintenance charges	(219,762)	(152,209)	(236,489)	(181,097)
Increase (decrease) in net assets
from contract transactions	807,633	(9,459,344)	(220,936)	2,848,537
Net increase (decrease) in net assets	1,989,522	(11,205,858)	(1,522,717)	3,209,084

Net assets:
Beginning of the period	1,543,465	12,749,323	4,620,257	1,411,173
End of the period	$ 3,532,987	$ 1,543,465	$ 3,097,540	$ 4,620,257

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	ProFund VP Small-Cap		Access VP High Yield
	Subaccount		Subaccount
	2009	2008	2009	2008(1)
Operations
Net investment income (loss)	$ (10,218)	$ (12,538)	$ 453,506	$ 200,820
Net realized capital gains (losses)
on investments	122,830	(264,033)	(539,329)	(623,533)
Net change in unrealized appreciation/
depreciation of investments	41,372	11,164	1,013,822	24,181
Increase (decrease) in net assets
from operations	153,984	(265,407)	927,999	(398,532)

Contract transactions
Net contract purchase payments	-	-	9,441,671	8,558,653
Transfer payments from (to) other
subaccounts or general account	(376,266)	50,383	(12,105,635)	2,177,410
Contract terminations, withdrawals,
and other deductions	(38,526)	(34,155)	(243,227)	(82,253)
Contract maintenance charges	(87,180)	(102,621)	(333,510)	(113,311)
Increase (decrease) in net assets
from contract transactions	(501,972)	(86,393)	(3,240,701)	10,540,499
Net increase (decrease) in net assets	(347,988)	(351,800)	(2,312,702)	10,141,967

Net assets:
Beginning of the period	1,396,212	1,748,012	10,141,967	-
End of the period	$ 1,048,224	$ 1,396,212	$ 7,829,265	$ 10,141,967

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	ProFund VP Europe 30		ProFund VP Oil & Gas
	Subaccount		Subaccount
	2009	2008(1)	2009	2008(1)
Operations
Net investment income (loss)	$ 7,874	$ 2,909	$ (28,124)	$ (24,655)
Net realized capital gains (losses)
on investments	(22,837)	(99,345)	(556,289)	(873,890)
Net change in unrealized appreciation/
depreciation of investments	23,141	(10,062)	1,094,508	(993,256)
Increase (decrease) in net assets
from operations	8,178	(106,498)	510,095	(1,891,801)

Contract transactions
Net contract purchase payments	108,267	177,689	1,823,236	2,832,166
Transfer payments from (to) other
subaccounts or general account	128,259	158,997	692,390	1,274,012
Contract terminations, withdrawals,
and other deductions	(5,011)	(807)	(130,719)	(152,703)
Contract maintenance charges	(27,799)	(9,725)	(350,007)	(234,802)
Increase (decrease) in net assets
from contract transactions	203,716	326,154	2,034,900	3,718,673
Net increase (decrease) in net assets	211,894	219,656	2,544,995	1,826,872

Net assets:
Beginning of the period	219,656	-	1,826,872	-
End of the period	$ 431,550	$ 219,656	$ 4,371,867	$ 1,826,872

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	ProFund VP UltraSmall-Cap		ProFund VP Utilities
	Subaccount		Subaccount
	2009	2008(1)	2009	2008(1)
Operations
Net investment income (loss)	$ (12,498)	$ (2,603)	$ 28,427	$ 7,564
Net realized capital gains (losses)
on investments	757,711	(68,363)	(91,919)	(50,667)
Net change in unrealized appreciation/
depreciation of investments	228,814	60,779	194,081	(83,124)
Increase (decrease) in net assets
from operations	974,027	(10,187)	130,589	(126,227)

Contract transactions
Net contract purchase payments	1,038,134	1,813,225	933,252	649,865
Transfer payments from (to) other
subaccounts or general account	547,707	(1,340,799)	423,309	24,763
Contract terminations, withdrawals,
and other deductions	(34,225)	(367)	(32,898)	(35,299)
Contract maintenance charges	(81,870)	(29,609)	(72,512)	(56,570)
Increase (decrease) in net assets
from contract transactions	1,469,746	442,450	1,251,151	582,759
Net increase (decrease) in net assets	2,443,773	432,263	1,381,740	456,532

Net assets:
Beginning of the period	432,263	-	456,532	-
End of the period	$ 2,876,036	$ 432,263	$ 1,838,272	$ 456,532

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	ProFund VP Consumer Services		ProFund VP Pharmaceuticals
	Subaccount		Subaccount
	2009	2008(1)	2009	2008(1)
Operations
Net investment income (loss)	$ (1,046)	$ (247)	$ 6,177	$ 4,434
Net realized capital gains (losses)
on investments	21,078	(16,479)	(434,125)	(42,993)
Net change in unrealized appreciation/
depreciation of investments	13,891	3,592	102,503	(19,992)
Increase (decrease) in net assets
from operations	33,923	(13,134)	(325,445)	(58,551)

Contract transactions
Net contract purchase payments	14,871	136,028	4,917,811	220,330
Transfer payments from (to) other
subaccounts or general account	(6,835)	20,421	(4,284,194)	307,698
Contract terminations, withdrawals,
and other deductions	(2,863)	-	(58,889)	(8,352)
Contract maintenance charges	(8,805)	(3,255)	(94,585)	(16,055)
Increase (decrease) in net assets
from contract transactions	(3,632)	153,194	480,143	503,621
Net increase (decrease) in net assets	30,291	140,060	154,698	445,070

Net assets:
Beginning of the period	140,060	-	445,070	-
End of the period	$ 170,351	$ 140,060	$ 599,768	$ 445,070

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	ProFund VP Small-Cap Value		ProFund VP Falling US Dollar
	Subaccount		Subaccount
	2009	2008(1)	2009	2008(1)
Operations
Net investment income (loss)	$ (6,122)	$ (715)	$ 15,914	$ (38,788)
Net realized capital gains (losses)
on investments	28,184	(83,741)	(48,059)	(810,957)
Net change in unrealized appreciation/
depreciation of investments	136,186	(753)	41,880	(46,137)
Increase (decrease) in net assets
from operations	158,248	(85,209)	9,735	(895,882)

Contract transactions
Net contract purchase payments	913,638	111,243	-	15,981,213
Transfer payments from (to) other
subaccounts or general account	622,708	139,878	(37,807)	(13,778,067)
Contract terminations, withdrawals,
and other deductions	(41,904)	(3,753)	(52,476)	(251,474)
Contract maintenance charges	(73,163)	(7,163)	(70,729)	(295,688)
Increase (decrease) in net assets
from contract transactions	1,421,279	240,205	(161,012)	1,655,984
Net increase (decrease) in net assets	1,579,527	154,996	(151,277)	760,102

Net assets:
Beginning of the period	154,996	-	760,102	-
End of the period	$ 1,734,523	$ 154,996	$ 608,825	$ 760,102

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	ProFund VP Emerging Markets		ProFund VP International
	Subaccount		Subaccount
	2009	2008(1)	2009	2008(1)
Operations
Net investment income (loss)	$ (38,607)	$ 313	$ (26,013)	$ 1,812
Net realized capital gains (losses)
on investments	712,359	(919,320)	119,113	(129,050)
Net change in unrealized appreciation/
depreciation of investments	1,296,857	(15,503)	644,052	(118,865)
Increase (decrease) in net assets
from operations	1,970,609	(934,510)	737,152	(246,103)

Contract transactions
Net contract purchase payments	4,599,865	1,220,353	-	261,135
Transfer payments from (to) other
subaccounts or general account	4,379,484	542,646	4,766,406	409,510
Contract terminations, withdrawals,
and other deductions	(202,066)	(33,413)	(145,984)	(15,431)
Contract maintenance charges	(363,872)	(67,454)	(219,533)	(20,635)
Increase (decrease) in net assets
from contract transactions	8,413,411	1,662,132	4,400,889	634,579
Net increase (decrease) in net assets	10,384,020	727,622	5,138,041	388,476

Net assets:
Beginning of the period	727,622	-	388,476	-
End of the period	$ 11,111,642	$ 727,622	$ 5,526,517	$ 388,476

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	ProFund VP Asia 30		ProFund VP Japan
	Subaccount		Subaccount
	2009	2008(1)	2009	2008(1)
Operations
Net investment income (loss)	$ 7,249	$ 2,911	$ (238)	$ 10,157
Net realized capital gains (losses)
on investments	682,738	(225,502)	10,013	(40,713)
Net change in unrealized appreciation/
depreciation of investments	461,097	(260,813)	1,470	1,750
Increase (decrease) in net assets
from operations	1,151,084	(483,404)	11,245	(28,806)

Contract transactions
Net contract purchase payments	4,162,493	713,558	147,447	80,826
Transfer payments from (to) other
subaccounts or general account	1,272,743	448,911	(85,685)	11,950
Contract terminations, withdrawals,
and other deductions	(70,858)	(12,907)	(100)	(2,834)
Contract maintenance charges	(266,978)	(47,647)	(5,716)	(2,522)
Increase (decrease) in net assets
from contract transactions	5,097,400	1,101,915	55,946	87,420
Net increase (decrease) in net assets	6,248,484	618,511	67,191	58,614

Net assets:
Beginning of the period	618,511	-	58,614	-
End of the period	$ 6,866,995	$ 618,511	$ 125,805	$ 58,614

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	ProFund VP Short NASDAQ-100		ProFund VP U.S. Government Plus
	Subaccount		Subaccount
	2009	2008(1)	2009	2008(1)
Operations
Net investment income (loss)	$ (5,481)	$ 7,978	$ (24,816)	$ 4,026
Net realized capital gains (losses)
on investments	(471,284)	103,308	(196,988)	15,214
Net change in unrealized appreciation/
depreciation of investments	(58,391)	(19,694)	(1,532,913)	922,190
Increase (decrease) in net assets
from operations	(535,156)	91,592	(1,754,717)	941,430

Contract transactions
Net contract purchase payments	123,237	893,391	339,906	2,390,331
Transfer payments from (to) other
subaccounts or general account	22,825	309,482	54,875	1,024,157
Contract terminations, withdrawals,
and other deductions	(34,363)	(18,310)	(280,593)	(33,757)
Contract maintenance charges	(89,896)	(30,085)	(325,401)	(68,233)
Increase (decrease) in net assets
from contract transactions	21,802	1,154,478	(211,212)	3,312,498
Net increase (decrease) in net assets	(513,354)	1,246,070	(1,965,929)	4,253,928

Net assets:
Beginning of the period	1,246,070	-	4,253,928	-
End of the period	$ 732,716	$ 1,246,070	$ 2,287,999	$ 4,253,928

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	ProFund VP Basic Materials		ProFund VP Financials
	Subaccount		Subaccount
	2009	2008(1)	2009	2008(1)
Operations
Net investment income (loss)	$ 771	$ (12,807)	$ 13,195	$ 3,558
Net realized capital gains (losses)
on investments	(141,611)	(930,863)	62,655	(259,649)
Net change in unrealized appreciation/
depreciation of investments	1,155,542	(528,822)	315,058	(164,079)
Increase (decrease) in net assets
from operations	1,014,702	(1,472,492)	390,908	(420,170)

Contract transactions
Net contract purchase payments	3,171,975	1,772,463	802,269	362,764
Transfer payments from (to) other
subaccounts or general account	1,109,286	557,061	177,898	669,688
Contract terminations, withdrawals,
and other deductions	(97,709)	(97,287)	(32,092)	(27,651)
Contract maintenance charges	(205,366)	(152,134)	(105,602)	(29,015)
Increase (decrease) in net assets
from contract transactions	3,978,186	2,080,103	842,473	975,786
Net increase (decrease) in net assets	4,992,888	607,611	1,233,381	555,616

Net assets:
Beginning of the period	607,611	-	555,616	-
End of the period	$ 5,600,499	$ 607,611	$ 1,788,997	$ 555,616

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	ProFund VP Precious Metals		ProFund VP Telecommunications
	Subaccount		Subaccount
	2009	2008(1)	2009	2008(1)
Operations
Net investment income (loss)	$ 443	$ 52,942	$ 7,269	$ 3,507
Net realized capital gains (losses)
on investments	52,748	(1,483,769)	(9,671)	(442,528)
Net change in unrealized appreciation/
depreciation of investments	686,357	23,235	(2,482)	7,234
Increase (decrease) in net assets
from operations	739,548	(1,407,592)	(4,884)	(431,787)

Contract transactions
Net contract purchase payments	6,970,839	2,556,451	-	1,047,254
Transfer payments from (to) other
subaccounts or general account	(3,445,629)	1,260,436	(168,705)	(123,103)
Contract terminations, withdrawals,
and other deductions	(178,130)	(94,633)	(17,020)	(23,722)
Contract maintenance charges	(371,109)	(148,959)	(14,415)	(20,137)
Increase (decrease) in net assets
from contract transactions	2,975,971	3,573,295	(200,140)	880,292
Net increase (decrease) in net assets	3,715,519	2,165,703	(205,024)	448,505

Net assets:
Beginning of the period	2,165,703	-	448,505	-
End of the period	$ 5,881,222	$ 2,165,703	$ 243,481	$ 448,505

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	ProFund VP Mid-Cap		ProFund VP Short Emerging Markets
	Subaccount		Subaccount
	2009	2008(1)	2009	2008(1)
Operations
Net investment income (loss)	$ (15,341)	$ 5	$ (8,256)	$ (5,113)
Net realized capital gains (losses)
on investments	29,686	(180,794)	(918,285)	176,581
Net change in unrealized appreciation/
depreciation of investments	497,716	(71,831)	248,470	(341,719)
Increase (decrease) in net assets
from operations	512,061	(252,620)	(678,071)	(170,251)

Contract transactions
Net contract purchase payments	4,453,118	553,298	-	1,695,128
Transfer payments from (to) other
subaccounts or general account	301,335	512,731	(319,382)	237,574
Contract terminations, withdrawals,
and other deductions	(69,377)	(9,381)	(81,994)	(18,993)
Contract maintenance charges	(132,664)	(20,327)	(122,465)	(56,671)
Increase (decrease) in net assets
from contract transactions	4,552,412	1,036,321	(523,841)	1,857,038
Net increase (decrease) in net assets	5,064,473	783,701	(1,201,912)	1,686,787

Net assets:
Beginning of the period	783,701	-	1,686,787	-
End of the period	$ 5,848,174	$ 783,701	$ 484,875	$ 1,686,787

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	ProFund VP Short International		Franklin Templeton VIP Founding Funds Allocation	Alliance Bernstein Balanced Wealth Strategy Portfolio
	Subaccount		Subaccount	Subaccount
	2009	2008(1)	2009(1)	2009(1)
Operations
Net investment income (loss)	$ (13,890)	$ (5,035)	$ 3,570	$ (444)
Net realized capital gains (losses)
on investments	(688,509)	160,273	4,385	11,616
Net change in unrealized appreciation/
depreciation of investments	(97)	(190,184)	8,328	10,450
Increase (decrease) in net assets
from operations	(702,496)	(34,946)	16,283	21,622

Contract transactions
Net contract purchase payments	224,990	1,894,065	151,357	154,771
Transfer payments from (to) other
subaccounts or general account	(168,759)	66,744	33,928	104,350
Contract terminations, withdrawals,
and other deductions	(126,448)	(24,509)	-	(2,504)
Contract maintenance charges	(205,346)	(63,671)	(4,140)	(5,390)
Increase (decrease) in net assets
from contract transactions	(275,564)	1,872,629	181,145	251,227
Net increase (decrease) in net assets	(978,060)	1,837,683	197,428	272,849

Net assets:
Beginning of the period	1,837,683	-	-	-
End of the period	$ 859,623	$ 1,837,683	$ 197,428	$ 272,849

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

1.	Organization and Summary of Significant Accounting Policies
Organization

The WRL Series Life Account (the "Life Account" or the "Company") was established as a variable life insurance separate account of Western Reserve Life Assurance Co. of Ohio ("WRL" or the "depositor") and is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  The Life Account encompasses the following tax-deferred variable life Contracts (the "Contracts") issued by WRL:

Class A:
WRL Freedom Builder
WRL Freedom Elite
WRL Freedom Equity Protector
WRL Freedom Wealth Protector
WRL Freedom Elite Builder
WRL Freedom Elite Advisor

Class B:
WRL Freedom Xcelerator

Class C:
WRL For Life

Class E:
WRL Freedom Elite Builder

Subaccount Investment by Series Fund:
Transamerica Series Trust (TST) - Initial Class
Transamerica JPMorgan Core Bond VP	Transamerica Balanced VP
Transamerica Asset Allocation - Conservative Portfolio VP	Transamerica Convertible Securities VP
Transamerica Asset Allocation - Growth Portfolio VP	Transamerica Equity VP
Transamerica Asset Allocation - Moderate Growth Portfolio VP	Transamerica Growth Opportunities VP
Transamerica Asset Allocation - Moderate Portfolio VP	Transamerica Money Market VP
Transamerica MFS International Equity VP	Transamerica Small/Mid-Cap Value VP
Transamerica Clarion Global Real Estate Securities VP	Transamerica U.S. Government Securities VP
Transamerica Federated Market Opportunity VP	Transamerica Value Balanced VP
Transamerica Science & Technology VP	Transamerica Van Kampen Mid-Cap Growth VP
Transamerica International Moderate Growth Fund VP	Transamerica Index 50 VP
Transamerica JPMorgan Mid Cap Value VP	Transamerica Index 75 VP
Transamerica JPMorgan Enhanced Index VP	Transamerica Efficient Markets VP
Transamerica Marsico Growth VP	Transamerica Hanlon Balanced VP
Transamerica BlackRock Large Cap Value VP	Transamerica Hanlon Growth & Income VP
Transamerica AEGON High Yield Bond VP	Transamerica Hanlon Growth VP
Transamerica Munder Net50 VP	Transamerica Hanlon Managed Income VP
Transamerica PIMCO Total Return VP	Transamerica Van Kampen Large Cap Core VP
Transamerica Focus VP	Transamerica Foxhall Emerging Markets/Pacific Rim VP

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

1.	Organization and Summary of Significant Accounting Policies (continued)
	Transamerica T. Rowe Price Equity Income VP	Transamerica Foxhall Global Conservative VP
	Transamerica T. Rowe Price Small Cap VP	Transamerica Foxhall Global Growth VP
	Transamerica Templeton Global VP	Transamerica Foxhall Global Hard Asset VP
Transamerica Third Avenue Value VP
Fidelity Variable Insurance Products Fund (VIP) - Service Class 2
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Opportunities Portfolio
Fidelity VIP Index 500 Portfolio
ProFunds Trust - Initial Class
ProFund VP Bull
ProFund VP NASDAQ-100
ProFund VP Small-Cap
ProFund VP Short Small-Cap
ProFund VP Money Market
Access VP High Yield
ProFund VP Europe 30
ProFund VP Oil & Gas
ProFund VP UltraSmall-Cap
ProFund VP Utilities
ProFund VP Consumer Services
ProFund VP Pharmaceuticals
ProFund VP Small-Cap Value
ProFund VP Falling US Dollar
ProFund VP Emerging Markets
ProFund VP International
ProFund VP Asia 30
ProFund VP Japan
ProFund VP Short NASDAQ-100
ProFund VP U.S. Government Plus
ProFund VP Basic Materials
ProFund VP Financials
ProFund VP Precious Metals
ProFund VP Telecommunications
ProFund VP Mid-Cap
ProFund VP Short Emerging Markets
ProFund VP Short International

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

1.	Organization and Summary of Significant Accounting Policies (continued)
Franklin Templeton - Initial Class
Franklin Templeton VIP Founding Funds Allocation
Alliance Bernstein - Initial Class
Alliance Bernstein Balanced Wealth Strategy Portfolio

Each period reported on reflects a full twelve month period except as follows:
Subaccount	Inception Date
Transamerica MFS International Equity VP	May 1, 2006
ProFund VP Bull	June 12, 2006
ProFund VP Money Market	June 12, 2006
ProFund VP NASDAQ-100	June 12, 2006
ProFund VP Short Small-Cap	June 12, 2006
ProFund VP Small-Cap	June 12, 2006
Access VP High Yield	February 28, 2008
ProFund VP Europe 30	February 28, 2008
ProFund VP Oil & Gas	February 28, 2008
ProFund VP Ultra Small-Cap	February 28, 2008
ProFund VP Utilities	February 28, 2008
ProFund VP Consumer Services	February 28, 2008
ProFund VP Pharmaceuticals	February 28, 2008
ProFund VP Small-Cap Value	February 28, 2008
ProFund VP Falling US Dollar	February 28, 2008
ProFund VP Emerging Markets	February 28, 2008
ProFund VP International	February 28, 2008
ProFund VP Asia 30	February 28, 2008
ProFund VP Japan	February 28, 2008
ProFund VP Short NASDAQ-100	February 28, 2008
ProFund VP U.S. Government Plus	February 28, 2008
ProFund VP Basic Materials	February 28, 2008
ProFund VP Financials	February 28, 2008
ProFund VP Precious Metals	February 28, 2008
ProFund VP Telecommunications	February 28, 2008
ProFund VP Mid-Cap	February 28, 2008
ProFund VP Short Emerging Markets	February 28, 2008
ProFund VP Short International	February 28, 2008
Transamerica Index 50 VP	May 1, 2008

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

1.	Organization and Summary of Significant Accounting Policies (continued)
Transamerica Index 75 VP	May 1, 2008
Transamerica Efficient Markets VP	May 1, 2009
Transamerica Hanlon Balanced VP	May 1, 2009
Transamerica Hanlon Growth & Income VP	May 1, 2009
Transamerica Hanlon Growth VP	May 1, 2009
Transamerica Hanlon Managed Income VP	May 1, 2009
Transamerica Van Kampen Large Cap Core VP	May 1, 2009
Franklin Templeton VIP Founding Funds Allocation	May 1, 2009
Alliance Bernstein Balanced Wealth Strategy Portfolio	May 1, 2009
Transamerica Foxhall Emerging Markets/Pacific Rim VP	July 1, 2009
Transamerica Foxhall Global Conservative VP	July 1, 2009
Transamerica Foxhall Global Growth VP	July 1, 2009
Transamerica Foxhall Global Hard Asset VP	July 1, 2009

The following Portfolio name changes were made effective during the fiscal year ended December 31, 2009:
Portfolio	Formerly
Transamerica AEGON High Yield Bond VP	Transamerica MFS High Yield VP
Transamerica Focus VP	Transamerica Legg Mason Partners All Cap VP

The following Portfolio mergers were made effective during the fiscal year ended December 31, 2009:
Portfolio	Formerly
Transamerica Templeton Global VP	Transamerica Capital Guardian Global VP
Transamerica Van Kampen Large Cap Core VP	Transamerica Capital Guardian U.S. Equity VP
Transamerica BlackRock Large Cap Value VP	Transamerica Capital Guardian Value VP

Investments

Net purchase payments received by the Life Account are invested in the portfolios of the Series Funds, as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2009.

Realized capital gains and losses from the sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the life account are included in the Statements of Operations.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

1.	Organization and Summary of Significant Accounting Policies (continued)

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

On July 1, 2009, the FASB Accounting Standards CodificationTM (ASC or the Codification) was launched as the single source of authoritative nongovernmental accounting principles generally accepted in the United States (GAAP).  Guidance in the Codification is organized by Topic, each representing a collection of related guidance (e.g., Financial Services—Insurance).  Topics are further subdivided into Subtopics (e.g., Insurance Activities), and Sections (e.g., Recognition, Measurement, or Disclosure).  All guidance contained in the Codification carries an equal level of authority.  The Mutual Fund Account adopted guidance that establishes the Codification as the source of authoritative GAAP for the period ended September 30, 2009.  The adoption required updates to the Mutual Fund Account’s financial statement disclosures, but did not impact the results of operations or financial position.  This guidance was formerly known as Statement of Financial Accounting Standards (SFAS) No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles, a replacement of FASB Statement No. 162.

As of December 31, 2009, the Company adopted ASC 855, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.  The adoption did not impact the Mutual Fund Account’s financial statements.  Management has evaluated the financial statements for subsequent events through the date which the financial statements are issued.  This guidance was formerly known as SFAS No. 165, Subsequent Events.

Effective January 1, 2008, the Mutual Fund Account adopted ASC 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosures about fair value measurements.  The adoption did not have a material impact on the Mutual Fund Account’s financial statements.  This guidance was formerly known as SFAS No. 157, Fair Value Measurements.  See Note 8 to the financial statements for additional disclosure.

The financial statements included herein have been prepared in accordance with GAAP for variable life separate accounts registered as unit investment trusts.  The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities.  Actual results could differ from those estimates.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

2.	Investments
The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2009 were as follows:

	Purchases	Sales
Transamerica Series Trust (TST) - Initial Class
Transamerica JPMorgan Core Bond VP	$ 13,524,568	$ 11,458,360
Transamerica Asset Allocation - Conservative Portfolio VP	10,064,242	12,400,371
Transamerica Asset Allocation - Growth Portfolio VP	42,640,881	25,439,146
Transamerica Asset Allocation - Moderate Growth Portfolio VP	38,701,910	28,298,253
Transamerica Asset Allocation - Moderate Portfolio VP	19,329,758	19,504,251
Transamerica MFS International Equity VP	3,200,564	5,710,856
Transamerica Clarion Global Real Estate Securities VP	2,657,458	6,638,553
Transamerica Federated Market Opportunity VP	11,944,989	12,926,719
Transamerica Science & Technology VP	2,699,273	1,873,022
Transamerica International Moderate Growth Fund VP	2,283,365	1,893,215
Transamerica JPMorgan Mid Cap Value VP	369,650	1,477,351
Transamerica JPMorgan Enhanced Index VP	417,025	339,283
Transamerica Marsico Growth VP	3,650,842	4,258,562
Transamerica BlackRock Large Cap Value VP	5,193,730	6,222,668
Transamerica AEGON High Yield Bond VP	12,005,073	2,635,233
Transamerica Munder Net50 VP	4,536,362	1,679,633
Transamerica PIMCO Total Return VP	17,342,328	8,032,018
Transamerica Focus VP	1,472,011	3,951,684
Transamerica T. Rowe Price Equity Income VP	2,459,299	3,279,739
Transamerica T. Rowe Price Small Cap VP	5,604,887	5,853,819
Transamerica Templeton Global VP	4,698,541	17,236,621
Transamerica Third Avenue Value VP	8,242,925	9,969,314
Transamerica Balanced VP	1,130,295	909,701
Transamerica Convertible Securities VP	517,070	804,692
Transamerica Equity VP	12,629,830	53,340,305
Transamerica Growth Opportunities VP	3,956,566	7,949,214
Transamerica Money Market VP	17,169,850	57,631,314
Transamerica Small/Mid-Cap Value VP	5,739,367	3,461,096
Transamerica U.S. Government Securities VP	4,879,317	16,721,294

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

2.	Investments (continued)
		Purchases	Sales
	Transamerica Value Balanced VP	$ 4,239,519	$ 12,871,604
	Transamerica Van Kampen Mid-Cap Growth VP	6,289,900	21,841,707
	Transamerica Index 50 VP	221,941	235,087
	Transamerica Index 75 VP	665,266	97,208
	Transamerica Efficient Markets VP	145,214	19,102
	Transamerica Hanlon Balanced VP	4,536,390	231,680
	Transamerica Hanlon Growth & Income VP	6,337,991	251,154
	Transamerica Hanlon Growth VP	10,448,252	1,077,422
	Transamerica Hanlon Managed Income VP	16,707,407	352,965
	Transamerica Van Kampen Large Cap Core VP	2,029,047	323,503
	Transamerica Foxhall Emerging Markets/Pacific Rim VP	11,501,234	327,532
	Transamerica Foxhall Global Conservative VP	1,777,159	182,158
	Transamerica Foxhall Global Growth VP	11,605,070	310,340
	Transamerica Foxhall Global Hard Asset VP	6,662,872	127,878
Fidelity Variable Insurance Products Fund (VIP) - Service Class 2
	Fidelity VIP Contrafund® Portfolio	1,055,467	1,982,285
	Fidelity VIP Equity-Income Portfolio	783,570	1,309,143
	Fidelity VIP Growth Opportunities Portfolio	862,232	621,300
	Fidelity VIP Index 500 Portfolio	2,590,754	1,644,307
ProFunds Trust - Initial Class
	ProFund VP Bull	16,702,944	9,318,856
	ProFund VP NASDAQ-100	8,131,660	7,345,841
	ProFund VP Small-Cap	51,820,157	52,333,133
	ProFund VP Short Small-Cap	119,942,406	120,169,410
	ProFund VP Money Market	152,252,824	168,994,489
	Access VP High Yield	13,440,891	16,228,105
	ProFund VP Europe 30	3,685,096	3,473,510
	ProFund VP Oil & Gas	4,262,545	1,830,242
	ProFund VP UltraSmall-Cap	64,110,580	62,664,752
	ProFund VP Utilities	2,231,779	952,202
	ProFund VP Consumer Services	353,960	358,638
	ProFund VP Pharmaceuticals	5,771,827	5,285,505
	ProFund VP Small-Cap Value	3,632,276	2,217,120
	ProFund VP Falling US Dollar	1,055,767	1,200,873
	ProFund VP Emerging Markets	14,958,693	6,584,127
	ProFund VP International	9,992,088	5,617,222
	ProFund VP Asia 30	10,302,760	4,699,294

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

2.	Investments (continued)
	Purchases	Sales
ProFund VP Japan	$ 372,831	$ 317,122
ProFund VP Short NASDAQ-100	2,262,220	2,245,908
ProFund VP U.S. Government Plus	5,977,283	5,114,467
ProFund VP Basic Materials	6,214,890	2,236,971
ProFund VP Financials	2,433,384	1,577,720
ProFund VP Precious Metals	10,130,865	7,154,519
ProFund VP Telecommunications	538,817	731,693
ProFund VP Mid-Cap	7,067,581	2,530,514
ProFund VP Short Emerging Markets	1,241,282	1,773,390
ProFund VP Short International	2,137,305	2,272,896
Franklin Templeton - Initial Class
Franklin Templeton VIP Founding Funds Allocation	215,392	30,677
Alliance Bernstein - Initial Class
Alliance Bernstein Balanced Wealth Strategy Portfolio	369,203	118,419

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Transamerica JPMorgan Core Bond VP	Transamerica Asset Allocation - Conservative VP	Transamerica Asset Allocation - Growth VP	Transamerica Asset Allocation - Moderate Growth VP	Transamerica Asset Allocation - Moderate VP	Transamerica MFS International Equity VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2008	1,502,535	2,022,246	20,795,625	23,093,759	6,903,785	4,520,343
Units purchased	1,080,006	2,954,569	7,473,574	7,427,728	3,036,142	956,094
Units redeemed and
transferred	(1,010,534)	(1,611,871)	(8,285,822)	(8,573,968)	(3,183,429)	(1,675,367)
Units outstanding at
December 31, 2008	1,572,007	3,364,944	19,983,377	21,947,519	6,756,498	3,801,070
Units purchased	896,991	1,564,449	7,170,419	6,503,158	2,790,806	977,992
Units redeemed and
transferred	(878,081)	(1,932,253)	(7,531,879)	(7,287,962)	(3,290,016)	(1,301,496)
Units outstanding at
December 31, 2009	1,590,917	2,997,140	19,621,917	21,162,715	6,257,288	3,477,566

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

	Transamerica Clarion Global Real Estate Securities VP	Transamerica Federated Market Opportunity VP	Transamerica Science & Technology VP	Transamerica International Moderate Growth VP	Transamerica JPMorgan Mid Cap Value VP	Transamerica JPMorgan Enhanced Index VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2008	2,640,827	3,025,316	4,217,537	779,229	853,180	162,659
Units purchased	691,468	1,236,394	1,904,366	907,217	17,068	52,678
Units redeemed and
transferred	(1,211,903)	(1,485,000)	(2,862,582)	(631,489)	(207,619)	(71,484)
Units outstanding at
December 31, 2008	2,120,392	2,776,710	3,259,321	1,054,957	662,629	143,853
Units purchased	739,041	1,002,599	1,789,761	674,116	24,446	58,081
Units redeemed and
transferred	(940,938)	(1,323,754)	(1,592,058)	(643,827)	(143,223)	(55,050)
Units outstanding at
December 31, 2009	1,918,495	2,455,555	3,457,024	1,085,246	543,852	146,884

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

	Transamerica Marsico Growth VP	Transamerica BlackRock Large Cap Value VP	Transamerica AEGON High Yield Bond VP	Transamerica Munder Net50 VP	Transamerica PIMCO Total Return VP	Transamerica Focus VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2008	1,667,559	2,530,736	102,108	1,360,761	1,060,366	2,656,984
Units purchased	650,810	517,030	81,001	658,664	1,760,367	521,193
Units redeemed and
transferred	(863,890)	(867,699)	(88,419)	(937,320)	(1,318,922)	(874,926)
Units outstanding at
December 31, 2008	1,454,479	2,180,067	94,690	1,082,105	1,501,811	2,303,251
Units purchased	787,351	731,798	1,180,276	922,899	1,893,853	505,723
Units redeemed and
transferred	(886,798)	(815,592)	(431,529)	(632,967)	(1,345,674)	(780,938)
Units outstanding at
December 31, 2009	1,355,032	2,096,273	843,437	1,372,037	2,049,990	2,028,036

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

	Transamerica T. Rowe Price Equity Income VP	Transamerica T. Rowe Price Small Cap VP	Transamerica Templeton Global VP	Transamerica Third Avenue Value VP	Transamerica Balanced VP	Transamerica Convertible Securities VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2008	2,182,402	1,727,599	9,194,475	4,281,762	440,115	279,677
Units purchased	537,474	631,660	1,520,193	1,007,585	175,355	287,731
Units redeemed and
transferred	(817,988)	(716,090)	(2,443,319)	(1,610,565)	(252,751)	(301,244)
Units outstanding at
December 31, 2008	1,901,888	1,643,169	8,271,349	3,678,782	362,719	266,164
Units purchased	612,831	996,943	1,562,195	1,040,099	189,191	101,575
Units redeemed and
transferred	(787,683)	(1,059,429)	(2,242,045)	(1,363,191)	(176,859)	(134,497)
Units outstanding at
December 31, 2009	1,727,036	1,580,683	7,591,499	3,355,690	375,051	233,242

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

	Transamerica Equity VP	Transamerica Growth Opportunities VP	Transamerica Money Market VP	Transamerica Small/MidCap Value VP	Transamerica U.S. Government Securities VP	Transamerica Value Balanced VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2008	54,982,922	4,037,636	3,033,916	1,276,888	117,328	5,844,018
Units purchased	8,468,270	1,009,736	6,147,354	919,671	2,096,907	746,715
Units redeemed and
transferred	(13,615,876)	(1,534,409)	(3,670,108)	(794,972)	(518,698)	(1,487,945)
Units outstanding at
December 31, 2008	49,835,316	3,512,963	5,511,162	1,401,587	1,695,537	5,102,788
Units purchased	9,401,184	1,115,145	3,253,870	999,795	914,893	726,853
Units redeemed and
transferred	(13,326,851)	(1,410,933)	(5,369,540)	(864,624)	(1,862,687)	(1,344,719)
Units outstanding at
December 31, 2009	45,909,649	3,217,175	3,395,492	1,536,758	747,743	4,484,922

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

	Transamerica Van Kampen Mid-Cap Growth VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Efficient Markets VP	Transamerica Hanlon Balanced VP	Transamerica Hanlon Growth & Income VP
	Subaccount	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Units outstanding at
January 1, 2008	7,648,279	-	-	-	-	-
Units purchased	1,321,795	20,884	21,215	-	-	-
Units redeemed and
transferred	(2,068,491)	(7,806)	(1,950)	-	-	-
Units outstanding at
December 31, 2008	6,901,583	13,078	19,265	-	-	-
Units purchased	1,598,559	31,212	86,400	12,940	498,581	694,889
Units redeemed and
transferred	(1,994,203)	(34,308)	(18,492)	(2,235)	(84,898)	(110,464)
Units outstanding at
December 31, 2009	6,505,939	9,982	87,173	10,705	413,683	584,425

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

	Transamerica Hanlon Growth VP	Transamerica Hanlon Managed Income VP	Transamerica Van Kampen Large Cap Core VP	Transamerica Foxhall Emerging Markets/Pacific Rim VP	Transamerica Foxhall Global Conservative VP	Transamerica Foxhall Global Growth VP
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Units outstanding at
January 1, 2008	-	-	-	-	-	-
Units purchased	-	-	-	-	-	-
Units redeemed and
transferred	-	-	-	-	-	-
Units outstanding at
December 31, 2008	-	-	-	-	-	-
Units purchased	1,183,663	1,867,162	201,631	1,263,801	198,162	1,237,967
Units redeemed and
transferred	(282,900)	(297,871)	(43,121)	(179,151)	(38,678)	(146,889)
Units outstanding at
December 31, 2009	900,763	1,569,291	158,510	1,084,650	159,484	1,091,078

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

	Transamerica Foxhall Global Hard Asset VP	Fidelity VIP Contrafund®	Fidelity VIP Equity-Income	Fidelity VIP Growth Opportunities	Fidelity VIP Index 500	ProFund VP Bull
	Subaccount(1)	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2008	-	1,662,224	892,431	661,082	457,757	99,749
Units purchased	-	448,312	147,356	242,767	395,902	1,680,604
Units redeemed and
transferred	-	(621,148)	(262,986)	(412,133)	(221,662)	(1,661,415)
Units outstanding at
December 31, 2008	-	1,489,388	776,801	491,716	631,997	118,938
Units purchased	746,838	348,635	198,440	306,282	441,376	2,395,456
Units redeemed and
transferred	(95,050)	(452,706)	(263,494)	(256,805)	(355,544)	(1,445,045)
Units outstanding at
December 31, 2009	651,788	1,385,317	711,747	541,193	717,829	1,069,349

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

	ProFund VP Money Market	ProFund VP NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap	Access VP High Yield	ProFund VP Europe 30
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount(1)	Subaccount(1)
Units outstanding at
January 1, 2008	2,531,148	956,045	154,615	160,363	-	-
Units purchased	17,657,831	1,435,455	8,068,591	4,124,862	3,336,212	124,323
Units redeemed and
transferred	(16,872,833)	(2,188,397)	(7,812,213)	(4,085,247)	(2,312,093)	(87,764)
Units outstanding at
December 31, 2008	3,316,146	203,103	410,993	199,978	1,024,119	36,559
Units purchased	19,298,431	1,349,562	13,561,712	7,553,912	1,534,177	574,713
Units redeemed and
transferred	(20,882,590)	(1,243,030)	(13,561,073)	(7,633,750)	(1,876,098)	(556,539)
Units outstanding at
December 31, 2009	1,731,987	309,635	411,632	120,140	682,198	54,733

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

	ProFund VP Oil & Gas	ProFund VP UltraSmall-Cap	ProFund VP Utilities	ProFund VP Consumer Services	ProFund VP Pharmaceuticals	ProFund VP Small-Cap Value
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Units outstanding at
January 1, 2008	-	-	-	-	-	-
Units purchased	1,687,256	7,335,651	517,263	38,037	121,806	89,030
Units redeemed and
transferred	(1,399,682)	(7,228,035)	(456,256)	(18,200)	(70,199)	(67,570)
Units outstanding at
December 31, 2008	287,574	107,616	61,007	19,837	51,607	21,460
Units purchased	1,049,560	18,221,991	395,387	70,136	759,394	587,797
Units redeemed and
transferred	(735,939)	(17,814,864)	(232,585)	(71,370)	(751,004)	(408,076)
Units outstanding at
December 31, 2009	601,195	514,743	223,809	18,603	59,997	201,181

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

	ProFund VP Falling US Dollar	ProFund VP Emerging Markets	ProFund VP International	ProFund VP Asia 30	ProFund VP Japan	ProFund VP Short NASDAQ-100
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Units outstanding at
January 1, 2008	-	-	-	-	-	-
Units purchased	2,755,007	1,210,714	191,549	376,084	111,246	537,935
Units redeemed and
transferred	(2,671,349)	(1,066,027)	(126,783)	(263,970)	(102,224)	(439,666)
Units outstanding at
December 31, 2008	83,658	144,687	64,766	112,114	9,022	98,269
Units purchased	257,616	2,823,166	1,708,210	1,777,409	69,637	576,960
Units redeemed and
transferred	(275,851)	(1,595,340)	(1,027,621)	(1,075,481)	(60,957)	(576,971)
Units outstanding at
December 31, 2009	65,423	1,372,513	745,355	814,042	17,702	98,258

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

	ProFund VP U.S. Government Plus	ProFund VP Basic Materials	ProFund VP Financials	ProFund VP Precious Metals	ProFund VP Telecommunications	ProFund VP Mid-Cap
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Units outstanding at
January 1, 2008	-	-	-	-	-	-
Units purchased	459,410	1,426,984	375,194	1,737,640	440,032	264,057
Units redeemed and
transferred	(175,872)	(1,297,432)	(270,608)	(1,372,609)	(381,977)	(142,760)
Units outstanding at
December 31, 2008	283,538	129,552	104,586	365,031	58,055	121,297
Units purchased	751,229	1,351,279	763,504	2,305,622	97,255	1,114,900
Units redeemed and
transferred	(806,417)	(739,019)	(572,710)	(1,931,880)	(125,696)	(549,094)
Units outstanding at
December 31, 2009	228,350	741,812	295,380	738,773	29,614	687,103

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

	ProFund VP Short Emerging Markets	ProFund VP Short International	Franklin Templeton VIP Founding Funds Allocation	Alliance Bernstein Balanced Wealth Strategy Portfolio
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Units outstanding at
January 1, 2008	-	-	-	-
Units purchased	618,850	347,501	-	-
Units redeemed and
transferred	(490,438)	(203,829)	-	-
Units outstanding at
December 31, 2008	128,412	143,672	-	-
Units purchased	426,409	596,330	18,037	32,224
Units redeemed and
transferred	(482,222)	(642,792)	(2,657)	(10,326)
Units outstanding at
December 31, 2009	72,599	97,210	15,380	21,898

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

4.	Financial Highlights
The Mutual Fund Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual's policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Sub account	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio	Net Assets	Invest ment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Corresponding to Lowest to Highest Expense Ratio***
Transamerica JPMorgan Core Bond VP
12/31/2009	1,590,917	$12.46	to	$11.09	$54,892,177	4.57%	0.00%	to	1.50%	9.58	to	7.96%
12/31/2008	1,572,007	11.37	to	10.27	50,786,352	4.47	0.00	to	1.50	5.58	to	2.72
12/31/2007	1,502,535	10.77	to	33.47	47,127,749	5.18	0.00	to	0.90	6.94	to	5.98
12/31/2006	1,495,262	10.07	to	31.58	45,300,971	5.23	0.00	to	0.90	0.69	to	2.99
12/31/2005	1,616,926	10.64	to	30.66	48,334,703	5.24	€ 0.75	to	0.90	1.53	to	1.39
Transamerica Asset Allocation - Conservative VP
12/31/2009	2,997,140	10.72	to	10.15	41,211,153	4.38	0.00	to	1.50	25.22	to	23.37
12/31/2008	3,364,944	8.56	to	8.22	37,299,335	3.14	0.00	to	1.50	(21.18)	to	(17.75)
12/31/2007	2,022,246	10.86	to	14.27	28,741,879	3.22	0.00	to	0.90	6.38	to	5.43
12/31/2006	1,859,642	10.21	to	13.53	25,092,450	3.28	0.00	to	0.90	2.12	to	8.47
12/31/2005	1,894,040	11.81	to	12.48	23,572,436	2.78	€ 0.75	to	0.90	4.40	to	4.25
Transamerica Asset Allocation - Growth VP
12/31/2009	19,621,917	8.81	to	8.80	245,375,296	2.77	0.00	to	1.50	29.82	to	27.90
12/31/2008	19,983,377	6.79	to	6.88	194,363,564	2.92	0.00	to	1.50	(39.63)	to	(31.18)
12/31/2007	20,795,625	11.25	to	16.22	337,873,349	2.30	0.00	to	0.90	7.76	to	6.79
12/31/2006	17,905,414	10.44	to	15.19	272,418,228	0.96	0.00	to	0.90	4.36	to	14.59
12/31/2005	13,233,464	13.36	to	13.25	175,590,028	0.49	€ 0.75	to	0.90	11.40	to	11.24

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

4.	Financial Highlights (continued)
Sub account	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio	Net Assets	Invest ment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Corresponding to Lowest to Highest Expense Ratio***
Transamerica Asset Allocation - Moderate Growth VP
12/31/2009	21,162,715	$9.62	to	$9.41	281,532,459	3.37%	0.00%	to	1.50%	28.16	to	26.26%
12/31/2008	21,947,519	7.51	to	7.45	229,931,170	3.02	0.00	to	1.50	(32.76)	to	(25.47)
12/31/2007	23,093,759	11.16	to	15.77	363,338,011	2.40	0.00	to	0.90	7.81	to	6.84
12/31/2006	20,972,352	10.35	to	14.76	308,893,207	1.64	0.00	to	0.90	3.55	to	12.82
12/31/2005	16,902,523	12.91	to	13.08	220,729,099	1.18	€ 0.75	to	0.90	9.09	to	8.93
Transamerica Asset Allocation - Moderate VP
12/31/2009	6,257,288	10.41	to	9.88	86,014,287	4.21	0.00	to	1.50	26.40	to	24.53
12/31/2008	6,756,498	8.23	to	7.93	74,201,260	3.46	0.00	to	1.50	(25.96)	to	(20.67)
12/31/2007	6,903,785	11.12	to	15.06	103,347,293	3.01	0.00	to	0.90	7.96	to	6.99
12/31/2006	6,462,891	10.30	to	14.08	90,505,789	2.68	0.00	to	0.90	3.01	to	10.49
12/31/2005	5,643,157	12.30	to	12.74	71,608,709	1.89	€ 0.75	to	0.90	6.64	to	6.49
Transamerica MFS International Equity VP
12/31/2009	3,477,566	8.65	to	9.32	44,762,291	2.77	0.00	to	1.50	32.68	to	30.72
12/31/2008	3,801,070	6.52	to	7.13	37,280,087	5.17	0.00	to	1.50	(34.78)	to	(28.70)
12/31/2007	4,520,343	15.30	to	15.30	69,174,582	0.96	0.90	to	0.90	8.17	to	8.17
12/31/2006	4,545,134	14.15	to	14.15	64,298,334	1.45	0.90	to	0.90	21.97	to	21.97
12/31/2005	3,355,533	11.60	to	11.60	38,917,877	0.78	0.90	to	0.90	11.86	to	11.86

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

4.	Financial Highlights (continued)
Sub account	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio	Net Assets	Invest ment Income Ratio*		Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio***
Transamerica Clarion Global Real Estate Securities VP
12/31/2009	1,918,495	$7.74	to	$8.73	$42,497,293	- %	0.00%	to	1.50%	33.42%	to	31.45%
12/31/2008	2,120,392	5.80	to	6.64	35,802,121	6.51	0.00	to	1.50	(42.38)	to	(33.61)
12/31/2007	2,640,827	10.07	to	30.40	78,152,720	6.51	0.00	to	0.90	(6.70)	to	(7.54)
12/31/2006	3,092,917	10.80	to	32.88	99,559,341	1.41	0.00	to	0.90	7.96	to	41.01
12/31/2005	2,346,482	16.20	to	23.32	54,171,885	1.67	€ 0.75	to	0.90	12.63	to	12.46
Transamerica Federated Market Opportunity VP
12/31/2009	2,455,555	10.04	to	9.22	69,300,036	3.15	0.00	to	1.50	4.20	to	2.65
12/31/2008	2,776,710	9.63	to	8.98	76,620,436	4.63	0.00	to	1.50	(4.53)	to	(10.19)
12/31/2007	3,025,316	10.09	to	32.50	90,239,892	3.71	0.00	to	0.90	(0.48)	to	(1.37)
12/31/2006	3,472,419	10.14	to	32.96	107,177,707	1.66	0.00	to	0.90	1.38	to	1.84
12/31/2005	3,758,586	12.15	to	32.36	116,589,152	2.27	€ 0.75	to	0.90	4.18	to	4.03
Transamerica Science & Technology VP
12/31/2009	3,457,024	11.10	to	9.94	15,784,436	-	0.00	to	1.50	57.77	to	55.44
12/31/2008	3,259,321	7.03	to	6.39	9,450,617	-	0.00	to	1.50	(48.59)	to	(36.07)
12/31/2007	4,217,537	13.68	to	5.48	23,965,610	-	0.00	to	0.90	32.75	to	31.56
12/31/2006	2,515,412	10.31	to	4.17	10,615,667	-	0.00	to	0.90	3.07	to	0.11
12/31/2005	2,830,782	11.25	to	4.16	11,885,836	0.42	€ 0.75	to	0.90	1.30	to	1.15
Transamerica International Moderate Growth VP
12/31/2009	1,085,246	9.46	to	8.99	9,885,528	2.72	0.00	to	1.50	29.69	to	27.78
12/31/2008	1,054,957	7.29	to	7.04	7,472,170	2.39	0.00	to	1.50	(36.12)	to	(29.63)
12/31/2007	779,229	11.42	to	11.17	8,709,877	1.27	0.00	to	0.90	8.69	to	7.72
12/31/2006 (1)	199,220	10.50	to	10.37	2,065,761	-	0.00	to	0.90	5.04	to	3.67

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

4.	Financial Highlights (continued)
Sub account	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio	Net Assets	Invest ment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Corresponding to Lowest to Highest Expense Ratio***
Transamerica JPMorgan Mid Cap Value VP
12/31/2009	543,852	$12.39	to	$14.76	$8,022,955	1.78%	0.75%	to	0.90%	25.47%	to	25.28%
12/31/2008	662,629	9.87	to	11.78	7,801,733	1.39	0.75	to	0.90	(33.38)	to	(33.48)
12/31/2007	853,180	14.82	to	17.71	15,098,211	0.97	0.75	to	0.90	2.06	to	1.91
12/31/2006	1,072,445	14.52	to	17.38	18,616,424	0.80	0.75	to	0.90	16.37	to	16.20
12/31/2005	1,489,231	12.48	to	14.96	22,237,578	0.22	€ 0.75	to	0.90	8.34	to	8.18
Transamerica JPMorgan Enhanced Index VP
12/31/2009	146,884	8.78	to	9.24	1,631,165	2.05	0.00	to	1.50	29.59	to	27.68
12/31/2008	143,853	6.78	to	7.24	1,244,001	5.56	0.00	to	1.50	(37.35)	to	(27.64)
12/31/2007	162,659	10.82	to	13.85	2,265,492	1.28	0.00	to	0.90	4.54	to	3.60
12/31/2006	124,431	10.35	to	13.37	1,668,793	1.10	0.00	to	0.90	3.48	to	14.29
12/31/2005	109,037	12.08	to	11.70	1,278,225	1.31	€ 0.75	to	0.90	2.69	to	2.54
Transamerica Marsico Growth VP
12/31/2009	1,355,032	9.36	to	8.61	12,115,277	0.82	0.00	to	1.50	26.63	to	24.76
12/31/2008	1,454,479	7.39	to	6.90	10,355,911	0.79	0.00	to	1.50	(40.95)	to	(31.00)
12/31/2007	1,667,559	12.51	to	12.01	20,285,822	0.03	0.00	to	0.90	20.40	to	19.32
12/31/2006	1,422,393	10.39	to	10.06	14,438,447	0.13	0.00	to	0.90	3.92	to	4.42
12/31/2005	1,584,536	12.12	to	9.64	15,338,318	0.08	€ 0.75	to	0.90	7.77	to	7.62
Transamerica BlackRock Large Cap Value VP
12/31/2009	2,096,273	$8.16	to	$8.39	$41,943,389	1.48	0.00%	to	1.50%	13.99	to	12.31
12/31/2008	2,180,067	7.16	to	7.47	38,809,530	0.93	0.00	to	1.50	(33.89)	to	(25.29)
12/31/2007	2,530,736	10.83	to	27.70	68,941,852	0.95	0.00	to	0.90	4.64	to	3.70
12/31/2006	2,711,207	10.35	to	26.71	71,712,502	0.50	0.00	to	0.90	3.48	to	15.88
12/31/2005	2,618,758	14.75	to	23.05	60,038,994	0.68	€ 0.75	to	0.90	15.08	to	14.91
Transamerica AEGON High Yield Bond VP
12/31/2009	843,437	11.55	to	11.00	12,028,440	11.92	0.00	to	1.50	47.24	to	45.06
12/31/2008	94,690	7.84	to	7.58	918,817	10.45	0.00	to	1.50	(25.20)	to	(24.19)
12/31/2007	102,108	10.48	to	13.28	1,336,203	5.62	0.00	to	0.90	1.85	to	0.94
12/31/2006	176,750	10.29	to	13.16	2,297,300	11.44	0.00	to	0.90	2.93	to	9.96
12/31/2005	120,203	11.38	to	11.97	1,430,539	6.75	€ 0.75	to	0.90	1.05	to	0.91

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

4.	Financial Highlights (continued)
Sub account	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio	Net Assets	Invest ment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Corresponding to Lowest to Highest Expense Ratio***
Transamerica Munder Net50 VP
12/31/2009	1,372,037	$12.08	to	$11.23	$15,234,701	- %	0.00%	to	1.50%	72.80%	to	70.25%
12/31/2008	1,082,105	6.99	to	6.60	6,965,903	4.10	0.00	to	1.50	(43.53)	to	(34.04)
12/31/2007	1,360,761	12.38	to	11.32	15,594,700	-	0.00	to	0.90	17.04	to	15.99
12/31/2006	1,235,153	10.57	to	9.76	12,172,185	-	0.00	to	0.90	5.74	to	(0.89)
12/31/2005	1,441,506	12.44	to	9.85	14,266,078	-	€ 0.75	to	0.90	7.26	to	7.10
Transamerica PIMCO Total Return VP
12/31/2009	2,049,990	12.35	to	11.12	28,964,781	6.81	0.00	to	1.50	16.03	to	14.32
12/31/2008	1,501,811	10.64	to	9.72	18,475,521	6.05	0.00	to	1.50	(2.79)	to	(2.76)
12/31/2007	1,060,366	10.94	to	12.85	13,571,965	2.52	0.00	to	0.90	8.95	to	7.97
12/31/2006	912,999	10.05	to	11.91	10,849,149	3.78	0.00	to	0.90	0.46	to	3.28
12/31/2005	1,100,536	10.68	to	11.53	12,666,656	1.95	€ 0.75	to	0.90	1.57	to	1.42
Transamerica Focus VP
12/31/2009	2,028,036	8.62	to	9.06	26,897,044	2.57	0.00	to	1.50	27.91	to	26.02
12/31/2008	2,303,251	6.74	to	7.19	24,086,757	2.08	0.00	to	1.50	(36.36)	to	(28.08)
12/31/2007	2,656,984	10.59	to	16.66	44,097,690	1.32	0.00	to	0.90	1.04	to	0.13
12/31/2006	2,868,843	10.48	to	16.63	47,616,609	1.00	0.00	to	0.90	4.84	to	17.50
12/31/2005	3,199,406	11.90	to	14.16	45,229,482	0.60	€ 0.75	to	0.90	3.30	to	3.15
Transamerica T. Rowe Price Equity Income VP
12/31/2009	1,727,036	8.63	to	9.22	18,640,760	3.98	0.00	to	1.50	25.42	to	23.57
12/31/2008	1,901,888	6.88	to	7.46	16,505,234	3.56	0.00	to	1.50	(35.97)	to	(25.37)
12/31/2007	2,182,402	10.74	to	13.59	29,803,993	2.18	0.00	to	0.90	3.32	to	2.39
12/31/2006	2,174,963	10.40	to	13.27	28,963,302	1.62	0.00	to	0.90	4.00	to	17.90
12/31/2005	1,821,470	12.64	to	11.25	20,551,891	1.44	€ 0.75	to	0.90	3.33	to	3.18
Transamerica T. Rowe Price Small Cap VP
12/31/2009	1,580,683	9.85	to	9.32	18,450,816	-	0.00	to	1.50	38.70	to	36.65
12/31/2008	1,643,169	7.10	to	6.82	13,944,419	1.72	0.00	to	1.50	(36.25)	to	(31.81)
12/31/2007	1,727,599	11.14	to	13.39	23,180,179	-	0.00	to	0.90	9.61	to	8.63
12/31/2006	1,776,439	10.17	to	12.33	21,921,541	-	0.00	to	0.90	1.67	to	2.67
12/31/2005	2,719,220	12.42	to	12.01	32,674,271	-	€ 0.75	to	0.90	9.79	to	9.63

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

4.	Financial Highlights (continued)
Sub account	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio	Net Assets	Invest ment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Corresponding to Lowest to Highest Expense Ratio***
Transamerica Templeton Global VP
12/31/2009	7,591,499	$8.68	to	$8.38	$179,200,897	1.49%	0.00%	to	1.50%	28.32%	to	26.42%
12/31/2008	8,271,349	6.76	to	6.63	153,798,351	1.91	0.00	to	1.50	(43.67)	to	(33.70)
12/31/2007	9,194,475	12.01	to	33.70	306,677,582	1.54	0.00	to	0.90	15.25	to	14.21
12/31/2006	9,611,118	10.42	to	29.51	282,192,209	1.27	0.00	to	0.90	4.21	to	17.73
12/31/2005	10,257,628	12.31	to	25.07	256,622,724	1.05	€ 0.75	to	0.90	6.67	to	6.51
Transamerica Third Avenue Value VP
12/31/2009	3,355,690	8.35	to	8.83	74,986,432	-	0.00	to	1.50	34.88	to	32.89
12/31/2008	3,678,782	6.19	to	6.65	61,758,740	5.00	0.00	to	1.50	(41.15)	to	(33.52)
12/31/2007	4,281,762	10.52	to	29.87	123,946,756	3.90	0.00	to	0.90	1.20	to	0.29
12/31/2006	4,620,302	10.40	to	29.78	134,550,407	0.80	0.00	to	0.90	3.99	to	15.04
12/31/2005	4,469,405	15.33	to	25.89	114,190,150	0.55	€ 0.75	to	0.90	17.92	to	17.75
Transamerica Balanced VP
12/31/2009	375,051	9.86	to	9.38	4,796,603	1.77	0.00	to	1.50	26.30	to	24.43
12/31/2008	362,719	7.81	to	7.54	3,708,306	1.79	0.00	to	1.50	(32.40)	to	(24.65)
12/31/2007	440,115	11.55	to	15.28	6,717,223	1.12	0.00	to	0.90	13.61	to	12.59
12/31/2006	379,220	10.17	to	13.58	5,142,053	1.00	0.00	to	0.90	1.66	to	8.15
12/31/2005	328,735	12.26	to	12.55	4,123,912	1.37	€ 0.75	to	0.90	7.16	to	7.00
Transamerica Convertible Securities VP
12/31/2009	233,242	10.10	to	8.93	3,191,995	3.68	0.00	to	1.50	31.30	to	29.36
12/31/2008	266,164	7.69	to	6.90	2,793,827	5.78	0.00	to	1.50	(36.87)	to	(30.98)
12/31/2007	279,677	12.19	to	16.94	4,705,341	1.85	0.00	to	0.90	18.63	to	17.57
12/31/2006	203,694	10.27	to	14.41	2,910,028	1.55	0.00	to	0.90	2.74	to	9.91
12/31/2005	194,922	11.90	to	13.11	2,542,542	2.24	€ 0.75	to	0.90	3.11	to	2.96
Transamerica Equity VP
12/31/2009	45,909,649	8.26	to	8.24	574,078,382	0.95	0.00	to	1.50	29.20	to	27.29
12/31/2008	49,835,316	6.39	to	6.47	486,736,537	0.23	0.00	to	1.50	(46.00)	to	(35.27)
12/31/2007	54,982,922	11.84	to	18.26	1,003,665,346	0.02	0.00	to	0.90	16.29	to	15.24
12/31/2006	60,255,025	10.18	to	15.85	954,551,153	-	0.00	to	0.90	1.84	to	7.75
12/31/2005	19,781,930	13.94	to	14.71	290,823,547	0.36	€ 0.75	to	0.90	15.67	to	15.50

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

4.	Financial Highlights (continued)
Sub account	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio		Net Assets	Invest ment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio***
Transamerica Growth Opportunities VP
12/31/2009	3,217,175	$10.20	to	$9.49	44,546,427	0.35%	0.00%	to	1.50%	36.86%	to	34.84%
12/31/2008	3,512,963	7.46	to	7.04	35,860,695	3.63	0.00	to	1.50	(40.90)	to	(29.61)
12/31/2007	4,037,636	12.62	to	17.41	70,373,607	0.05	0.00	to	0.90	23.09	to	21.98
12/31/2006	4,058,333	10.25	to	14.28	57,967,034	0.23	0.00	to	0.90	2.50	to	4.16
12/31/2005	4,146,742	14.01	to	13.71	56,848,783	-	€ 0.75	to	0.90	15.36	to	15.19
Transamerica Money Market VP
12/31/2009	3,395,492	10.85	to	9.89	66,003,875	0.15	0.00	to	1.50	0.13	to	(1.35)
12/31/2008	5,511,162	10.84	to	10.02	106,465,305	2.29	0.00	to	1.50	2.39	to	0.22
12/31/2007	3,033,916	10.58	to	20.99	60,281,924	4.86	0.00	to	0.90	5.03	to	4.09
12/31/2006	2,564,345	10.08	to	20.17	50,440,206	4.68	0.00	to	0.90	0.78	to	3.80
12/31/2005	2,433,155	10.24	to	19.43	46,226,920	2.88	€ 0.75	to	0.90	2.11	to	1.96
Transamerica Small/MidCap Value VP
12/31/2009	1,536,758	$11.01	to	$8.43	$23,766,218	3.32	0.00%	to	1.50%	43.21	to	41.10
12/31/2008	1,401,587	7.69	to	5.98	15,296,736	1.93	0.00	to	1.50	(40.87)	to	(40.25)
12/31/2007	1,276,888	13.00	to	18.64	23,810,752	1.00	0.00	to	0.90	24.74	to	23.62
12/31/2006	741,989	10.42	to	15.07	11,194,015	0.97	0.00	to	0.90	4.20	to	17.00
12/31/2005	365,422	12.92	to	12.88	4,710,189	0.48	€ 0.75	to	0.90	12.71	to	12.55
Transamerica U.S. Government Securities VP
12/31/2009	747,743	11.97	to	10.77	9,746,046	2.39	0.00	to	1.50	4.47	to	2.92
12/31/2008	1,695,537	11.46	to	10.47	21,286,906	2.86	0.00	to	1.50	7.66	to	4.69
12/31/2007	117,328	10.64	to	11.91	1,376,520	4.45	0.00	to	0.90	6.05	to	5.10
12/31/2006	58,559	10.03	to	11.34	662,140	3.52	0.00	to	0.90	0.34	to	2.35
12/31/2005	78,026	10.50	to	11.08	862,890	3.81	€ 0.75	to	0.90	1.47	to	1.32
Transamerica Value Balanced VP
12/31/2009	4,484,922	9.44	to	9.14	98,240,086	4.24	0.00	to	1.50	23.42	to	21.59
12/31/2008	5,102,788	7.65	to	7.52	91,467,937	4.68	0.00	to	1.50	(30.54)	to	(24.80)
12/31/2007	5,844,018	11.01	to	26.13	152,246,049	2.54	0.00	to	0.90	6.72	to	5.76
12/31/2006	6,324,588	10.32	to	24.71	155,972,878	2.55	0.00	to	0.90	3.20	to	14.24
12/31/2005	6,898,186	11.97	to	21.63	149,052,652	2.60	€ 0.75	to	0.90	5.80	to	5.64

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

4.	Financial Highlights (continued)
Sub account	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio	Net Assets	Invest ment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Corresponding to Lowest to Highest Expense Ratio***
Transamerica Van Kampen Mid-Cap Growth VP
12/31/2009	6,505,939	$11.00	to	$9.71	$256,353,724	- %	0.00%	to	1.50%	60.56%	to	58.19%
12/31/2008	6,901,583	6.85	to	6.14	171,968,478	2.07	0.00	to	1.50	(46.29)	to	(38.60)
12/31/2007	7,648,279	12.76	to	47.36	358,556,956	-	0.00	to	0.90	22.53	to	21.43
12/31/2006	7,997,423	10.41	to	39.00	310,555,164	-	0.00	to	0.90	4.10	to	8.93
12/31/2005	8,766,841	11.45	to	35.81	313,235,641	0.09	€ 0.75	to	0.90	6.75	to	6.59
Transamerica Index 50 VP
12/31/2009	9,982	9.66	to	10.00	95,207	0.20	0.00	to	1.50	16.62	to	14.90
12/31/2008 (1)	13,078	8.28	to	8.71	107,640	-	0.00	to	1.50	(17.20)	to	(12.93)
Transamerica Index 75 VP
12/31/2009	87,173	9.04	to	9.57	776,576	0.36	0.00	to	1.50	23.68	to	21.85
12/31/2008 (1)	19,265	7.31	to	7.85	139,984	-	0.00	to	1.50	(26.90)	to	(21.47)
Transamerica Efficient Markets VP
12/31/2009 (1)	10,705	12.20	to	12.08	129,907	0.02	0.00	to	1.50	22.03	to	20.82
Transamerica Hanlon Balanced VP
12/31/2009 (1)	413,683	11.40	to	11.29	4,689,366	-	0.00	to	1.50	14.00	to	12.87
Transamerica Hanlon Growth & Income VP
12/31/2009 (1)	584,425	11.43	to	11.32	6,641,823	-	0.00	to	1.50	14.30	to	13.17
Transamerica Hanlon Growth VP
12/31/2009 (1)	900,763	11.52	to	11.41	10,317,734	-	0.00	to	1.50	15.20	to	14.06
Transamerica Hanlon Managed Income VP
12/31/2009 (1)	1,569,291	11.09	to	10.98	17,304,606	-	0.00	to	1.50	10.90	to	9.80
Transamerica Van Kampen Large Cap Core VP
12/31/2009 (1)	158,510	13.27	to	13.14	2,091,116	0.77	0.00	to	1.50	32.71	to	31.39

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

4.	Financial Highlights (continued)
Sub account	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio	Net Assets	Invest ment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Corresponding to Lowest to Highest Expense Ratio***
Transamerica Foxhall Emerging Markets/Pacific Rim VP
12/31/2009 (1)	1,084,650	$10.96	to	$10.88	$11,837,546	-	00%	to	1.50%	9.60%	to	8.79%
Transamerica Foxhall Global Conservative VP
12/31/2009 (1)	159,484	10.09	to	10.01	1,602,285	-	0.00	to	1.50	0.90	to	0.15
Transamerica Foxhall Global Growth VP
12/31/2009 (1)	1,091,078	11.03	to	10.95	11,983,788	-	0.00	to	1.50	10.30	to	9.48
Transamerica Foxhall Global Hard Asset VP
12/31/2009 (1)	651,788	10.34	to	10.26	6,711,223	-	0.00	to	1.50	3.40	to	2.63
Fidelity VIP Contrafund®
12/31/2009	1,385,317	11.97	to	11.97	16,581,630	1.18	0.90	to	0.90	34.26	to	34.26
12/31/2008	1,489,388	8.92	to	8.92	13,278,218	0.76	0.90	to	0.90	(43.20)	to	(43.20)
12/31/2007	1,662,224	15.70	to	15.70	26,091,850	0.74	0.90	to	0.90	16.25	to	16.25
12/31/2006	1,791,909	13.50	to	13.50	24,195,515	0.98	0.90	to	0.90	10.44	to	10.44
12/31/2005	1,835,666	12.23	to	12.23	22,443,195	0.11	0.90	to	0.90	15.61	to	15.61
Fidelity VIP Equity-Income
12/31/2009	711,747	10.97	to	10.97	7,805,053	2.09	0.90	to	0.90	28.73	to	28.73
12/31/2008	776,801	8.52	to	8.52	6,617,524	2.18	0.90	to	0.90	(43.32)	to	(43.32)
12/31/2007	892,431	15.03	to	15.03	13,414,208	1.52	0.90	to	0.90	0.36	to	0.36
12/31/2006	1,015,129	14.98	to	14.98	15,203,106	3.03	0.90	to	0.90	18.86	to	18.86
12/31/2005	905,391	12.60	to	12.60	11,407,858	1.54	0.90	to	0.90	4.63	to	4.63
Fidelity VIP Growth Opportunities
12/31/2009	541,193	6.67	to	6.67	3,607,491	0.26	0.90	to	0.90	44.16	to	44.16
12/31/2008	491,716	4.62	to	4.62	2,273,581	0.11	0.90	to	0.90	(55.54)	to	(55.54)
12/31/2007	661,082	10.40	to	10.40	6,874,952	-	0.90	to	0.90	21.80	to	21.80
12/31/2006	446,408	8.54	to	8.54	3,811,402	0.47	0.90	to	0.90	4.18	to	4.18
12/31/2005	455,162	8.20	to	8.20	3,730,091	0.67	0.90	to	0.90	7.71	to	7.71
Fidelity VIP Index 500
12/31/2009	717,829	8.62	to	8.94	7,869,261	2.41	0.00	to	1.50	26.30	to	24.43
12/31/2008	631,997	6.83	to	7.19	5,528,303	2.38	0.00	to	1.50	(37.16)	to	(28.13)
12/31/2007	457,757	10.86	to	13.56	6,471,158	3.39	0.00	to	0.90	5.18	to	4.24
12/31/2006	344,135	10.33	to	13.01	4,682,372	1.24	0.00	to	0.90	3.27	to	14.41
12/31/2005	187,457	12.04	to	11.37	2,223,179	0.96	€ 0.75	to	0.90	3.78	to	3.63

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

4.	Financial Highlights (continued)
Sub account	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio	Net Assets	Invest ment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Corresponding to Lowest to Highest Expense Ratio***
ProFund VP Bull
12/31/2009	1,069,349	$8.27	to	$8.78	$9,581,607	1.38%	0.00%	to	1.50%	24.34%	to	22.51%
12/31/2008	118,938	6.65	to	7.16	863,897	-	0.00	to	1.50	(37.67)	to	(28.37)
12/31/2007	99,749	10.67	to	11.75	1,172,564	0.21	0.00	to	0.90	3.55	to	2.62
12/31/2006 (1)	736,714	10.31	to	11.45	8,437,699	0.07	0.00	to	0.90	3.09	to	14.52
ProFund VP Money Market
12/31/2009	1,731,987	10.54	to	9.80	17,988,781	0.04	0.00	to	1.50	0.03	to	(1.45)
12/31/2008	3,316,146	10.53	to	9.94	34,730,445	0.80	0.00	to	1.50	0.84	to	(0.57)
12/31/2007	2,531,148	10.45	to	10.47	26,514,159	3.20	0.00	to	0.90	3.77	to	2.84
12/31/2006 (1)	144,185	10.07	to	10.18	1,467,986	2.09	0.00	to	0.90	0.68	to	1.81
ProFund VP NASDAQ-100
12/31/2009	309,635	$10.42	to	$9.86	$3,532,987	-	0.00%	to	1.50%	52.01	to	49.76
12/31/2008	203,103	6.86	to	6.59	1,543,465	-	0.00	to	1.50	(42.48)	to	(34.13)
12/31/2007	956,045	11.92	to	13.33	12,749,323	-	0.00	to	0.90	17.62	to	16.57
12/31/2006 (1)	80,871	10.13	to	11.43	924,473	-	0.00	to	0.90	1.34	to	14.31
ProFund VP Short Small-Cap
12/31/2009	411,632	8.61	to	7.32	3,097,540	0.65	0.00	to	1.50	(32.37)	to	(33.37)
12/31/2008	410,993	12.73	to	10.99	4,620,257	2.41	0.00	to	1.50	24.08	to	9.92
12/31/2007	154,615	10.26	to	9.13	1,411,173	6.97	0.00	to	0.90	4.53	to	3.59
12/31/2006 (1)	18,450	9.82	to	8.81	162,543	0.15	0.00	to	0.90	(1.82)	to	(11.90)
ProFund VP Small-Cap
12/31/2009	120,140	8.15	to	9.07	1,048,224	-	0.00	to	1.50	26.07	to	24.21
12/31/2008	199,978	6.47	to	7.30	1,396,212	-	0.00	to	1.50	(35.40)	to	(26.96)
12/31/2007	160,363	10.01	to	10.90	1,748,012	0.23	0.00	to	0.90	(2.21)	to	(3.09)
12/31/2006 (1)	303,258	10.24	to	11.25	3,410,298	-	0.00	to	0.90	2.39	to	12.45

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

4.	Financial Highlights (continued)
Sub account	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio	Net Assets	Invest ment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Corresponding to Lowest to Highest Expense Ratio***
Access VP High Yield
12/31/2009	682,198	$11.66	to	$11.23	$7,829,265	8.96%	0.00%	to	1.50%	16.91%	to	15.19%
12/31/2008 (1)	1,024,119	9.98	to	9.75	10,141,967	7.35	0.00	to	1.50	(0.23)	to	(2.47)
ProFund VP Europe 30
12/31/2009	54,733	8.01	to	8.13	431,550	3.65	0.00	to	1.50	32.30	to	30.34
12/31/2008 (1)	36,559	6.05	to	6.24	219,656	2.60	0.00	to	1.50	(39.47)	to	(37.62)
ProFund VP Oil & Gas
12/31/2009	601,195	7.39	to	6.69	4,371,867	-	0.00	to	1.50	15.50	to	13.79
12/31/2008 (1)	287,574	6.40	to	5.88	1,826,872	-	0.00	to	1.50	(36.01)	to	(41.24)
ProFund VP UltraSmall-Cap
12/31/2009	514,743	5.67	to	6.39	2,876,036	0.09	0.00	to	1.50	40.18	to	38.10
12/31/2008 (1)	107,616	4.05	to	4.62	432,263	0.70	0.00	to	1.50	(59.55)	to	(53.76)
ProFund VP Utilities
12/31/2009	223,809	8.35	to	7.84	1,838,272	4.24	0.00	to	1.50	10.73	to	9.10
12/31/2008 (1)	61,007	7.54	to	7.19	456,532	1.49	0.00	to	1.50	(24.62)	to	(28.14)
ProFund VP Consumer Services
12/31/2009	18,603	9.30	to	10.15	170,351	-	0.00	to	1.50	30.80	to	28.87
12/31/2008 (1)	19,837	7.11	to	7.88	140,060	-	0.00	to	1.50	(28.86)	to	(21.22)
ProFund VP Pharmaceuticals
12/31/2009	59,997	10.15	to	10.59	599,768	1.75	0.00	to	1.50	16.90	to	15.17
12/31/2008 (1)	51,607	8.69	to	9.20	445,070	2.58	0.00	to	1.50	(13.13)	to	(8.04)
ProFund VP Small-Cap Value
12/31/2009	201,181	8.76	to	9.34	1,734,523	0.18	0.00	to	1.50	20.40	to	18.62
12/31/2008 (1)	21,460	7.28	to	7.88	154,996	-	0.00	to	1.50	(27.25)	to	(21.24)
ProFund VP Falling US Dollar
12/31/2009	65,423	9.45	to	9.07	608,825	3.24	0.00	to	1.50	3.32	to	1.79
12/31/2008 (1)	83,658	9.15	to	8.91	760,102	-	0.00	to	1.50	8.51	to	10.88

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

4.	Financial Highlights (continued)
Sub account	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio	Net Assets	Invest ment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Corresponding to Lowest to Highest Expense Ratio***
ProFund VP Emerging Markets
12/31/2009	1,372,513	$8.22	to	$9.02	$11,111,642	0.13	0.00%	to	1.50%	62.36%	to	59.96%
12/31/2008 (1)	144,687	5.07	to	5.64	727,622	0.75	0.00	to	1.50	(49.34)	to	(43.64)
ProFund VP International
12/31/2009	745,355	7.53	to	7.95	5,526,517	0.03	0.00	to	1.50	24.65	to	22.80
12/31/2008 (1)	64,766	6.04	to	6.47	388,476	1.25	0.00	to	1.50	(39.58)	to	(35.28)
ProFund VP Asia 30
12/31/2009	814,042	8.57	to	9.81	6,866,995	1.14	0.00	to	1.50	54.20	to	51.92
12/31/2008 (1)	112,114	5.56	to	6.46	618,511	1.21	0.00	to	1.50	(44.43)	to	(35.44)
ProFund VP Japan
12/31/2009	17,702	7.22	to	7.29	125,805	0.60	0.00	to	1.50	10.33	to	8.70
12/31/2008 (1)	9,022	6.54	to	6.71	58,614	18.13	0.00	to	1.50	(34.56)	to	(32.93)
ProFund VP Short NASDAQ-100
12/31/2009	98,258	7.58	to	7.62	732,716	0.31	0.00	to	1.50	(40.66)	to	(41.54)
12/31/2008 (1)	98,269	12.77	to	13.03	1,246,070	2.44	0.00	to	1.50	27.72	to	30.26
ProFund VP U.S. Government Plus
12/31/2009	228,350	10.18	to	9.87	2,287,999	0.05	0.00	to	1.50	(32.62)	to	(33.62)
12/31/2008 (1)	283,538	15.11	to	14.86	4,253,928	1.06	0.00	to	1.50	51.14	to	48.62
ProFund VP Basic Materials
12/31/2009	741,812	7.67	to	7.62	5,600,499	0.90	0.00	to	1.50	62.37	to	59.97
12/31/2008 (1)	129,552	4.72	to	4.76	607,611	0.21	0.00	to	1.50	(52.76)	to	(52.38)
ProFund VP Financials
12/31/2009	295,380	6.15	to	7.72	1,788,997	1.87	0.00	to	1.50	15.01	to	13.31
12/31/2008 (1)	104,586	5.35	to	6.81	555,616	1.56	0.00	to	1.50	(46.51)	to	(31.89)

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

4.	Financial Highlights (continued)
Sub account	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Invest ment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio***
ProFund VP Precious Metals
12/31/2009		738,773	$8.09	to	$8.51	$5,881,222	0.91%	0.00%	to	1.50%	35.33%	to	33.33%
12/31/2008 (1)		365,031	5.98	to	6.38	2,165,703	3.70	0.00	to	1.50	(40.24)	to	(36.21)
ProFund VP Telecommunications
12/31/2009		29,614	8.35	to	8.69	243,481	3.96	0.00	to	1.50	7.32	to	5.73
12/31/2008 (1)		58,055	7.78	to	8.22	448,505	1.66	0.00	to	1.50	(22.17)	to	(17.79)
ProFund VP Mid-Cap
12/31/2009		687,103	8.65	to	8.84	5,848,174	-	0.00	to	1.50	32.88	to	30.91
12/31/2008 (1)		121,297	6.51	to	6.75	783,701	0.70	0.00	to	1.50	(34.93)	to	(32.48)
ProFund VP Short Emerging Markets
12/31/2009		72,599	6.79	to	6.17	484,875	-	0.00	to	1.50	(48.71)	to	(49.47)
12/31/2008 (1)		128,412	13.23	to	12.21	1,686,787	0.08	0.00	to	1.50	32.34	to	22.07
ProFund VP Short International
12/31/2009		97,210	8.98	to	8.22	859,623	-	0.00	to	1.50	(30.28)	to	(31.31)
12/31/2008 (1)		143,672	12.88	to	11.97	1,837,683	0.05	0.00	to	1.50	28.85	to	19.73
Franklin Templeton VIP Founding Funds Allocation
12/31/2009 (1)		15,380	12.91	to	12.79	197,428	4.77	0.00	to	1.50	29.14	to	27.87
Alliance Bernstein Balanced Wealth Strategy Portfolio
12/31/2009 (1)		21,898	12.53	to	12.41	272,849	0.28	0.00	to	1.50	25.33	to	24.09

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.  These ratios are annualized for periods less than one year.

These ratios represent the annualized contract expenses of the Life Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded.

These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

5.	Administrative, Mortality, and Expense Risk Charge

Under some forms of the Contracts, a sales charge and premium taxes are deducted by WRL prior to allocation of policy owner payments to the subaccounts.  Contingent surrender charges may also apply.

Under all forms of the Contracts, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.

A daily charge equal to an annual rate from 0.00% and 1.50% of average daily net assets is assessed to compensate WRL for assumption of mortality and expense risks in connection with the issuance and administration of the Contracts.  This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

6.	Income Taxes

Operations of the Life Account form a part of WRL, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Life Account are accounted for separately from other operations of WRL for purposes of federal income taxation. The Life Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from WRL. Under existing federal income tax laws, the income of the Life Account is not taxable to WRL, as long as earnings are credited under the variable annuity contracts.

7.	Dividend Distributions

Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Series Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Life Account.  Consequently, a dividend distribution by the underlying Series Funds does not change either the accumulation unit price or equity values within the Life Account.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2009

8.	Fair Value Measurements and Fair Value Hierarchy

ASC No. 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Life Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

         a) Quoted prices for similar assets or liabilities in active markets

         b) Quoted prices for identical or similar assets or liabilities in non-active markets

         c) Inputs other than quoted market prices that are observable

         d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statement of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (the Company) as of December 31, 2009 and 2008, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2009. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2009 and 2008, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2009.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at

December 31, 2009 and 2008, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2009, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the financial statements, at December 31, 2009 Western Reserve Life Assurance Co. of Ohio changed its accounting for deferred income taxes in accordance with Statement of Statutory Accounting Principles (SSAP) No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10. Also, as discussed in Note 1 to the financial statements, during 2009 Western Reserve Life Assurance Co. of Ohio changed its accounting for investments in loan-backed and structured securities in accordance with SSAP No. 43R, Loan-backed and structured Securities. As discussed in Note 2 to the financial statements, at December 31, 2008 Western Reserve Life Assurance Co. of Ohio, with the permission of the Ohio Superintendent of Insurance, changed its policy for deferred income taxes.

/s/Ernst & Young LLP

Des Moines, Iowa
March 31, 2010

Western Reserve Life Assurance Co. of Ohio

Balance Sheets – Statutory Basis
(Dollars in Thousands, Except per Share Amounts)

December 31	
	2009	**2008**
Admitted assets		
Cash and invested assets:		
Bonds	**$ 781,754**	$ 619,733
Preferred stocks	**–**	4,545
Common stocks of affiliated entities (cost: 2009 - $22,017 and 2008 - $21,422)	**32,187**	26,092
Mortgage loans on real estate	**12,505**	12,754
Home office properties	**37,082**	37,806
Cash, cash equivalents and short-term investments	**149,150**	279,506
Policy loans	**378,683**	411,020
Invested asset receivable	**–**	25,399
Other invested assets	**6,363**	8,351
Total cash and invested assets	**1,397,724**	1,425,206
Net deferred income tax asset	**142,940**	76,045
Premiums deferred and uncollected	**3,480**	4,431
Reinsurance receivable	**3,374**	3,293
Federal income tax recoverable	**2,317**	75,192
Receivable from parent, subsidiaries and affiliates	**18,156**	81,614
Investment income due and accrued	**8,073**	7,577
Cash surrender value of life insurance policies	**68,798**	66,323
Due from broker	**–**	104,605
Other admitted assets	**11,318**	7,954
Separate account assets	**7,165,201**	6,275,403
Total admitted assets	**$ 8,821,381**	$ 8,127,643

December 31	
	2009	2008
Liabilities and capital and surplus		
Liabilities:		
Aggregate reserves for policies and contracts:		
Life	$ 1,107,951	$ 1,113,616
Annuity	608,644	621,785
Accident and health	811	39
Life policy and contract claim reserves	19,998	22,480
Liability for deposit-type contracts	15,141	14,520
Other policyholders' funds	40	43
Interest maintenance reserve	25,879	19,586
Remittances and items not allocated	24,099	6,916
Transfers from separate accounts due or accrued	(619,014)	(719,097)
Asset valuation reserve	8,484	4,380
Reinsurance in unauthorized companies	15,923	1,174
Funds held under coinsurance and other reinsurance treaties	4,913	121,095
Payable to parent, subsidiaries and affiliates	22,517	65,264
Amounts incurred under modified coinsurance agreements	21,469	35,317
Unearned investment income	9,933	10,551
Disbursement payable – contract termination	–	225,843
Other liabilities	26,246	28,636
Separate account liabilities	7,165,201	6,275,403
Total liabilities	8,458,235	7,847,551
Capital and surplus:		
Common stock, $1.00 par value, 3,000,000 shares authorized and 2,500,000 shares issued and outstanding	2,500	2,500
Aggregate write-ins for other than special surplus funds	46,066	45,322
Paid-in surplus	149,627	149,634
Unassigned surplus	164,953	82,636
Total capital and surplus	363,146	280,092
Total liabilities and capital and surplus	$ 8,821,381	$ 8,127,643

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Operations – Statutory Basis
(Dollars in Thousands)

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus – Statutory Basis
(Dollars in Thousands)

Common Stock	Aggregate Write-ins for Other than Special Surplus Funds	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2007	$ 2,500	$ –	$ 151,781	$ 312,817	$ 467,098
Net income	–	–	–	131,655	131,655
Change in net unrealized capital gains and losses, net of tax	–	–	–	638	638
Change in nonadmitted assets	–	–	–	(6,561)	(6,561)
Change in asset valuation reserve	–	–	–	(1,238)	(1,238)
Change in net deferred income tax asset	–	–	–	8,842	8,842
Dividend to stockholder	–	–	–	(110,000)	(110,000)
Surplus effect of reinsurance transaction	–	–	–	(1,209)	(1,209)
Contributed surplus related to stock appreciation rights plans of indirect parent	–	–	(522)	–	(522)
Balance at December 31, 2007	2,500	–	151,259	334,944	488,703
Net loss	–	–	–	(59,128)	(59,128)
Change in net unrealized capital gains and losses, net of tax	–	–	–	1,738	1,738
Change in nonadmitted assets	–	–	–	7,856	7,856
Change in asset valuation reserve	–	–	–	2,716	2,716
Change in liability for reinsurance in unauthorized companies	–	–	–	(1,174)	(1,174)
Dividend to stockholder	–	–	–	(200,000)	(200,000)
Change in net deferred income tax asset	–	–	–	(7,619)	(7,619)
Surplus effect of reinsurance transaction	–	–	–	3,543	3,543
Increase in admitted deferred tax attributable to use of permitted practice	–	45,322	–	–	45,322
Correction of interest on taxes	–	–	–	(240)	(240)
Contributed surplus related to stock appreciation rights plans of indirect parent	–	–	(1,625)	–	(1,625)
Balance at December 31, 2008	$ 2,500	$ 45,322	$ 149,634	$ 82,636	$ 280,092

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus – Statutory Basis (continued)
(Dollars in Thousands)

Common Stock	Aggregate Write-ins for Other than Special Surplus Funds	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2008	$ 2,500	$ 45,322	$ 149,634	$ 82,636	$ 280,092
Cumulative effect of changes in accounting principles	–	–	–	(6)	(6)
Net income	–	–	–	115,655	115,655
Change in net unrealized capital gains and losses, net of tax	–	–	–	161	161
Change in nonadmitted assets	–	–	–	49,263	49,263
Change in asset valuation reserve	–	–	–	(4,104)	(4,104)
Change in liability for reinsurance in unauthorized companies	–	–	–	(14,749)	(14,749)
Dividend to stockholder	–	–	–	(65,000)	(65,000)
Change in net deferred income tax asset	–	–	–	9,428	9,428
Surplus effect of reinsurance transaction	–	–	–	(8,331)	(8,331)
Decrease in admitted deferred tax attributable to expiration of permitted practice	–	(45,322)	–	–	(45,322)
Increase in admitted deferred tax asset pursuant to SSAP No. 10R	–	46,066	–	–	46,066
Contributed surplus related to stock appreciation rights plans of indirect parent	–	–	(7)	–	(7)
Balance at December 31, 2009	$ 2,500	$ 46,066	$ 149,627	$ 164,953	$ 363,146

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow – Statutory Basis
(Dollars in Thousands)

Year Ended December 31		
	2009	2008	2007
Operating activities			
Premiums collected, net of reinsurance	**$ 656,731**	$ 789,337	$ 1,014,138
Net investment income received	**50,766**	76,682	73,854
Miscellaneous income received	**363,740**	152,105	204,010
Benefit and loss related payments	**(806,244)**	(1,243,327)	(1,333,939)
Commissions, expenses paid and aggregate write-ins for deductions	**(362,277)**	(293,143)	(311,221)
Net transfers to separate accounts and protected cell amounts	**224,204**	709,586	619,060
Dividends paid to policyholders	**(26)**	(27)	(27)
Federal and foreign income taxes paid	**31,637**	(33,143)	(69,082)
Net cash provided by operating activities	**158,531**	158,070	196,793
Investing activities			
Proceeds from investments sold, matured or repaid:			
Bonds	**521,007**	331,923	393,160
Mortgage loans on real estate	**279**	11,740	1,058
Other invested assets	**790**	–	–
Miscellaneous proceeds	**25,645**	8,250	7
Total investment proceeds	**547,721**	351,913	394,225
Costs of investments acquired:			
Bonds	**(681,228)**	(234,428)	(467,479)
Common stocks	**(594)**	(763)	(758)
Mortgage loans on real estate	**(29)**	–	–
Real estate	**(166)**	(122)	(36)
Other invested assets	**(1,751)**	(669)	(1,335)
Miscellaneous applications	**(17,933)**	(38)	(4,506)
Total cost of investments acquired	**(701,701)**	(236,020)	(474,114)
Net decrease (increase) in policy loans	**32,337**	(176)	(66,063)
Net cost of investments acquired	**(669,364)**	(236,196)	(540,177)
Net cash provided by (used in) investing activities	**(121,643)**	115,717	(145,952)

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow – Statutory Basis (continued)
(Dollars in Thousands)

Year Ended December 31		
	2009	**2008**	**2007**
Financing and miscellaneous activities			
Cash provided (applied):			
Borrowed funds returned	**–**	–	(18,791)
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	**74**	(1,973)	(835)
Dividends to stockholder	**(65,000)**	(200,000)	(110,000)
Funds held under reinsurance treaty with unauthorized reinsurers	**(116,182)**	104,554	446
Receivable from parent, subsidiaries and affiliates	**63,458**	(65,609)	15,574
Payable to parent, subsidiaries and affiliates	**(42,747)**	27,372	(3,370)
Other cash (applied) provided	**(6,847)**	95,742	(539)
Net cash used in financing and miscellaneous activities	**(167,244)**	(39,914)	(117,515)
Net increase (decrease) in cash, cash equivalents and short-term investments	**(130,356)**	233,873	(66,674)
Cash, cash equivalents and short-term investments:			
Beginning of year	**279,506**	45,633	112,307
End of year	**$ 149,150**	$ 279,506	$ 45,633

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis
 (Dollars in Thousands)

December 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization

Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of AEGON USA, LLC (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company’s products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale.  Prior to 2008, fair value for statutory purposes was based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP was based on indexes, third party pricing services, brokers

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external fund managers and internal models.  In 2008, the NAIC adopted a regulation allowing insurance companies to report the fair value determined by the SVO or determine the fair value by using a permitted valuation method.  Therefore, effective December 31, 2008, fair value for statutory purposes was reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security. An other-than-temporary impairment is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows.  If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.  Prior to 2009, if it was determined that a decline in fair value was other-than-temporary, the cost basis of the security was written down to the undiscounted estimated future cash flows.

For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows.  If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the balance sheet date.  If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in Other Comprehensive Income (OCI), net of applicable taxes.  Prior to 2009, if it was determined that a decline

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in fair value was other-than-temporary, the cost basis of the security was written down to fair value.  If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses.  Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

Derivative instruments are also used in replication transactions.  In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset.  For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances for mortgage loans are established, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

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Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, principally the nonadmitted portion of deferred income tax assets and agent debit balances, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

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Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value.  Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations.  In addition, a liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

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Deferred Income Taxes:  Effective December 31, 2009, the Company began computing deferred income taxes in accordance with Statement of Statutory Accounting Principles (SSAP) No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10, discussed in further detail in the Recent Accounting Pronouncement section of this note.  Under SSAP 10R, deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) of the deferred tax assets and liabilities. The remaining deferred income tax assets are nonadmitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Policyholder Dividends:  Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities:  If collateral is restricted and not available for the general use of the Company, an asset and related liability are not recorded on the balance sheet.  However, if the collateral is not restricted and is available for general use, the Company is required to record the asset and related liability.  Under GAAP, the asset and related liability must be recorded for collateral under the control of the Company, regardless of any restrictions on the collateral.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

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Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.  Non-redeemable preferred stocks are reported at fair value or lower of cost or fair value as determined by the SVO, and the related net unrealized gains (losses) are reported in unassigned surplus with any adjustment for federal income taxes.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders.  During 2009, the classification of these securities was changed by the NAIC so that they are now to be reported as bonds.  Previously, hybrid securities were not classified as debt by the SVO and were reported as preferred stock.  As a result, effective January 1, 2009, hybrid securities with a carrying value of $4,545 were reclassified from preferred stock to bonds.  The 2008 hybrid security balances remain reported as preferred stock and have not been reclassified in the 2008 balance sheet. These securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity.  The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses.

There are no restrictions on common or preferred stock.

Western Reserve Life Assurance Co. of Ohio

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Home office properties are reported at cost less allowances for depreciation. Depreciation of home office properties is computed principally by the straight-line method.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment.  A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement.  When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.  Other “admitted assets” are valued principally at cost.

Investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost.  Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes.  Changes in admitted asset carrying amounts of bonds, mortgage loans, preferred and common stocks are credited or charged directly to unassigned surplus.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration or changes in estimated cash flows. If this review indicates a decline in fair value that is other-than-temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken for all investments other than loan-backed or structured securities, which are reduced to the present value of expected cash flows where the Company has the ability and intent to hold the security until recovery. Such reductions in carrying value are recognized as realized losses on investments.

Western Reserve Life Assurance Co. of Ohio

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1. Organization and Summary of Significant Accounting Policies (continued)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain.  The Company did not exclude any investment income due and accrued for the year ended December 31, 2009, with respect to such practices.  Investment income due and accrued of $6 has been excluded for the year ended December 31, 2008, with respect to such practices.

Derivative Instruments

Futures are marked to market on a daily basis and a cash payment is made or received by the Company.  These payments are recognized as realized gains or losses in the financial statements.

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability.  These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount.  Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date.  Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements.  If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

Western Reserve Life Assurance Co. of Ohio

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The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.  Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.  Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

Western Reserve Life Assurance Co. of Ohio

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Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include supplemental contracts and certain annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits or changes in reserve in the statement of operations.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Separate Accounts

Separate accounts held by the Company primarily represent funds which are administered for individual variable universal life and variable annuity contracts.  Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets consist of shares in funds, considered common stock investments, which are valued daily and carried at fair value. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the fair value changes are borne entirely by the policyholder.

Western Reserve Life Assurance Co. of Ohio

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The Company received variable contract premiums of $456,377, $732,493 and $910,067, in 2009, 2008 and 2007, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the fair value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received $342,329, $113,994 and $137,410, in 2009, 2008 and 2007, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 through 2009, AEGON N.V. sponsored a stock option plan for eligible employees of the Company.  Pursuant to the plan, the option price at the date of grant is equal to the fair value of the stock.  Under statutory accounting principles, the Company does not record any expense related to this plan.  However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates.  The tax benefit of this deduction has been credited directly to unassigned surplus.

The Company's employees participate in various stock appreciation rights (SAR) plans issued by AEGON.  In accordance with Statement of SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company's employees has been charged to the Company, with an offsetting amount credited to paid-in surplus.  The Company recorded a benefit of $7, $1,628 and $832 for the years ended December 31, 2009, 2008 and 2007, respectively.  In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $3 and $310 for years ended December 31, 2008 and 2007, respectively.  The Company did not record an adjustment to surplus for the income tax effect related to these plans at December 31, 2009.

Recent Accounting Pronouncements

Effective December 31, 2009, the Company began computing deferred income taxes in accordance with SSAP No. 10R.  This statement establishes statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes.  This statement temporarily replaces SSAP No. 10, Income Taxes.  Under SSAP No. 10R, gross deferred tax assets (DTAs) shall be admitted in an amount equal to

Western Reserve Life Assurance Co. of Ohio

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1. Organization and Summary of Significant Accounting Policies (continued)

the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year and the lesser of the amount of adjusted gross DTAs, expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating system software and any net positive goodwill that can be offset against existing gross deferred income tax liabilities (DTLs) after considering the character.  If the Company’s risk-based capital level (RBC) is above 250% where an action level could occur as a result of a trend test, the Company may elect to admit a higher amount of adjusted gross DTAs.  When elected, additional DTAs are admitted for taxes paid in prior years that can be recovered through loss carryback provisions  for existing temporary differences that reverse within three years of the balance sheet date and the lesser of the remaining gross
DTAs expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any positive net goodwill plus the amount of remaining gross DTAs that can be offset against DTLs after considering the character (i.e., ordinary versus capital) of the DTAs and DTLs.  Prior to the adoption of SSAP No. 10R, the Company obtained permission from the state of Ohio to compute deferred income taxes using a permitted practice, which is discussed in detail in Note 2 – Prescribed and Permitted Statutory Accounting Practices.  The election of the permitted practice at December 31, 2008 resulted in an increase to surplus of $45,322, which has been reflected as an aggregate write-in for other than special surplus funds.  At December 31, 2009, the Company elected to admit additional deferred tax assets pursuant to SSAP No. 10R.  The cumulative effect of the election of this statement is the difference between the calculation of the admitted DTA per SSAP No. 10R and the SSAP No. 10 methodology at December 31, 2009 as the use of the permitted practice expired as of December 15, 2009.  As a result of this election, surplus increased by a cumulative effect of $46,066 at December 31, 2009, which has been reflected as an aggregate write-in for other than special surplus funds on the 2009 financial statements.

Effective December 31, 2009 the Company adopted amendments to SSAP No. 9, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The guidance requires the disclosure of the date through which an entity has evaluated subsequent events and whether that date represents the date the financial statements were issued or were available to be issued. The adoption did not impact the Company’s results of operations or financial position. See Note 13 for further discussion of the Company’s consideration of subsequent events.

Effective September 30, 2009, the Company adopted SSAP No. 43R, Loan-backed and Structured Securities.  This statement establishes statutory accounting principles for investments in loan-backed securities and structured securities.  The SSAP

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supersedes SSAP No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments and paragraph 13 of SSAP No. 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment.  SSAP No. 43R changes the accounting for other-than-temporary impairments (OTTI).  If the Company intends to sell a security or lacks the intent or ability to hold the security until it recovers to its amortized cost basis, the security shall be written down to its fair value.  If the Company does not expect to recover the entire amortized cost basis of a security, an OTTI shall be recognized as a realized loss equal to the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the effective interest rate as outlined in the SSAP.  Prior to the adoption of SSAP No. 43R, loan-backed and structured securities were accounted for in accordance with SSAP No. 43, which called for those securities to be impaired and written down using undiscounted cash flows.  The cumulative effect of the adoption of this standard is the difference between the present value of expected cash flows for securities identified as having an OTTI compared with their amortized cost basis as of July 1, 2009.  This change in accounting principle reduced surplus by a net amount of $10 ($6 net of tax), which includes impairments of $4,270 offset by NAIC 6 rated securities that were already reported at lower of cost or market at the time of the implementation of SSAP No. 43R of $4,260, which have been removed from the component of change in net unrealized gains/losses.

In September 2008, the NAIC issued SSAP No. 99.  This statement establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an OTTI.  Prior to SSAP No. 99, the Company’s investments in OTTI were reported in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities, SSAP No. 32, Investments in Preferred Stock and SSAP No. 43, Loan-backed and Structured Securities.  The Company adopted SSAP No. 99 on January 1, 2009.  The adoption of this statement was accounted for prospectively and therefore there was no impact to the Company’s financials at adoption.

Reclassifications

Certain reclassifications have been made to the 2008 and 2007 financial statements to conform to the 2009 presentation.

Western Reserve Life Assurance Co. of Ohio

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2. Prescribed and Permitted Statutory Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed by the Insurance Department of the State of Ohio.  The Insurance Department of the State of Ohio recognizes only statutory accounting practices prescribed or permitted by the State of Ohio for determining and reporting the financial condition and results of operation of an insurance company for determining its solvency under Ohio Insurance Law.  The NAIC Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio.

At December 31, 2008, the Company, with the permission of the Ohio Superintendent of Insurance, determined the admitted amount of deferred income tax assets pursuant to Ohio Bulletin 2009-04.  Bulletin 2009-04 increased the realization period for purposes of determining the admissibility of deferred tax assets in accordance with the requirements of SSAP No. 10, Income Taxes, Paragraph 10(b)(i) from one year to three years from the balance sheet date and expanded the limit on net deferred tax assets for Paragraph 10(b)(ii) from 10% of adjusted capital and surplus to 15%.  The Company did not utilize this permitted practice during 2009 and instead opted to calculate deferred income taxes using the provisions of SSAP No. 10R.

A reconciliation of the Company's net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Ohio is shown below :

3. Accounting Changes and Corrections of Errors

Effective January 1, 2008, the Company modified the way it recorded interest on income taxes.  Prior to January 1, 2008, interest on income taxes was included as a net amount (after federal tax benefit) within federal and foreign income taxes recoverable.  Effective January 1, 2008, the gross amount of interest was included in taxes, licenses, and fees due and accrued, which is part of other liabilities, and the related deferred tax asset was included in net deferred income tax asset.  The Company reported a decrease in unassigned surplus of $240 as of January 1, 2008 related to this change.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, Cash Equivalents and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

Bonds and Preferred Stocks: Prior to 2008, fair values for bonds and preferred stocks were based on the price published by the SVO, if available.  In 2008, the NAIC adopted regulation allowing insurance companies to report the fair value determined by the SVO or determine the fair value by using a permitted valuation method.  Therefore, effective December 31, 2008, fair value for statutory purposes was reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Policy Loans:  Carrying value of policy loans approximates their fair value.

Derivative Financial Instruments: The estimated fair values of interest rate swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions.  The carrying amounts of these items are included in the liability section of the balance sheet.

Short-Term Notes Receivable from Affiliates:  The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair value.

Deposit-Type Contracts:  The carrying amounts of deposit-type contracts approximate their fair values.

Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

Separate Account Annuity Liabilities: Separate account annuity liabilities are based upon the fair value of the related separate account assets.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

4. Fair Values of Financial Instruments (continued)

Investment Contract Liabilities: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Receivable from/Payable to Parent, Subsidiaries, and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

4. Fair Values of Financial Instruments (continued)

Included in the Company’s financial statements are certain investment-related financial instruments that are carried at fair value on a recurring basis.  The Company also holds other financial instruments that are measured at fair value on a non-recurring basis; including impaired financial instruments, such as bonds and preferred stock that are carried at the lower of cost or fair value. Under Statutory Accounting practice, the Company calculates the fair value of affiliated common stock based on the equity method of accounting; as such, it is not included in the following fair value measurement disclosure.

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values are based on quoted market prices when available.  When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing).  In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price.  These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models.  Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input employed.

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by Accounting Standards Codification 820, Fair Value Measurements and Disclosures (formerly Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements).   The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement.  For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).   The levels of the fair value hierarchy are as follows:

 Level 1 -                 Unadjusted quoted prices for identical assets or liabilities in active marketsaccessible at the measurement date.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

4. Fair Values of Financial Instruments (continued)

Level 2 -
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability.  Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Financial assets and liabilities measured at fair value on a recurring basis

The following tables provide information about the Company’s financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2009 and 2008.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

4. Fair Values of Financial Instruments (continued)

  (a)  Short-term investments are carried at amortized cost; which approximates fair value.
(b) Separate Accounts assets are carried at the net asset value provided by the fund managers.

Changes in Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis

During 2009 and 2008, the Company reported the following assets in Level 3 on a recurring basis.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

4. Fair Values of Financial Instruments (continued)

Assets measured at fair value on a non-recurring basis

The Company reports certain assets at fair value on a non-recurring basis; that is, the instruments are not measured at fair value on an ongoing basis but are subject to fair value adjustments in certain circumstances (for example, when there is evidence of impairment).  As of December 31, 2009 and 2008, the Company reported the following assets at fair value on a non-recurring basis.

Level 3 Financial Assets

In certain circumstances, the Company will obtain non-binding quotes from brokers to assist in the determination of fair value.  If those quotes can be corroborated by other market observable data, the investment will be classified as Level 2.  If not, the investment is classified as Level 3 due to the lack of transparency into the broker’s valuation process.

Bonds, which have a designation of NAIC 6, are considered to be at or near default and are carried at the lower of cost or fair value.  Furthermore, beginning December 31, 2009, a new process was implemented by the NAIC to determine the designation for certain non-agency residential mortgage-backed securities (RMBS).  Under this process, the designation for these securities is based on two steps.  Those securities whose designation is an NAIC 6 in the first step are also carried at the lower of cost or fair value.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

5. Investments

The carrying amount and estimated fair value of investments in bonds and preferred stock are as follows:

The Company held bonds at December 31, 2009 and 2008 with a carrying value of $1,344  and $2,482 and an amortized cost of $1,520 and $4,553, respectively, that have an NAIC rating of 6 and which are not considered to be other-than-temporarily impaired.  These bonds are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

5. Investments (continued)

At December 31, 2009 and 2008, respectively, for securities in an unrealized loss position greater than or equal to twelve months, the Company held 61 and 68 securities with a carrying amount of $157,040 and $202,928 and an unrealized loss of $33,409 and $55,990, with an average price of 78.7 and 72.4 (fair value/amortized cost).  Of this portfolio, 81.04% and 88.42% were investment grade with associated unrealized losses of $23,639 and $43,441, respectively.

At December 31, 2009 and 2008, respectively, for securities that have been in a continuous loss position for less than twelve months, the Company held 63 and 95  securities with a carrying amount of $290,130 and $219,972 and an unrealized loss of $7,985 and $34,396 with an average price of 97.3 and 84.4 (fair value/amortized cost).  Of this portfolio, 99.40% and 91.71% were investment grade with associated unrealized losses of $7,808 and $30,889, respectively.

The estimated fair value of bonds and preferred stocks with gross unrealized losses at December 31, 2009 and 2008 are as follows:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

5. Investments (continued)

The carrying amount and estimated fair value of bonds at December 31, 2009, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.
The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis.  If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in affect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored.  For asset-backed securities, cash flow trends and underlying levels of collateral are monitored.  The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other-than-temporarily impaired.

At December 31, 2009, the Company’s commercial mortgage-backed securities (CMBS) portfolio had a fair value of $61,302 and a carrying value of $72,522, resulting in a gross unrealized loss of $11,220. CMBS are securitizations of underlying pools of mortgages on commercial real estate. The underlying mortgages have varying risk characteristics and are pooled together and sold in different rated tranches. The Company’s CMBS includes conduit and single borrower mortgages.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

5. Investments (continued)

All CMBS securities are monitored and modeled under base and several stress-case scenarios by asset specialists. For conduit securities, a widely recognized industry modeling software is used to perform a loan-by-loan, bottom-up analysis. For non-conduit securities a CMBS asset specialist works closely with the Company’s real estate valuation group to determine underlying asset valuation and risk.  Both methodologies incorporate external estimates on the property market, capital markets, property cash flows, and loan structure.  Results are then closely analyzed by the asset specialist to determine whether or not a principal or interest loss is expected to occur. If cash flow models indicate a credit event will impact future cash flows, and the Company does not have the intent to sell the security and does have the intent and ability to hold the security, the security is impaired to discounted cash flows.

Most of the securities in an unrealized loss position are rated investment grade. As the remaining unrealized losses in the CMBS portfolio relate to holdings where the Company expects to receive full principal and interest and the Company does not have the intent to sell and does have the intent and ability to hold the security, the Company does not consider the underlying investments to be impaired as of December 31, 2009.

Sub-prime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority.  The Company does not sell or buy sub-prime mortgages directly.   The Company's exposure to sub-prime mortgages is through asset-backed securities (ABS).  These securities are pools of mortgages that have been securitized and offered to investors as asset-backed securities, where the mortgages are collateral.  Most of the underlying mortgages within the pool have FICO scores below 660 at issuance.  Therefore, the ABS has been classified by the Company as a sub-prime mortgage position.  Also included in the Company's total sub-prime mortgage position are ABS with second lien mortgages as collateral.  The second lien mortgages may not necessarily have sub-prime FICO scores; however, the Company has included these ABS in its sub-prime position as it is the second priority in terms of repayment.  The Company does not have any "direct" residential mortgages to sub-prime borrowers outside of the ABS structures.

The Company became cautious of the structural aspects of the mezzanine classes in 2002 and stopped purchasing the mezzanine tranches with an original Nationally Recognized Statistical Rating Organization (NRSRO) rating at issuance of ‘A’ or lower in 2003.  Beginning in 2003, the Company began actively selling mezzanine positions as market spreads tightened, continued to upgrade the portfolio and reduced relative exposure to the sector as underwriting deteriorated.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

5. Investments (continued)

All ABS-housing securities are monitored and reviewed on a monthly basis with detailed cash flow models using the current collateral pool and capital structure on each portfolio quarterly.  Model output is generated under base and several stress-case scenarios.  ABS-housing asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling.  The ABS-housing models incorporate external estimates on property valuations, borrower characteristics, propensity of a borrower to default or prepay and the overall security structure.  Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Recent payment history, a percentage of on-going delinquency rates and a constant prepayment rate are also incorporated into the model. Once the entire pool is modeled, the results are closely analyzed by the asset specialist to determine whether or not the Company’s particular tranche or holding is at risk for payment interruption.  If cash flow models indicate a credit event will impact future cash flows, and the Company does not have the intent to sell the security and does have the intent and ability to hold the security, the security is impaired to discounted cash flows.

The actual cost, carrying amount and fair value of the Company's sub-prime mortgage- backed ABS holdings at December 31, 2009 are $48,205, $43,240 and $33,365, respectively.  At December 31, 2008, the actual cost, carrying amount and fair value of the Company’s sub-prime mortgage-backed ABS holdings were $66,543, $66,514 and $49,487, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

5. Investments (continued)

Aggregate totals for loan-backed securities with a recognized OTTI during the current reporting period are shown below classified on the basis of the OTTI:

The following loan-backed and structured securities which continue to be held at December 31, 2009 had a recognized OTTI during the year then ended:

 *        The impairment amount was recorded as a part of the cumulative effect of adoption of SSAP No. 43R and was not reflected in the income statement in the current period.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

5. Investments (continued)

The unrealized losses of loan-backed securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings at December 31, 2009 is as follows:

Detail of net investment income is presented below:

Investment expenses include expenses for the occupancy of company-owned property of $3,827, $3,949 and $3,759 during 2009, 2008 and 2007, respectively, as well as depreciation expense on these properties of $890, for each of the last three years.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

5. Investments (continued)

Proceeds from sales and other disposals of bonds and preferred stocks, excluding maturities, and related gross realized gains and losses were as follows:

The Company had gross realized losses of $8,814 and $4,739 in 2009 and 2008, respectively, which relate to losses recognized on other-than-temporary declines in fair values of bonds.  The Company did not have gross realized losses in 2007 related to losses recognized on other-than-temporary declines in fair values of bonds.

At December 31, 2009, bonds with an aggregate carrying value of $4,013 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

Net realized capital gains (losses) on investments are summarized below:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

5. Investments (continued)

At December 31, 2009, the Company had recorded investments in restructured securities of $740.  The capital losses taken as a direct result of restructures in 2009 were $782.  The Company often has impaired a security prior to the restructure date.  These impairments are not included in the calculation of restructure-related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.  The Company did not have any recorded investments in restructured securities at December 31, 2008.

The changes in net unrealized capital gains and losses on investments were as follows:

Gross unrealized gains (losses) on common stocks of affiliated entities were as follows:

During 2009 and 2008, the Company did not issue any mortgage loans.

During 2009, 2008 and 2007, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2009, 2008 and 2007, the Company held a mortgage loan loss reserve in the asset valuation reserve of $48, $61 and $233, respectively.

At December 31, 2009, the Company had four LIHTC.  The remaining years of unexpired tax credits ranged from two to eleven and none of the properties were subject to regulatory review.  The length of time remaining for holding periods ranged from six to fifteen years.  The amount of contingent equity commitments expected to be paid during the years 2010 to 2012 is $1,056.  The Company has no contingent equity commitments related to LIHTC beyond the year 2012.  There were no impairment losses, write-downs or reclassifications during 2009 related to these credits.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

5. Investments (continued)

At December 31, 2008, the Company had three LIHTC.  The remaining years of unexpired tax credits ranged from three to nine and none of the properties were subject to regulatory review.  The length of time remaining for holding periods ranged from seven to thirteen years.  The amount of contingent equity commitments expected to be paid during the years 2009 to 2013 is $1,491.  There were no impairment losses, write-downs or reclassifications during 2008 related to these credits.

The following table provides the carrying value of state transferable tax credits gross of any related tax liabilities and total transferable tax credits by state and in total as of December 31, 2009:

*The unused amount reflects credits that the Company deems will be realizable in the period from 2010 to 2014.

The Company estimated the utilization of the remaining state transferable tax credits by projecting future tax liability based on projected premium, tax rates and tax credits, and comparing projected future tax liability to the availability of remaining state transferable tax credits.  The Company had no impairment losses related to state transferable tax credits.

The Company issues products providing the customer a return based on various global equity market indices.  The Company uses global future contracts and/or options to hedge the liability option risk associated with these products.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better.  The credit exposure of swaps is represented by the fair value contracts, aggregated at a counterparty level, with a positive fair value at the reporting date.  The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf.  The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty.  Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets instead.  At December 31, 2009, the Company does not have any contracts, aggregated at a counterparty level, with a positive fair value.  At December 31, 2009, the fair value of all contracts, aggregated at a counterparty level, with a negative fair value amount to $748.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

5. Investments (continued)

At December 31, 2009, the Company has recorded $(748) for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting.  This has been recorded directly to unassigned surplus as an unrealized loss.  At December 31, 2008, the Company did not have any derivative instruments utilized for hedging purposes that did not qualify for hedge accounting.

The Company did not recognize any unrealized gains or losses during 2009 or 2008 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The Company uses variance swaps to reduce market risk in minimum guarantee equity index contracts arising from mismatches between assets and liabilities.  A variance swap is an arrangement whereby two parties (counterparties) enter into an agreement to pay a specified amount upon termination, an amount linked to the underlying index.  The final fair value is calculated by using the combination of the value of the underlying at termination, the value of the variance swap at initiation multiplied by an underlying notional amount.  Generally, no cash is exchanged at the outset of the contract. Periodic interest payments and a final payout upon termination can be made by either party.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable.  The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction.  Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

At December 31, 2009, the Company had outstanding receive fixed - pay fixed swaps with a notional amount of $5.  The Company did not have any outstanding derivative financial instruments at December 31, 2008.

Under exchange traded futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post a variation margin on a daily basis in an amount equal to the difference in the daily fair values of those contracts.  The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange.  The Company recognized net realized gains (losses) from futures contracts in the amount of $(22,205), $9,756 and $(2,240) for the years ended December 31, 2009, 2008 and 2007, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

5. Investments (continued)

Open futures contracts at December 31, 2009 and 2008 were as follows:

6. Reinsurance

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:

The Company received reinsurance recoveries in the amount of $69,659, $40,858 and $37,977 during 2009, 2008 and 2007, respectively. At December 31, 2009 and 2008, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $18,173 and $19,752, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2009 and 2008 of $315,335 and $266,490, respectively.  As of December 31, 2009 and 2008, the amount of reserve credits for reinsurance ceded that represented unauthorized affiliated companies were $265,816 and $224,853, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

6. Reinsurance (continued)

The Company would experience no reduction in surplus at December 31, 2009 if all reinsurance agreements were cancelled.

The Company has entered into an indemnity reinsurance agreement effective December 31, 2008, with Transamerica International Re (Bermuda) Ltd. (TIRe), an affiliate of the Company, to cede on a 100% quota share basis the net liabilities associated with certain of the Company's variable annuity products on a coinsurance and modified coinsurance basis.  The Company ceded reserves on a coinsurance basis of $133,875, received consideration of $12,780 and established a funds withheld liability of $121,095.  The pretax gain of $12,780 ($8,307 on a net of tax basis) has been reclassified to equity in accordance with SSAP 61, Life, Deposit-Type and Accident and Health Reinsurance.  The Company ceded general account and separate account reserves on a modified coinsurance basis of $303,642 and $1,703,276, respectively. An initial reinsurance premium equal to the reserves ceded was recorded, resulting in no gain or loss on the modified coinsurance portion on this transaction. The Company amortized $8,307 into earnings with a corresponding charge to unassigned surplus during 2009. At December 31, 2009 and 2008, the Company holds collateral in the form of letters of credit of $26,000 and $95,000, respectively, from the assuming company.

Effective October 1, 2008 the Company recaptured various guaranteed minimum death benefit riders included in certain of its variable annuity contracts that were previously ceded to TIRe, an affiliate, under a 2001 reinsurance agreement.  The Company released a funds withheld liability of $14,716 associated with this business and paid recapture consideration of $36,703.  Reserves recaptured included $71,423 of GMDB reserves and $1,927 of claim reserves.  The resulting pretax loss of $95,337 was included in the Summary of Operations in accordance with SSAP 61.  In addition, the unamortized pre-tax ceded gain held by the Company in unassigned surplus resulting from the original reinsurance transaction was released into income in the amount of $5,925 ($3,851 net of tax).  Prior to this transaction, the Company had amortized $1,367 and $1,823 on a pre-tax basis ($889 and $1,185 on a net of tax basis) into earnings for 2008 and 2007, respectively, with a corresponding charge to unassigned surplus.

During 2006, the Company entered into a reinsurance agreement with Transamerica International Reinsurance Ireland, Ltd. (TIRI) an affiliate, to retrocede an inforce block of term life business effective January 1, 2006.  The difference between the initial commission expense allowance received of $700 and ceded reserves of $332 resulted in an initial transaction gain of $368, which was credited to unassigned surplus on a net of tax basis in the amount of $240, in accordance with SSAP No. 61.  For each of the years ended December 31, 2009, 2008 and 2007, the Company amortized $24 into earnings with a corresponding charge to unassigned surplus.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

6. Reinsurance (continued)

During 2007, the Company recaptured the risks related to the universal life business that was previously ceded to TIRI on a funds withheld basis.  The Company paid recapture consideration of $525 and received $81 for assets recaptured related to the block.  Reserves recaptured included $5,453 in life reserves and $30 in other claim reserves, resulting in a net pre-tax loss of $5,927, which is included in the statement of operations.

Letters of credit held for all unauthorized reinsurers as of December 31, 2009 and 2008 were $77,700 and $131,155, respectively.

7. Income Taxes

The net deferred income tax asset at December 31, 2009 and 2008 and the change from the prior year are comprised of the following components:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

7. Income Taxes (continued)

The main components of deferred income tax amounts are as follows:

The valuation allowance for deferred tax assets as of December 31, 2009 was $4,817.  The Company did not have a valuation allowance for deferred tax assets as of December 31, 2008.  The valuation allowance is primarily related to deferred tax assets of a capital character that in the judgment of management, are not more likely than not to be realized.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

7. Income Taxes (continued)

The change in net deferred income tax assets is as follows:

Nonadmitted deferred tax assets increased (decreased) $(59,405), $(49,909) and $8,490 for 2009, 2008 and 2007, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

7. Income Taxes (continued)

As discussed in Note 1, the Company has elected to admit deferred tax assets pursuant to SSAP No. 10R, paragraph 10.e. for the 2009 reporting period.  The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No.10R is as follows:

·	10.a. – Federal income taxes paid in prior year that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year
·	10.b.i. – Adjusted gross DTAs, after the application of 10.a., expected to be realized within one year
·	10.b.ii. – 10% of adjusted statutory capital and surplus as shown on most recently filed statement
·	10.c. – Adjusted gross DTAs, after the application of 10.a. and 10.b., that can be offset against gross DTLs after considering the character of the DTAs and DTLs
·
10.d. – If the reporting entity’s financial statements and risk-based capital (RBC) calculated using an admitted adjusted gross DTA as the sum of 10.a., 10.b., and 10.c. results in the Company’s RBC level being above the maximum RBC level where an action level could occur as a result of the trend test (i.e., 250%); then the Company may elect to admit a higher amount of adjusted gross DTAs as calculated in paragraph 10.e.

·
10.e.i. – Federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with IRS tax loss carryback provisions, not to exceed three years

·	10.e.ii.(a) – Adjusted gross DTAs, after the application of 10.e.i, expected to be realized within three years
·	10.e.ii.(b) – 15% of adjusted statutory capital and surplus as shown on most recently filed statement
·	10.e.iii. – Adjusted gross DTAs, after the application of 10.e.i. and 10.e.ii., that can be offset against DTLs after considering the character of the DTAs and DTLs

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

7. Income Taxes (continued)

At December 31, 2008, as discussed in Note 2 Prescribed and Permitted Statutory Accounting Practices, the Company, with the permission of the Ohio Superintendent of Insurance, determined the admitted amount of deferred income tax assets pursuant to Ohio Bulletin 2009-04.  The following charts outline the effect of this permitted practice on the Company’s financial statements:

[

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

7. Income Taxes (continued)

Current year income taxes incurred consist of the following major components:

The Company's current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

Year Ended December 31		
	2009	2008	2007
Current income taxes incurred	$ 41,238	$ (42,578)	$ 60,857
Change in deferred income taxes (without tax on unrealized gains and losses)	(4,611)	7,619	(8,842)
Total income tax reported	$ 36,627	$ (34,959)	$ 52,015
Income before taxes	$ 163,103	$ (82,350)	$ 192,335
	35%	35%	35%
Expected income tax expense (benefit) at 35% statutory rate	57,086	(28,823)	67,317
Increase (decrease) in actual tax reported resulting from:			
a. Dividends received deduction	(7,455)	(7,490)	(8,946)
b. Tax credits	(4,157)	(5,370)	(3,198)
c. Tax adjustment for IMR	29	155	179
d. Surplus adjustment for in-force ceded	(2,916)	1,240	(423)
e. Nondeductible expenses	40	144	91
f. Deferred tax benefit on other items in surplus	(6,504)	2,912	854
g. Provision to return	(3,380)	(2,923)	(452)
h. Life insurer owned life insurance	(866)	(831)	(887)
i. Dividends from certain foreign corporations	349	773	–
j. Statutory valuation allowance adjustment	4,817	–	–
k. Prior year adjustments	(412)	4,643	(2,964)
l. Other	(4)	611	444
Total income tax reported	$ 36,627	$ (34,959)	$ 52,015

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

7. Income Taxes (continued)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement.  Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations.  The Company is entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in the year generated.  The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in any carryback or carryforward year when so applied.  Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service.

The Company incurred income taxes during 2009 and 2007 of $51,875 and $57,746, respectively, which will be available for recoupment in the event of future net losses.  The Company did not incur income taxes during 2008 which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2009 and 2008 is $1,573 and $773, respectively.  The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $1,573.  The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively.  The Company’s interest expense related to income taxes for the years ended December 31, 2009 and 2008 is $61 and $36, respectively.  The total interest payable balance as of December 31, 2009 and 2008 is $97 and $36, respectively.  The Company recorded no liability for penalties.  It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2000. The examination for the years 2001 through 2004 and 2005 through 2006 have been completed and resulted in tax return adjustments that are currently being appealed.  The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.  An examination is currently underway for the years 2007 and 2008.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

8. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

8. Policy and Contract Attributes (continued)

Information regarding the separate accounts of the Company is as follows:

Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2009	$ –	$ –	$ –	$ 455,704	$ 455,704
Reserves for accounts with assets at fair value at December 31, 2009	$ –	$ –	$ –	$ 6,546,186	$ 6,546,186
Reserves for separate accounts by withdrawal characteristics at December 31, 2009:					
Subject to discretionary withdrawal:					
With market value adjustment	$ –	$ –	$ –	$ –	$ –
At book value without market value adjustment and with current surrender charge of 5% or more	–	–	–	–	–
At fair value	–	–	–	6,546,186	6,546,186
At book value without market value adjustment and with current surrender charge of less than 5%	–	–	–	–	–
Subtotal	–	–	–	6,546,186	6,546,186
Not subject to discretionary withdrawal	–	–	–	–	–
Total separate account liabilities at December 31, 2009	$ –	$ –	$ –	$ 6,546,186	$ 6,546,186

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

8. Policy and Contract Attributes (continued)

Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2008	$ –	$ –	$ –	$ 731,603	$ 731,603
Reserves for accounts with assets at fair value at December 31, 2008	$ –	$ –	$ –	$ 5,556,306	$ 5,556,306
Reserves for separate accounts by withdrawal characteristics at December 31, 2008:					
Subject to discretionary withdrawal:					
With market value adjustment	$ –	$ –	$ –	$ –	$ –
At book value without market value adjustment and with current surrender charge of 5% or more	–	–	–	–	–
At fair value	–	–	–	5,556,306	5,556,306
At book value without market value adjustment and with current surrender charge of less than 5%	–	–	–	–	–
Subtotal	–	–	–	5,556,306	5,556,306
Not subject to discretionary withdrawal	–	–	–	–	–
Total separate account liabilities at December 31, 2008	$ –	$ –	$ –	$ 5,556,306	$ 5,556,306

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

8. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:
Effective December 31, 2009, the Company adopted Actuarial Guideline XLIII (AG 43).  AG 43 specifies statutory reserve requirements for variable annuity contracts with guarantees (VACARVM) and related products.  It replaces Actuarial Guidelines 34 and 39.  The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Covered products include variable annuities with and without benefit guarantees. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits, and guaranteed payout annuity floors.  The Aggregate Reserve for contracts falling within the scope of AG 43 is equal to the Conditional Tail Expectation (CTE) Amount, but not less than the Standard Scenario Amount (SSA). The Company reported a decrease in reserves and an increase in net income of $11,412 at December 31, 2009, related to the adoption of AG 43 and changes in the underlying assumptions.

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The Standard Scenario amount was determined using the assumptions and methodology prescribed in AG 43 for determining the Standard Scenario.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

8. Policy and Contract Attributes (continued)

During 2008, for Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

During 2008, for Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

At December 31, 2009 and 2008, the Company had variable annuities with guaranteed living benefits as follows:

At December 31, 2009 and 2008, the Company had variable annuities with guaranteed death benefits as follows:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

8. Policy and Contract Attributes (continued)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2009 and 2008, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

At December 31, 2009 and 2008, the Company had insurance in force aggregating $5,012,732 and $3,644,366 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Ohio Department of Insurance.  The Company established policy reserves of $28,044 and $22,357 to cover these deficiencies at December 31, 2009 and 2008, respectively.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

9. Capital and Surplus

The Company is subject to limitations, imposed by the Ohio Department of Insurance, on the payment of dividends to its parent company, AEGON. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) net income for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2010, without the prior approval of insurance regulatory authorities, is $115,655.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

9. Capital and Surplus (continued)

On December 30, 2009, the Company paid a common stock dividend of $65,000 to its parent Company.  Of this amount, $23,400 was considered an ordinary dividend and $41,600 was considered an extraordinary dividend.  On December 29, 2008 the Company paid a $200,000 common stock dividend to its parent company.  Of this amount, $131,600 was considered an ordinary cash dividend and $68,400 was considered an extraordinary dividend.  The Company received approval from the Ohio Department of Insurance to make these dividend payments.  The Company paid an ordinary common stock dividend of $110,000 to its parent on December 19, 2007.

Life and health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2009, the Company meets the minimum RBC requirements.

10. Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. Pension expense allocated to the Company aggregated $1,518, $1,444 and $1,829 for 2009, 2008 and 2007, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $736, $793 and $905 for 2009, 2008 and 2007, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

10. Retirement and Compensation Plans (continued)

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for 2009, 2008 and 2007 was insignificant. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $201, $143 and $179 for the years ended 2009, 2008 and 2007, respectively.

11. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a Cost Sharing agreement between AEGON companies, providing for services needed.  The Company is also party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations by administering the day-to-day real estate and mortgage loan operations of the Company.  AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company.  During 2009, 2008 and 2007, the Company paid $100,948, $95,980 and $106,392, respectively, for such services, which approximates their costs to the affiliates. The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust.  The Company received $21,446, $30,230 and $38,629 from this agreement during 2009, 2008 and 2007, respectively. The Company provides office space, marketing and administrative services to certain affiliates. During 2009, 2008 and 2007, the Company received $87,774, $95,867 and $100,815, respectively, for such services, which approximates their cost.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

11. Related Party Transactions (continued)

Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. At December 31, 2009, 2008 and 2007, the Company has a net amount of $(4,361), $16,350 and $(21,887), respectively, due (to) from affiliates.  Terms of settlement require that these amounts are settled within 90 days.  During 2009, 2008 and 2007, the Company paid net interest of $132, $924 and $1,954, respectively, to affiliates.

At December 31, 2009 the Company had a short-term intercompany note receivable of $27,000 from AEGON due by September 29, 2010 at .25% interest.  The Company did not hold any short-term intercompany notes receivable at December 31, 2008.  In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, this note is reported on the balance sheet as a short-term investment.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2009 and 2008, the cash surrender value of these policies was $68,798 and $66,323, respectively.

12. Commitments and Contingencies

The Company is a party to legal proceedings involving a variety of issues incidental to its business.  Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum.  In addition, there continues to be significant federal and state regulatory activity relating to financial services companies.  The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position or results of operations.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

12. Commitments and Contingencies (continued)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,330 and $3,337 with no offsetting premium tax benefit at December 31, 2009 and 2008, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $58, $36 and $(22) for 2009, 2008 and 2007, respectively.

The Company participates in an agent-managed securities lending program.  The Company receives collateral equal to 102% of the fair value of the loaned government/other domestic securities, respectively, as of the transaction date.  If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government/other domestic securities, respectively.  In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.  Cash received is reinvested and is not available for general corporate purposes.

At December 31, 2009, securities in the amount of $31,795 were on loan under securities lending agreements.  The collateral the Company received from securities lending was in the form of cash and on open terms.  Cash collateral reinvested had a fair value of $32,264 at December 31, 2009.  At December 31, 2008, the Company had no securities on loan under securities lending agreements.

The Company has contingent commitments of $1,056 and $1,491 as of December 31, 2009 and 2008, respectively, for LIHTC investments.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

12. Commitments and Contingencies (continued)

The Company is required by the Commodity Futures Trading Commission (CFTC) to maintain assets on deposit with brokers for futures trading activity done on behalf of the Company.  The broker has a secured interest with priority in the pledged assets, however, the Company has the right to recall and substitute the pledged assets.  At December 31, 2009 and 2008 respectively, the Company pledged assets in the amount of $14,394 and $36,127 to satisfy the requirements of futures trading accounts.

13. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are available to be issued, March 31, 2010, provided they give evidence of conditions that existed at the balance sheet date (Type I).  Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II).  As of March 31, 2010, the Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2009.

Western Reserve Life Assurance Co. of Ohio

Summary of Investments – Other Than
Investments in Related Parties
 (Dollars in Thousands)

December 31, 2009

Schedule I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet
Fixed maturities			
Bonds:			
United States government and government agencies and authorities	$ 42,811	$ 40,392	$ 42,811
States, municipalities and political subdivisions	32,481	32,323	32,481
Foreign governments	11,425	11,124	11,425
Hybrid securities	9,975	10,595	9,975
All other corporate bonds	685,062	654,980	685,062
Total fixed maturities	781,754	749,414	781,754
Mortgage loans on real estate	12,505		12,505
Real estate	37,082		37,082
Policy loans	378,683		378,683
Cash, cash equivalents and short-term investments	122,150		122,150
Other invested assets	6,363		6,363
Total investments	$ 1,338,537		$ 1,338,537

 (1)           Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

Western Reserve Life Assurance Co. of Ohio

Supplementary Insurance Information
(Dollars in Thousands)

Schedule III

Future Policy Benefits and Expenses	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims, Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2009						
Individual life	$ 1,091,121	$ 18,403	$ 502,238	$ 30,963	$ 282,952	$ 430,307
Group life and health	17,641	513	2,585	474	2,865	3,752
Annuity	608,644	1,082	151,428	16,934	506,798	(316,750)
	$ 1,717,406	$ 19,998	$ 656,251	$ 48,371	$ 792,615	$ 117,309
Year ended December 31, 2008						
Individual life	$ 1,097,394	$ 20,196	$ 574,634	$ 45,656	$ 370,010	$ 237,806
Group life and health	16,261	101	375	667	1,473	365
Annuity	621,785	2,183	213,833	25,300	968,935	1,519,611
	$ 1,735,440	$ 22,480	$ 788,842	$ 71,623	$ 1,340,418	$ 1,757,782
Year ended December 31, 2007						
Individual life	$ 1,040,192	$ 14,956	$ 583,844	$ 42,731	$ 304,367	$ 241,395
Group life	15,550	100	46	646	915	53
Annuity	596,029	317	429,894	25,455	1,055,682	(510,040)
	$ 1,651,771	$ 15,373	$ 1,013,784	$ 68,832	$ 1,360,964	$ (268,592)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

 Western Reserve Life Assurance Co. of Ohio

Reinsurance
(Dollars in Thousands)

Schedule IV

Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2009					
Life insurance in force	$105,354,990	$ 54,257,827	$ 16,526,779	$ 67,623,942	24%
Premiums:					
Individual life	$ 586,466	$ 87,785	$ 3,557	$ 502,238	1%
Group life	14,786	12,201	—	2,585	0%
Annuity	168,549	17,121	—	151,428	0%
	$ 769,801	$ 117,107	$ 3,557	$ 656,251	1%
Year ended December 31, 2008					
Life insurance in force	$ 102,486,516	$ 54,034,032	$ 16,447,344	$ 64,899,828	25%
Premiums:					
Individual life	$ 648,362	$ 77,458	$ 3,730	$ 574,634	1%
Group life	5,033	4,658	—	375	0%
Annuity	337,322	123,489	—	213,833	0%
	$ 990,717	$ 205,605	$ 3,730	$ 788,842	0%
Year ended December 31, 2007					
Life insurance in force	$ 99,363,588	$ 48,566,371	$ 17,211,679	$ 68,008,896	25%
Premiums:					
Individual life	$ 646,758	$ 66,766	$ 3,853	$ 583,845	1%
Group life	586	540	—	46	0%
Annuity	437,105	7,212	—	429,893	0%
	$ 1,084,449	$ 74,518	$ 3,853	$ 1,013,784	1%

PART C - OTHER INFORMATION
Item 26.	Exhibits
	(a)		Resolution of the Board of Directors of Western Reserve establishing the separate account (1)
	(b)		Not Applicable
	(c)		Distribution of Policies
		(i)	Master Service and Distribution Compliance Agreement (2)
		(ii)	Amendment to Master Service and Distribution Compliance Agreement (3)
		(iii)	Form of Broker/Dealer Supervisory and Service Agreement (3)
		(iv)	Principal Underwriting Agreement (3)
		(v)	First Amendment to Principal Underwriting Agreement (3)
		(vi)	Second Amendment to Principal Underwriting Agreement (12)
		(vii)	Third Amendment to Principal Underwriting Agreement (14)
		(viii)	Form of Amendment No. 2 And Novation To The Amended And Restated Principal Underwriting Agreement between Transamerica Capital Inc. and Western Reserve (17)
	(d)	(i)	Specimen Flexible Premium Variable Life Insurance Policy (4)
		(ii)	Joint Insured Term Rider (4)
		(iii)	Individual Insured Rider (4)
		(iv)	Wealth Protector Rider (4)
		(v)	Terminal Illness Accelerated Death Benefit Rider (1)
		(vi)	Endorsement (EL101) (3)
		(vii)	Adjustable Term Insurance Rider (5)
		(viii)	Death Benefit Extension Rider (6)
	(e)		Application for Flexible Premium Variable Life Insurance Policy (12)
	(f)	(i)	Second Amended Articles of Incorporation of Western Reserve (2)
		(ii)	Certificate of First Amendment to the Second Amended Articles of Incorporation of Western Reserve (9)
		(iii)	Amended Code of Regulations (By-Laws) of Western Reserve (2)
	(g)		Reinsurance Contracts
		(i)	Reinsurance Treaty dated September 30, 2000 and Amendments Thereto (10)
		(ii)	Reinsurance Treaty dated July 1, 2002 and Amendments Thereto (10)
	(h)		Participation Agreements
		(i)	Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 (8)
		(ii)	Amendment No. 1 dated March 15, 2000 to Participation Agreement -Variable Insurance Products Fund (8)
		(iii)	Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund (9)
		(iv)	Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 (7)
		(v)	Amendment No. 1 dated March 15, 2000 to Participation Agreement -Variable Insurance Products Fund II (8)
		(vi)	Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund II (9)
		(vii)	Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 (7)
		(viii)	Amendment No. 1 dated March 15, 2000 to Participation Agreement – Variable Insurance Products Fund III (8)
		(ix)	Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund III (9)

(x)	Third Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve dated September 1, 2003 (13)
(xi)	Fourth Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve dated December 1, 2003 (14)
(xii)	Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated February 21, 2001 and Amendments thereto (12)
(xiii)	Amendment No. 21 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated September 1, 2003 (13)
(xiv)	Amendment No. 22 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated December 1, 2003 (14)
(xv)	Amendment No. 23 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated May 1, 2004 (15)
(xvi)	Amended and Restated Fund Participation Agreement Between Access Variable Insurance Trust and Western Reserve dated May 1, 2004 (15)
(xvii)	Amendment No. 24 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated October 22, 2004 (16)
(xviii)	Amendment No. 25 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated March 28, 2005 (17)
(xix)	Amendment No. 26 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated September 1, 2005 (17)
(xx)	Amendment No. 1 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFunds Advisors LLC dated June 1, 2007 (22)
(xxi)	Amendment No. 2 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFunds Advisors LLC dated August 30, 2007 (22)
(xxii)	Participation Agreement Among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated June 6, 2006 (20)
(xxiii)	Amendment No. 3 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated February 28, 2008. (23)
(xxiv)	Amendment No. 27 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated May 1, 2006 (21)
(xxv)	Amendment No. 28 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated May 1, 2007 (21)
(xxvi)	Amendment No. 29 to Participation Agreement between Transamerica Series Trust (formerly, AEGON/Transamerica Series Trust) dated May 1, 2008. (23)
(xxvii)	Participation Agreement Amongst Western Reserve, Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Transamerica Capital Inc. dated November 10, 2008. (25)
(xxviii)	Participation Agreement Amongst Western Reserve, AllianceBernstein Series Trust, Inc., and Transamerica Capital, Inc. (25)
(xxix)	Participation Agreement Among AllianceBernstein Variable Products Series Fund, Inc. and Western Reserve dated November 1, 2009 (26)
(xxx)
Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated November 10, 2008 (26)

(xxxi)	Amendment No. 33 to Participation Agreement between Transamerica Series Trust and Western Reserve dated May 1, 2009 (26)
(xxxii)	Amendment to Participation Agreement Among AllianceBernstein Variable Products Series Fund, Inc. and Western Reserve dated May 1, 2009 (26)

(xxxiii)
Amendment No. 1 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated May 1, 2009 (26)

(xxxiv)
Amendment to Participation Agreement Among Western Reserve Life Assurance Co. of Ohio, Variable Insurance Products Fund II, Variable Insurance Products Fund V, and Fidelity Distributors Corporation dated August 30, 2007(27)

	(xxxv)	Amendment No. 34 to Participation Agreement Between Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio dated November 1, 2009(27)
	(xxxvi)	Amendment No. 35 to Participation Agreement Between Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio dated May 1, 2010(27)
(i)		Not Applicable
(j)		Not Applicable
(k)		Opinion of Arthur D. Woods, Esq. as to the Legality of the Securities Being Registered
(l)		Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered
(m)		Sample Hypothetical Illustration (16)
(n)		Other Opinions:
	(i)	Written Consent of Ernst & Young LLP
(o)		Not Applicable
(p)		Not Applicable
(q)		Memorandum describing issuance, transfer and redemption procedures (10)
(r)		Powers of Attorney
Eric J. Martin(26)
Brenda K. Clancy(26)
Arthur C. Schneider(26)
Charles T. Boswell(26)
John R. Hunter(26)
Darryl D. Button (27)

_____________________________________
(1)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.
(2)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.
(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
(4)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form S-6 Registration Statement dated April 22, 1998 (File No. 33-69138) and is incorporated herein by reference.
(5)	This exhibit was previously filed on Post-Effective Amendment No. 15 to Form S-6 Registration Statement dated April 19, 2000 (File No. 33-69138) and is incorporated herein by reference.
(6)	This exhibit was previously filed on Post-Effective Amendment No. 28 to Form N-1A Registration Statement dated April 28, 1997 (File No. 33-507) and is incorporated herein by reference.
(7)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 Registration Statement dated September 23, 1999 (File No. 333-57681) and is incorporated herein by reference.
(8)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement dated April 10, 2000 (File No. 333-93169) and is incorporated herein by reference.
(9)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 16, 2001 (File No. 33-69138) and is incorporated herein by reference.
(10)	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form S-6 Registration Statement dated April 19, 2000 (File No. 333-23359) and is incorporated herein by reference.
(11)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 31, 2003 (File No. 333-100993) and is incorporated herein by reference.

(12)	This exhibit was previously filed on the Initial Registration Statement to Form N-4 Registration Statement dated September 5, 2003 (File No. 333-108525) and is incorporated herein by reference.
(13)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 9, 2003 (File No. 333-107705) and is incorporated herein by reference.
(14)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated November 7, 2003 (File No. 333-110315) and is incorporated herein by reference.
(15)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated April 16, 2004 (File No. 333-100993) and is incorporated herein by reference.
(16)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-6 Registration Statement dated February 28, 2005 (File No. 333-107705) and is incorporated herein by reference.
(17)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated September 28, 2005 (File No. 33-128650) and is incorporated herein by reference.
(18)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated April 12, 2007 (File No. 333-135005) and is incorporated herein by reference.
(19)	This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form N-6 Registrations Statement dated October 16, 2006 (File No. 333-135005) and is incorporated herein by reference.
(20)	This exhibit was previously filed on the Initial Registrations Statement to Form N-6 Registration Statement dated June 14, 2006 (File No. 333-135005) and is incorporated herein by reference.
(21)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration System dated June 28, 2007 and is incorporated herein by reference.
(22)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 16, 2007 (File 333-144117) and is incorporated herein by reference.
(23)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 11, 2008 (File No. 333-110315) and is incorporated herein by reference.
(24)	This exhibit was previously filed on Post-Effective Amendment No. 26 to Form N-6 Registration Statement dated April 23, 2008 (File 33-69138) and is incorporated herein by reference.
(25)	To be filed by amendment.
(26)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 27, 2009 (File No. 333-135005) and is incorporated herein by reference.
(27)	This exhibit was previously filed on Post-Effective Amendment No. 12 to Form N-6 Registration Statement dated April 14, 2010 (File No. 333-110315) and is incorporated herein by reference.

Item 27.                    Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Darryl D. Button	(1)	Director
Charles T. Boswell	(2)	Director and Chief Executive Officer
Brenda K. Clancy	(1)	Director and President
M. Craig Fowler	(3)	Vice President and Treasurer
Arthur C. Schneider	(1)	Director, Senior Vice President and Chief Tax Officer
John R. Hunter	(1)	Director and Chief Financial Officer
Eric J. Martin	(1)	Vice President and Corporate Controller
_________________________

(1)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
(2)	570 Carillon Parkway, St. Petersburg, Florida 33716

Item 28.  Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company
Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada ULC	Canada	Ownership split between AEGON Canada Holding B.V. and TIHI Canada Holding, LLC	Holding company
AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor
AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans
AEGON Core Mortgage Fund, LP	Delaware	General Partner - AEGON-CMF GP, LLC	Investment in mortgages
AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company
AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

C-5

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.
Authorized business:  Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON DMS Holding B.V.	Netherlands	100% AEGON International B.V.	Holding company
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager
AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON International B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (74.8759%) ; Monumental Life Insurance Company (25.1241%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON N.V.	Netherlands	22.95% of Vereniging AEGON Netherlands Membership Association	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies
AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services
AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
Ampac, Inc.	Texas	100% Commonwealth General Corporation	Managing general agent
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: Transamerica Life Insurance Company (99%)	Property
Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.
Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company
AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate
AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - AEGON USA, LLC (99%)	Inter-company lending and general business
Bay Area Community Investments I, LLC	California	70%Transamerica Life Insurance Company; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, LLC 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company
Capmark Affordable Tax Credit Fund II, LLC	Delaware	100% owned by Garnet LIHTC Fund VIII, LLC	Investments
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose
CC Matteson, LLC	Illinois	Members: Monumental Life Insurance Company (83.03%); Pan-American Life Insurance Company, a non-affiliate of AEGON (9.75%); Nationwide Life Insurance Company, a non-affiliate of AEGON (7.22%)	Ownership of commercial real estate acquired via remedies enforcement.
Chicago Community Housing Fund I, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, LLC	Insurance agency
Clark, LLC	Delaware	Sole Member - Diverisified Investment Advisors, Inc.	Holding company
Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer
Commonwealth General Corporation	Delaware	100% AEGON U.S. Holding Corporation	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Flashdance, LLC	New York	100% Transamerica Life Insurance Company	Broadway production
Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware
 Members: Garnet Community Investments, LLC (0.01%); ING USA Annuity and Life Insurance company, a non-affiliate of AEGON  (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).
Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	In the process of being dissolved
Investment Advisors International, Inc.	Delaware	100% AUSA Holding Company	Investments
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment
JMH Operating Company, Inc.	Mississippi	100% Monumental Life Insurance Company	Real estate holdings

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Life Investors Alliance, LLC	Delaware	100% Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100%Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Co.	Trust company
Merrill Lynch Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company
ML Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company
MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management services to unaffiliated third party administrator
Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company
Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
NEF Investment Company	California	100% Transamerica Life Insurance Company	Real estate development
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda
Partners are:  Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON:  XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.
Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
Prisma Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Prisma Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
Quantitative Data Solutions, LLC	Delaware	100% Transamerica Life Insurance Company	Special purpose corporation
RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware
Members:  Transamerica Life Insurance Company (90.958905%); Monumental Life Insurance Company (6.301370%); Transamerica Financial Life Insurance Company (2.739725%). Manager:  AEGON USA Realty Advisors, Inc.
Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	AEGON USA Realty Advisors, LLC is non-owner Manager; no ownership interests at this time.	Real estate investments
Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Retirement Project Oakmont	California
General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner).  General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.
Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% Canadian Premier Holdings LTD.	Application service provider providing loan origination platforms to Canadian credit unions.
Separate Account Fund C	California	100% Transamerica Life Insurance Company	Mutual Fund
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at Transamerica Finance Corporation
The AEGON Trust Advisory Board: Patrick J. Baird, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company
To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corporation	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc. (f/k/a InterSecurities, Inc.)	Delaware	1,00 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Holding B.V.	Netherlands	100% AEGON International B.V.	Holding company
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company
Transamerica Investment Holdings, LLC	Delaware	100 shares of Class A stock owned by Transamerica Investment Services, Inc.; 1,902.82 shares of Class B stock owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Holding company
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	81.75% Transamerica Investment Services, Inc. as Original Member; 18.25% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor
Transamerica Investment Services, LLC	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Transamerica Investors, Inc.	Maryland	100% Transamerica Asset Management, Inc.	Open-end mutual fund
Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company
Transamerica Life Insurance Company	Iowa
676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation;  30,564 shares of Preferred Stock owned by AEGON USA, LLC
Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. - sole member
Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.

Transamerica Minerals Company	California	100% Transamerica Realty Services, LLC	Owner and lessor of oil and gas properties
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments
Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments
Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services
Transamerica Retirement Services Corp.	Ohio	100% AUSA Holding Company	Record keeping
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency
Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator
USA Administration Services, Inc.	Kansas	100% Transamerica Life Insurance Company	Third party administrator
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance
Westport Strategies, LLC	Delaware	AUSA Holding Company - sole Member
Provide administrative and support services, including but not limited to plan consulting, design and administration in connection with retail insurance brokerage business as carried on by producers related to corporate-owned or trust-owned life insurance policies

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive
Zero Beta Fund, LLC	Delaware
Members are:  Transamerica Life Insurance Company (74.0181%);  Monumental Life Insurance Company (23.6720%); Transamerica Financial Life Insurance Company (2.3097%).  Manager:  AEGON USA Investment Management LLC
Aggregating vehicle formed to hold various fund investments.

Item 29.                 Indemnification

Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons.  The following excerpts contain the substance of these provisions.

Ohio General Corporation Law

Section 1701.13 Authority of corporation.

(E)(1)                  A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2)          A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

(a)          Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

(b)          Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

(3)          To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

(4)          Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

(a)          By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

(b)          If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

(c)          By the shareholders;

(d)          By the court of common pleas or the court in which such action, suit, or proceeding was brought.

Any determination made by the disinterested directors under division (E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)(a)  Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

(i)  Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

(ii)  Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

(b)          Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

(6)          The indemnification authorized by this section shall not be exclusive of, and shall be in addition to,  any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7)          A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation,  domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.  Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

(8)          The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section.  Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or (7).

(9)          As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation,  domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

Second Amended Articles of Incorporation of Western Reserve

ARTICLE EIGHTH

EIGHTH:  (1)  The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2)           The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

(3)           To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

(4)           Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article.  Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought.  Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)             Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article.  If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation.  Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

(6)           The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7)           The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

(8)           As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

(9)           The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation.  The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation.  To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above.  The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

Amended Code of Regulations of Western Reserve

ARTICLE V

Indemnification of Directors and Officers

Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Western Reserve pursuant to the foregoing provisions or otherwise, Western Reserve has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Western Reserve of expenses incurred or paid by a director, officer or controlling person of Western Reserve in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Western Reserve will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.                    Principal Underwriter

Item 30.                      (a)           Transamerica Capital, Inc. serves as the principal underwriter for:

(a)       Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA Z, Separate Account VA EE, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Separate Account VL A, Separate Account VUL-3 and Separate Account VUL A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA GNY, Separate Account VA HNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account.  These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B.  These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA WM, and Separate Account VL E.  This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II.  These accounts are separate accounts of Merrill Lynch Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II.  These accounts are separate accounts of ML Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b)           Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
David W. Hopewell	1	Director
Thomas Swank	1	Director
Lon J. Olejniczak	(1)	Director and Chief Executive Officer
Michael W. Brandsma	(2)	Director, President and Chief Financial Officer
Blake S. Bostwick	(2)	Vice President and Chief Operations Officer
David R. Paulsen	(2)	Executive Vice President
Michael G. Petko	(2)	Executive Vice President
Anne M. Spaes	(3)	Executive Vice President
Courtney John	(2)	Vice President and Chief Compliance Officer
Frank A. Camp	(1)	Secretary
Amy Angle	(3)	Assistant Vice President
Elizabeth Belanger	(6)	Assistant Treasurer
Margaret A. Cullem-Fiore	(4)	Assistant Treasurer
John W. Fischer	(4)	Assistant Vice President
Clifton W. Flenniken, III	(5)	Assistant Vice President
Dennis P. Gallagher	(4)	Assistant Vice President
Wesley J. Hodgson	(2)	Vice President
Karen D. Heburn	(4)	Vice President
Kyle A. Keelan	(4)	Assistant Vice President
Christy Post-Rissin	(4)	Assistant Vice President
Brenda L. Smith	(4)	Assistant Vice President
Darin D. Smith	(1)	Assistant Vice President
Arthur D. Woods	(4)	Assistant Vice President
Tamara D. Barkdoll	(2)	Assistant Secretary
Erin K. Burke	(1)	Assistant Secretary
Karen R. Wright	(3)	Assistant Treasurer

(1)     4333 Edgewood Road N.E., Cedar Rapids, IA  52499-0001
(2)     4600 S Syracuse St, Suite 1100, Denver, CO  80237-2719
(3)     400 West Market Street, Louisville, KY  40202
(4)     570 Carillon Parkway, St. Petersburg, FL  33716
(5)     1111 North Charles Street, Baltimore, MD  21201
(6) 440 Mam aroneck Ave, Harrison, NY 10528

(c)       Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions*	Compensation on Events Occasioning the Deduction of A Deferred Sales Load	Brokerage Commissions	Other Compensation
Transamerica Capital, Inc.		$0	$22,399,793	0

* TCI passes through any commissions paid to it to the selling firms and does not retain any portion of such payments.

Item 31.                  Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Western Reserve at 570 Carillon Parkway, St. Petersburg, Florida 33716, 4800 140th Avenue North, Clearwater, Florida 33762 or 12855 Starkey Road, Largo, Florida 33773.

Item 32.                  Management Services

Not Applicable

Item 33.                  Fee Representation

Western Reserve hereby represents that the fees and charges deducted under the WRL Freedom Wealth Protector Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment company Act of 1940, the Registrant, WRL Series Life Account,, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 30 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of St. Petersburg, and State of Florida, on the (date, 2010).

WRL SERIES LIFE ACCOUNT
(Registrant)

By: /s/ Brenda K. Clancy
Brenda K. Clancy * / , Chairman of the Board and President
of Western Reserve Life Assurance Co. of Ohio

WESTERN RESERVE LIFE ASSURANCE
CO. OF OHIO
(Depositor)

By: /s/ Brenda K. Clancy
Brenda K. Clancy * / ,Chairman of the Board and President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 30 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:
Signature                                                  Title                                                        Date

/ s/ Darryl D. Button                                Director                                                              April 20, 2010
 */ Darryl D. Button

/s/ Charles T. Boswell                           Director and Chief Executive Officer             April 20,  2010
Charles T. Boswell */

/s/ Brenda K. Clancy                             Chairman of the Board and President            April 20 ,  2010
Brenda K. Clancy */

/s/ Eric J. Martin                                    Vice President and Corporate                          April 20, 2010
Eric J. Martin */                                     Controller

/s/ John R. Hunter                                Director and Chief Financial                             April 20, 2010
John R. Hunter */                                 Officer

/s/ Arthur C. Schneider                       Director, Senior Vice President and                 April 20, 2010
Arthur C. Schneider */                         Chief Tax Officer

*/ /s/ Arthur D. Woods
     Signed by Arthur D. Woods, Esq.
     As Attorney in Fact pursuant to Powers of Attorney

EXHIBIT INDEX

Exhibit                           Description
No.                           of Exhibit

26(k)                       Opinion of Arthur D. Woods, Esq. as to the Legality of the Securities Being Registered
26(l)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered
26(n)(i)	Written Consent of Ernst & Young LLP

26(k)
Opinion of Arthur D. Woods, Esq. as to the Legality of the Securities Being Registered

26(l)
Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered

26(n)(i)
Written Consent of Ernst & Young LLP